  As filed with the U.S. Securities and Exchange Commission on November 17,
1995
                                            Securities Act File No.  33-_____
                                   Investment Company Act File No.  811-07429

                   U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-2

/X/ Registration Statement Under The Securities Act of 1933
/ / Pre-Effective Amendment No. __
/ / Post-Effective Amendment No.
                                    and/or
/X/ Registration Statement Under The Investment Company Act of 1940 / / Amendment No. __
                       (check appropriate box or boxes)


                          The New Formosa Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)

                               c/o Brown & Wood
                            One World Trade Center
                           New York, New York 10048
                   (Address of Principal Executive Offices)
      Registrant's Telephone Number, including Area Code: (212) 839-5300



                              John A. MacKinnon
                                 Brown & Wood
                            One World Trade Center
                           New York, New York 10048
              (Name and Address of Agent for Service of Process)


                               With copies to:

        JOHN A. MacKINNON, ESQ.               WILLIAM H. BOHNETT, ESQ.
             Brown & Wood                   Fulbright & Jaworski L.L.P.
        One World Trade Center                    666 Fifth Avenue
       New York, New York 10048               New York, New York 10103



    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this registration statement.
    If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /











                   CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
                                                                           Proposed
                                                          Proposed         Maximum
                                                           Maximum        Aggregate       Amount of
         Title of Securities            Amount Being   Offering Price      Offering      Registration
           Being Registered              Registered     Per Share(2)       Price(2)          Fee
Common Stock, $.10 Par                   383,334
  Value . . . . . . . . . . . . . . .    Shares(1)      $15.00             $5,750,010     $1,150

(1) Includes 50,000 shares subject to the Underwriters' over-allotment options.
(2) Estimated solely for purposes of calculating the registration fee.













































    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT
SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                               EXPLANATORY NOTE

    This Registration Statement relates to the offering of 333,334 shares of common stock of The New Formosa Fund, Inc. (without giving effect to the Underwriters' over-allotment options), of which ___________ shares will be offered in the United States and Canada and ____________ shares will be offered internationally outside the United States, Canada and Japan. The Registration Statement includes the U.S. Prospectus followed by an alternate front cover page and back cover page for the International Prospectus as indicated on each page.

                            CROSS REFERENCE SHEET
                         PARTS A AND B OF PROSPECTUS

Items in Parts A and B of Form N-2            Location in Prospectus
1.  Outside Front Cover . . . . . . . . . . . Front Cover Page
2.  Inside Front and Outside Back Cover Page
                                              Front Cover Page, Inside Front
                                              Cover Page, Outside Back Cover
                                              Page
3.  Fee Table and Synopsis  . . . . . . . . . Prospectus Summary; Fund
                                              Expenses
4.  Financial Highlights  . . . . . . . . . . Not Applicable
5.  Plan of Distribution  . . . . . . . . . . Cover Page; Prospectus Summary;
                                              Underwriting
6.  Selling Shareholders  . . . . . . . . . . Not Applicable
7.  Use of Proceeds . . . . . . . . . . . . . Use of Proceeds
8.  General Description of the Registrant . . Cover Page; Prospectus Summary;
                                              The Fund; Investment
                                              Restrictions; Investment
                                              Objective and Policies; Risk
                                              Factors and Special
                                              Considerations; Description of
                                              Common Stock
9.  Management  . . . . . . . . . . . . . . . Management of the Fund;
                                              Portfolio Transactions and
                                              Brokerage; Estimated Expenses;
                                              Custodians; Transfer Agent,
                                              Dividend Disbursing Agent and
                                              Registrar; Description of
                                              Common Stock
10. Capital Stock, Long-Term Debt and Other   Prospectus Summary; Description
    Securities  . . . . . . . . . . . . . . . of Common Stock; Dividends and
                                              Distributions; Dividend
                                              Reinvestment Plan;
                                              Underwriting; Taxation
11. Defaults and Arrears on Senior Securities
                                              Not Applicable
12. Legal Proceedings . . . . . . . . . . . . Not Applicable
13. Table of Contents of the Statement of
      Additional Information  . . . . . . . . Not Applicable
14. Cover Page  . . . . . . . . . . . . . . . Not Applicable



15. Table of Contents . . . . . . . . . . . . Not Applicable
16. General Information and History . . . . . The Fund
17. Investment Objective and Policies . . . . Investment Objective and
                                              Polices; Investment
                                              Restrictions
18. Management  . . . . . . . . . . . . . . . Management of the Fund
19. Control Persons and Principal Holders of  Not Applicable
    Securities  . . . . . . . . . . . . . . .
20  Investment Advisory and Other Services  . Management of the Fund;
                                              Custodian; Transfer Agent,
                                              Dividend Disbursing Agent and
                                              Registrar; Experts
21. Brokerage Allocation and Other Practices
                                              Portfolio Transactions and
                                              Brokerage
22. Tax Status  . . . . . . . . . . . . . . . Taxation
23. Financial Statements  . . . . . . . . . . Report of Independent Accounts;
                                              Statement of Assets and
                                              Liabilities

* Pursuant to General Instructions to Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus.
    Information required to be included in Part C is set forth under the appropriate item, so numberred in Part C of this Registration Statement.

   Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there by any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                            PRELIMINARY PROSPECTUS
                SUBJECT TO COMPLETION, DATED NOVEMBER 17, 1995
PROSPECTUS
                                333,334 SHARES
                          THE NEW FORMOSA FUND, INC.
                                 Common Stock

    The New Formosa Fund, Inc. (the "Fund") is a newly organized, non-diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation, which it seeks to achieve through investment primarily in publicly traded equity securities of Republic of China ("ROC") companies. Under normal circumstances, the Fund will invest at least 65% of its total assets in such securities. The Fund may also invest up to 35% of its total assets in publicly traded equity securities of companies that do not qualify as ROC companies, but, in the judgment of the Fund's investment manager, are expected to benefit from developments in the economy of Taiwan. In addition, to the extent permitted by applicable law, the Fund may invest up to 15% of its total assets in non-publicly traded equity securities of ROC companies. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies." The address of the Fund is __________________________________
(telephone number) _______________________.

    INVESTMENT IN THE FUND INVOLVES CERTAIN SPECIAL CONSIDERATIONS AND RISKS NOT TYPICALLY ASSOCIATED WITH INVESTMENTS IN SECURITIES OF UNITED STATES COMPANIES, SUCH AS A HIGH DEGREE OF PRICE VOLATILITY IN THE ROC SECURITIES MARKETS, SIGNIFICANT POLITICAL AND ECONOMIC RISKS, SIGNIFICANT RESTRICTIONS ON FOREIGN INVESTMENTS AND REPATRIATION OF CAPITAL INVESTED IN THE ROC, FLUCTUATIONS OF CURRENCY EXCHANGE RATES, AND DIFFERENT CORPORATE DISCLOSURE


STANDARDS. CONSEQUENTLY,  AN  INVESTMENT IN  THE  FUND SHOULD  BE  CONSIDERED
SPECULATIVE.  SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" ON PAGE   .
    Kwang Hua Securities Investment & Trust (H.K.) Co., Limited, Hong Kong (the "Investment Manager") will act as the investment manager for the Fund. Kwang Hua Securities Investment & Trust Co., Ltd., Taipei, Taiwan (the "Investment Adviser") will act as the investment adviser for the Fund.

    Of the 333,334 shares of Common Stock offered (the "Shares"), __________ are being offered by the U.S. Underwriters in the United States and Canada (the "U.S. Offering"), ____________ are being offered by Japanese Underwriters in Japan (the "Japanese Offering") and ________ Shares are being offered by International Underwriters outside the United States, Canada and Japan (the "International Offering"), subject to transfer among the U.S. Underwriters, the Japanese Underwriters and the International Underwriters (collectively, the "Underwriters"). The initial public offering price and sales load per Share are the same for the U.S. Offering, the Japanese Offering and the International Offering.
    PRIOR TO THIS OFFERING, THERE HAS BEEN NO PUBLIC MARKET FOR THE SHARES. Shares of closed-end investment companies that invest primarily in securities of issuers in foreign countries have in the past frequently traded at discounts from their net asset values and initial offering prices. The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of a closed-end investment company soon after the completion of an initial public offering of the company's shares. Application will be made to list the Shares on the New York Stock Exchange and the Osaka Securities Exchange.

    This Prospectus  sets forth concisely information  about the Fund  that a
prospective investor ought  to know before investing.   Investors are advised
to read this Prospectus and retain it for future reference.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION  OR  ANY  STATE  SECURITIES  COMMISSION  NOR  HAS  THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
        PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
































                                         Maximum Price to       Maximum Sales       Proceeds to the
                                            Public(1)             Load(1)(2)            Fund(3)
Per Share . . . . . . . . . . . . .       $15.00                $                    $
Total(4)  . . . . . . . . . . . . .       $                     $                    $

(1) The "Maximum Price to Public" and "Maximum Sales Load" per Share will be reduced to $_____ and
    $_____, respectively, for purchases in single transactions (as defined herein under
    "Underwriting") of between _____ and _____ Shares and to $_____ and $_____, respectively, for purchases in single transactions of _____ or more Shares.  See "Underwriting."  Purchasers who purchase Shares at the reduced price will be restricted from transferring such Shares for a period of 90 days after the Offerings.  See "Underwriting."
(2) The Fund, the Investment Manager and the Investment Adviser have agreed to indemnify the
    Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.  See "Underwriting."
(3) Before deducting organizational and offering expenses payable by the Fund, estimated at $______, including an aggregate of $______ to be paid to the Underwriters in partial reimbursement of their expenses.
(4) The Fund has granted to the U.S. Underwriters and the International Underwriters options, exercisable for 45 days from the date of this Prospectus, to purchase up to an aggregate of
    _______ additional shares of Common Stock, solely to cover over-allotments.  If such options are exercised in full, the total Maximum Price to Public will be $________, the Maximum Sales Load will be $________ and the Proceeds to the Fund will be $__________.  See "Underwriting."

































    The Shares are offered by the U.S. Underwriters subject to prior sale when, as and if delivered to and accepted by them and subject to certain other conditions. The U.S. Underwriters reserve the right to reject orders in whole or in part. It is expected that delivery of the Shares will be made in New York, New York, on or about ______________, 1996.

                    NOMURA SECURITIES INTERNATIONAL, INC.

              The date of this Prospectus is ____________, 1996.

    IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE COMMON STOCK AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NEW YORK STOCK EXCHANGE, IN THE OVER-THE-COUNTER MARKET OR OTHERWISE. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

    The information set forth in this Prospectus, including Appendix A, regarding the economy of The Republic of China and its securities market has been extracted from various government and private publications and other sources. The Fund and its Board of Directors make no representations as to the accuracy of such information.

    In this Prospectus, unless otherwise specified, all references to "U.S. Dollars," "US$" or "$" are to United States Dollars and to "NT$" or "NT Dollars" are to New Taiwan Dollars. On _____________, 1995, the noon buying rate quoted by dealers in New York City for cable transfers in NT Dollars, as certified for customs purposes by the Federal Reserve Bank of New York, was NT$_______ = US$1.00. No representation is made that the NT Dollars or United States Dollar amounts in this Prospectus could have been or could be converted into U.S. Dollars or New Taiwan Dollars, as the case may be, at any particular rate or at all. See "Appendix A: The Republic of China--Foreign Exchange" for information regarding historical rates of exchange between the New Taiwan Dollar and the U.S. Dollar.

    Unless otherwise indicated, U.S. Dollar equivalent information for information in NT Dollars that is undated is translated at the noon buying rate given above, for a specified date is based on the closing price for U.S. Dollars in Taiwan on that date and for a specified period is based on the average of the daily exchange rates, so computed, for the days in such, period.

    Certain numbers in the tables in this Prospectus have been rounded for ease of presentation and, as a result, may not total precisely.

                              PROSPECTUS SUMMARY

    The following is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

The Fund             The  Fund  is  a  newly  incorporated,  non-diversified,
                         closed-end management investment company designed for investors seeking to invest a portion of their assets in a portfolio of equity securities of Republic of China ("ROC") companies.

The Offerings        The  Fund is  offering  333,334 shares  of Common  Stock
                         ("Shares"), par value $0.10 per Share, at a maximum offering price of $15.00 per Share. The price will be reduced to $_____ for purchases in single transactions (as defined herein under "Underwriting") of between ______ and _____ Shares and to $_______ for purchases in single transactions of _____ or more Shares. Of the 333,334 Shares, ________ Shares are being offered in the United
                         States and Canada by a group of United States underwriters (the "U.S. Underwriters") represented by Nomura Securities International, Inc.; _________ Shares are being offered in Japan by a group of Japanese underwriters (the "Japanese Underwriters") represented by The Nomura Securities Co., Ltd.; and _________ Shares are being offered outside the
                         United States, Canada and Japan by a group of international underwriters led by Nomura International (Hong Kong) Limited (the "International Underwriters"). In addition, the U.S. Underwriters and the International Underwriters have been granted options, exercisable for 45 days from the date of this Prospectus, to purchase up to an aggregate of ________ additional Shares to cover over-allotments, if any. Purchasers who agree to purchase Shares at the reduced price will be restricted from transferring such Shares for a period of 90 days after the closing of the Offerings. The minimum purchase is 100 Shares ($1,500). See "Underwriting."

Investment Objective and
Policies             The  Fund's  investment objective  is  long-term capital
                         appreciation. As a matter of fundamental policy, the Fund will, under normal circumstances, invest at least 65% of its total assets in publicly traded equity securities of ROC companies. As used herein, "ROC companies" means entities (i) that are organized under the laws of, or with a principal office in, the ROC, (ii) the equity or debt securities of which are traded principally in the ROC or (iii) that alone or on a consolidated basis derive

                         50% or more of their total revenues from business in the ROC, or have at least 50% of their assets in the ROC. Equity securities include common stocks, preferred stocks (including convertible preferred stock), rights or warrants to purchase common or preferred stock, debt securities convertible into common or preferred stock, equity interests in trusts or partnerships and American, Global or other types of Depositary Receipts.

                     The  Fund may also invest up  to 35% of its total assets
                         in publicly traded equity securities of companies that do not qualify as ROC companies, but, in the judgment of the Investment Manager, are expected to benefit from developments in the economy of Taiwan. In addition, to the extent permitted by applicable law, the Fund may invest up to 15% of its total assets in non-publicly traded equity securities of ROC companies. To the extent that the Fund's assets are not invested in equity securities of ROC companies or companies that in the judgment of the Investment Manager are expected to benefit from developments in Taiwan, its assets will be invested, if permitted under local investment restrictions, in
                         (i) debt securities of ROC companies, (ii) debt securities issued or guaranteed by the ROC government or a ROC governmental entity, and (iii) short-term and medium- term debt securities of the type described below under "Investment Objective and Policies--Temporary Investments." No assurance can be given that the Fund's investment objective will be realized. See "Investment Objective and Policies."

                     The Fund  intends  to invest  its  assets over  a  broad
                         spectrum of industries within the ROC economy, including, but not limited to, as conditions warrant from time to time, cement, chemicals and plastics, construction, electrical and electronics, finance, banking, food, textiles, glass, rubber, pulp and paper, metal products and machinery, retailing and tourism. The initial focus of the Fund's investment strategy is expected to include companies which are:
                         (i) in the high technology and strategic sectors including electronics, communications, environmental protection and energy; (ii) likely to benefit from the ROC's National Development Plan (e.g., infrastructure stocks); (iii) likely to benefit from the increasing trade and investments between The People's Republic of China ("PRC") and ROC; or (iv) relatively smaller in market capitalization but are expected to outperform the Taiwan Stock Exchange index. In selecting industries and companies for investment, the Investment Manager will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, government regulation, management and other factors.

Listings             Prior to this offering, there has  been no public market
                         for the Fund's Shares. Application will be made to list the Shares on the New York Stock Exchange and the Osaka Securities Exchange.

Investment Manager   Kwang  Hua Securities  Investment  & Trust (H.K.)  Co. ,
                         Limited (the "Investment Manager"), a corporation organized under the laws of Hong Kong, will manage the investments of the Fund pursuant to an Investment Management Agreement. The Investment Manager is a wholly-owned subsidiary of Kwang Hua Securities Investment & Trust Co., Ltd. (the "Investment Adviser"). The Investment Adviser is the largest and second oldest fund manager in the ROC with assets under management of approximately US$ 1.3 billion as of October 31, 1995. The Investment Manager has applied for an investment permit as a qualified foreign institutional investor which will permit the Investment Manager to make investments on behalf of the Fund in Taiwan. It is anticipated that the approval for the investment permit will be granted by the ROC Securities and Exchange Commission on or about December , 1995. The Investment Manager will apply for registration as an investment adviser under the U.S. Investment Advisers Act of 1940 (the "Advisers Act"). See "Management of the Fund."


Investment Adviser   The  Investment  Adviser,  a limited  liability  company
                         organized under the laws of the ROC, will act as the investment adviser to the Fund pursuant to an Investment Advisory Agreement. The Investment Adviser will apply for registration as an investment adviser under the Advisers Act. See "Management of the Fund."

Management Fee       The  Fund  will pay  the Investment  Manager a  fee (the
                         "Management Fee"), computed weekly and payable monthly, at the annual rate of ____% of the Fund's average weekly net assets. The Investment Adviser will receive no separate compensation from the Fund. The Management Fee is higher than that paid by most other U.S. investment companies investing exclusively in the securities of U.S. issuers, primarily because of the additional time and expense required in pursuing the

                         Fund's objective by investing in securities of ROC companies. See "Management of the Fund."

Administration       ____________________________ (the  "Administrator") will
                         provide administrative services to the Fund pursuant to an Administration Agreement (the "Administration Agreement") with the Fund. For its services, the Fund will pay to the Administrator a fee, computed weekly and payable monthly at the annual rate of ____% of the Fund's average weekly net assets. See "Management of the Fund--The Administrator."

Custodian            ____________________________ (the "Custodian"), will act
                         as custodian of the Fund's assets. The Custodian may employ sub-custodians outside of the United States approved by the Board of Directors in accordance with regulations under the Investment Company Act of 1940.

Distributions        The  Fund intends to  distribute, at least  annually, to
                         shareholders substantially all of its net investment income and its net realized capital gains.

Dividend
Reinvestment Plan    Shareholders will receive dividends in cash, except that
                         shareholders may elect to have their dividends or other distributions from the Fund automatically reinvested in additional shares of the Fund pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Shareholders whose shares are held in the name of a broker or nominee who wish to participate in the Plan should contact such broker or nominee to confirm that shareholders may participate in the Plan. See "Dividend Reinvestment Plan."

Risk Factors and Special
Considerations       Investments  in  equity   securities  of  ROC  companies
                         involves certain risks not typically associated with similar investments in securities of U.S. issuers, including (i) the historical volatility of the ROC securities market, (ii) significant political and economic risks, (iii) significant restrictions on foreign investments and on repatriation of capital invested in the ROC, (iv) fluctuations in currency exchange rates and (v) different corporate disclosure standards.

                     The  securities  market   of  the  ROC  has  experienced
                         historically significant volatility. Since 1990 the Taiwan Stock Exchange Index has ranged from a low of 2484.25 to a high of 12,682.41, and on October 30, 1995 closed at 4817.04. See "Risk Factors and Special Considerations--Market Volatility."

                     Both the ROC and the  PRC assert sovereignty over all of
                         China (including Taiwan and mainland China). The PRC has repeatedly indicated that it would use force to attempt to gain control over Taiwan if, for example, Taiwan were to take any concrete steps toward political independence or if the political and social situation in Taiwan became destabilized. Relations between ROC and the PRC have recently been strained. See "Risk Factors and Special Considerations--Political and Economic Factors" and "Appendix A: The Republic of China."

                     Under current ROC exchange control regulations, the Fund
                         will be able to remit out of the ROC the proceeds of income distributions, capital gains and stock distributions and other distributions of assets. To the extent the Fund is limited in its ability to repatriate assets out of the ROC, the Fund may be required to incur borrowings in order to make distributions required to maintain the special tax treatment of the Fund as a regulated investment company. See "Risk Factors and Special Considerations--Currency Fluctuations" and "Appendix
                         A: The Republic of China--Foreign Exchange--Exchange Controls."

                     The NT Dollar rate has fluctuated between NT$27.1 = US$1
                         and NT$24.5  = US$1  since 1989.   On  ____________,
                         1995, the exchange rate was NT$_______= US$1. See "Appendix A: The Republic of China--Foreign Exchange."

                     ROC accounting, auditing,  financial and other reporting
                         standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made and less information may be available to investors investing in the ROC than in the United States. There is also generally less governmental regulation of the securities industry in the ROC than in the United States. See "Risk Factors and Special Considerations" and "Foreign Investment and Exchange Controls in the ROC." Reference is also made to "The Securities Market of the ROC" and "Appendix A: The Republic of China."

                     Investing in securities  of ROC issuers  and of the  ROC
                         government involves the risk that it may be more difficult to obtain and/or enforce a judgment in a court in the ROC than in a court in the United States.

                     The  Fund may be subject  to income or withholding taxes
                         imposed by the ROC or other foreign governments. See "Taxation--ROC Income Taxes."

                     The  ROC   government  is   currently  considering   the
                         reimposition of a capital gains tax on securities transactions that was suspended in 1990. This reimposition is subject to legislative approval and it cannot be predicted when or whether the legislature will grant such approval. Therefore, there can be no assurance that the capital gains tax will not be reimposed in the future. See "Taxation- -ROC Income Taxes."

                     While the  Fund expects  primarily to  invest in  equity
                         securities of publicly traded ROC issuers, it may, if permitted under local investment restrictions, invest up to 15% of its total assets in non-publicly traded equity securities of ROC companies. Such investments may involve a high degree of business and financial risk. Because of the absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than is the case for listed securities. In addition to financial and business risks, issuers whose securities are not publicly traded may not be subject to the same disclosure requirements applicable to issuers whose securities are publicly
                         traded.       See   "Risk   Factors    and   Special
                         Considerations--Investments in Illiquid Securities."

                     The  Fund  may,  if  permitted  under  local  investment
                         restrictions, also invest a portion of its assets in
                         (i) debt securities of ROC companies, (ii) debt securities issued or guaranteed by the ROC government or a ROC governmental entity, and (iii) short-term and medium-term debt securities of the type described below under "Investment Objective and Policies--Temporary Investments." In addition, the Fund may enter into options and futures contracts on a variety of instruments and indexes and forward currency exchange contracts in order to protect against fluctuation in interest rates, foreign currency exchange risks and declines in the value of portfolio securities or increases in the costs of securities to be acquired. Additionally, the Fund may enter into options transactions on securities for purposes of increasing its investment returns. Each of these types of transactions involves special risks. See "Investment Objective and Policies" and Appendix B to this Prospectus.

                     The Fund is classified as a "non-diversified" investment
                         company under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk of loss with respect to its portfolio securities. However, the Fund intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Investment Objective and Policies," "Investment Restrictions" and "Taxation--U.S. Federal Income Taxes."

                     Shares  of  closed-end  investment companies  frequently
                         trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund's net asset value will decrease. The Fund cannot predict whether its shares will trade at, above or below net asset value. The risk of purchasing shares of a closed end investment company which might trade at a discount from net asset value is more pronounced for investors who purchase shares in the initial public offering and who wish to sell their shares in a relatively short period of time. See "Risk Factors and Special Considerations--Net Asset Value Discount."

                     As described  under "Underwriting," the  public offering
                         price of the Shares will be reduced for purchases in single transactions of _____ or more Shares. Purchasers who agree to purchase Shares at the reduced price will be restricted from transferring such Shares for period of 90 days after the closing of the Offerings. To the extent investors who are subject to the transfer restriction sell their Shares once the transfer restriction is no longer applicable, the market price of the Fund's Common Stock could be adversely affected. In addition, the transfer restriction will reduce the number of Shares available for sale in the secondary market during the 90-day restriction period.

                     The  Fund's Articles  of  Incorporation contain  certain
                         anti-takeover provisions that may have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See "Risk Factors and Special Considerations-- Additional Considerations" and "Description of Common Stock--Special Voting Provisions."

                     Investors  should  carefully consider  their  ability to
                         assume the foregoing risks before making an investment in the Fund. An investment in shares of the Fund should be considered speculative and should not be considered as a complete investment program. See "Risk Factors and Special Considerations."

                                FUND EXPENSES

    The following tables are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly.



SHAREHOLDER TRANSACTION EXPENSES:

    Maximum Sales Load (as a percentage of offering price)  . . . .     % (a)
                                                                    ---
    Dividend Reinvestment and Cash Purchase Plan Fees   . . . . . . . . . (b)

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS) (C):

    Management Fee    . . . . . . . . . . . . . . . . . . . . . . .      %
                                                                    ---
    Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . .      %
                                                                    ---

Total Annual Expenses . . . . . . . . . . . . . . . . . . . . . . .      %
                                                                    ===

____________

(a) Reduced to _____% for purchases in single transactions (as defined herein under "Underwriting") of between _____ and _____ Shares and to ____% for purchases in single transactions of _____ or more Shares. See the cover page of this Prospectus and "Underwriting."

(b) The  Fund  and the  Plan  Agent  (as defined  below)  impose  no fee  for participation in the Plan. However, a $_____ fee is imposed for any cash withdrawal or termination of participation in the Plan. In addition, each participant in the Plan will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases of Fund shares under the Plan. See "Dividend Reinvestment Plan."

(c) See "Management of  the Fund."  "Other Expenses" have  been estimated for
    the current fiscal  year and assume  an offering of            shares  of
    Common Stock.


EXAMPLE:

    An investor would directly pay the following expenses on a $1,000 hypothetical investment in the Fund, assuming a 5% annual return and payment
by an investor of a sales load of    %:

      One Year         Three Years         Five Years          Ten Years
        $                  $                  $                  $

    This "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same in the years shown except that organization expense amortization is completed after five years. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the U.S. Securities and Exchange Commission applicable to all investment companies. THE ASSUMED 5% ANNUAL RETURN AND ANNUAL EXPENSES SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL OR EXPECTED FUND PERFORMANCE OR EXPENSES, BOTH OF WHICH MAY VARY. For more complete descriptions of certain of the Fund's costs and expenses, see "Management of the Fund."

                                   THE FUND

    The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated under the laws of the State of Maryland on November 13, 1995. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in publicly traded equity securities of ROC companies (as defined below). Under normal circumstances, the Fund will invest at least 65% of its total assets in such securities. No assurance can be given that the Fund's investment objective will be realized. The Investment Manager has applied for an investment permit as a qualified foreign institutional investor which will permit the Investment Manager to make investments on behalf of the Fund in Taiwan. It is anticipated that the approval for the investment permit will be granted by the ROC Securities and
Exchange Commission (the "ROC SEC") on or about December   , 1995.

                               USE OF PROCEEDS

    The net proceeds of this offering will be approximately $________ (or approximately $____________ if the Underwriters' over-allotment options are exercised in full), after payment of the sales load and organizational and offering expenses.

    The net proceeds of the offerings will be invested in accordance with the Fund's investment objective and policies. The Fund will remit a substantial portion of the net proceeds of the offerings into the ROC and will attempt to invest at least 65% of its total assets in publicly traded equity securities of ROC companies in accordance with its investment objective within six months from the date of this Prospectus. However, depending on market conditions, it may not be in the best interests of the shareholders of the Fund for such investments to be made within the six-month time period. It may be necessary to make such investments over a longer period of time in order to minimize the Fund's impact on the prices and trading of securities of ROC companies. Under such circumstances, the Fund will attempt to invest at least 65% of its total assets in publicly traded equity securities of ROC companies within a one-year time period. Pending such investment, it is anticipated that the proceeds will be invested in short-term fixed income securities, which may include the types of investments contemplated for use by the Fund for temporary defensive purposes as set forth under "Investment Objective and Policies--Temporary Investments."

                      INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in publicly traded equity securities of ROC companies. Under normal circumstances, the Fund will invest at least 65% of its total assets in such securities. The Fund defines ROC companies to be entities (i) that are organized under the laws of, or with a principal office in, the ROC, (ii) the equity or debt securities of which are traded principally in the ROC or (iii) that alone or on a consolidated basis derive 50% or more of their total revenues from business in the ROC, or have at least 50% of their assets in the ROC. Equity securities include common stocks, preferred stocks (including convertible preferred stock), rights or warrants to purchase common stock or preferred stock, debt securities convertible into common or preferred stock, equity interests in trusts or partnerships and American, Global or other types of Depositary Receipts.

    The Fund may also invest up to 35% of its total assets in publicly traded equity securities of companies that do not qualify as ROC companies, but, in the judgment of the Investment Manager, are expected to benefit from developments in the economy of Taiwan. In addition, to the extent permitted by applicable law, the Fund may invest up to 15% of its total assets in non-publicly traded equity securities of ROC companies.

    The Fund's investment objective and policy of investing at least 65% of its total assets in publicly traded equity securities of ROC companies is a fundamental policy and cannot be changed without the approval of a majority of the Fund's outstanding voting securities. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, and
(ii) more than 50% of the outstanding shares. There is no assurance that the Fund will be able to achieve its investment objective.

    The Investment Manager has applied for an investment permit as a qualified foreign institutional investor, which will permit it to make investments on behalf of the Fund in Taiwan. The approval of the investment
permit by the ROC SEC is anticipated on or about December   , 1995.  Pursuant
to the investment permit and subject to the terms and conditions of the Investment Management Agreement, the Investment Manager will be permitted to invest the assets of the Fund directly in the ROC securities market. Pursuant to qualified foreign institutional investor authorization, the Investment Manager, on behalf of the Fund, may invest up to (US$200) million in the ROC securities market and is permitted to remit an amount up to (US$200) million
into the ROC within six months after December   , 1995.  An investor relying
on a qualified foreign institutional investor authorization is subject to certain restrictions on its investments in the ROC and on repatriation of capital. For a detailed discussion on the restrictions imposed on a qualified foreign institutional investor, see "Foreign Investment and Exchange Controls in the ROC."

    The Fund intends to invest its assets over a broad spectrum of industries within the ROC economy, including, but not limited to, as conditions warrant from time to time, cement, chemicals and plastics, construction, electrical and electronics, finance, banking, food, textiles, glass, rubber, pulp and paper, metal products and machinery, retailing and tourism. The initial focus of the Fund's investment strategy is expected to include companies which are: (i) in the high technology and strategic sectors including electronics, communications, environmental protection and energy; (ii) likely to benefit from the ROC's National Development Plan (e.g., infrastructure stocks); (iii) likely to benefit from the increasing trade and investments between the PRC and ROC; or (iv) relatively smaller in market capitalization but are expected to outperform the TSE index. In selecting industries and companies for investment, the Investment Manager will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, government regulation, management and other factors. The Fund will not invest more than (25%) of its total assets in any one industry. For purposes of this restriction, banking, insurance and brokerage services are considered to be separate industries. In addition, for these purposes, investments in electronics may comprise several industries including computers, household appliances, audio and video equipment, semiconductors and related devices and telecommunications equipment.

    To the extent that the Fund's assets are not invested in equity securities of ROC issuers or companies that in the judgment of the Investment Manager are expected to benefit from developments in Taiwan, the remainder of its assets may be invested, if permitted under local investment restrictions, in (i) debt securities of ROC issuers, (ii) debt securities issued or guaranteed by the ROC government or a ROC governmental entity, and (iii) short-term and medium-term debt securities of the type described below under "Investment Objective and Policies--Temporary Investments." The Fund's assets may be invested in debt securities when the Fund believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated (there currently is no debt rating system in the ROC) and, whether or not rated, such securities may have speculative characteristics. The Fund will not, however, invest in debt securities rated below investment grade or, if unrated, considered by the Investment Manager to be of less than investment grade quality. Currently, the market in debt securities of ROC issuers, including governmental entities, is not significant. See "Securities Market of the ROC--Debt Securities." In addition, for temporary defensive purposes, the Fund may invest less than 65% of its total assets in equity securities of ROC issuers, in which case the Fund may invest in other equity securities or may invest in debt securities of the kind described in the temporary investments below.

    The Fund may invest indirectly in securities of ROC issuers through sponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and other types of depositary receipts (collectively referred to as "Depositary Receipts".) ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation, and GDRs, EDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs, EDRs, IDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.

    The Fund may invest up to 15% of its total assets in non-publicly traded equity securities of ROC companies. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which may be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

    For temporary defensive purposes, the Fund may vary its investment policies during periods in which, in the Investment Manager's judgment, conditions in the ROC securities markets or other economic or political conditions in the ROC warrant. Under such circumstances, the Fund may reduce its holdings in equity and other securities and invest in certain short-term (not greater than twelve months to maturity) and medium-term (not greater than seven years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the United States or the ROC government, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or ROC banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and ROC corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that the Investment Manager believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in the ROC).

    Repurchase agreements with respect to the securities described in the preceding paragraph are contracts under which a buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price including accrued interest. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

    The Fund intends to purchase and hold securities for long-term capital appreciation and does not expect to trade for short-term gain. Accordingly, it is anticipated that the annual portfolio turnover rate normally will not exceed ____%, although, in any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. The portfolio turnover rate for a year is calculated by dividing the lesser of sales or purchases of portfolio securities during that year by the average monthly value of the Fund's portfolio securities, excluding money market instruments. The rate of portfolio turnover will not be a limiting factor when the Fund deems it appropriate to purchase or sell securities for the Fund. However, the U.S. federal tax requirement that the Fund derive less than 30% of its gross income from the sale or disposition of securities held less than three months may limit the Fund's ability to dispose of its securities. See "Taxation--U.S. Federal Income Taxes."

OTHER INVESTMENT POLICIES

    The Fund has adopted certain other policies as set forth below:

    Other Investment Companies. The Fund may invest in the securities of other investment companies that invest a substantial portion of their assets in the ROC to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company, provided that the investment does not represent more than 3% of the voting stock of the acquired investment company. By investing in an investment company, the Fund's shareholders will bear a ratable share of the investment company's expenses, as well as continuing to bear the Fund's management and administrative fees with respect to the amount of the investment.

    Short Sales. To the extent permitted by ROC laws and regulations and the regulations of the Japan Securities Dealers Association, the Fund is authorized to make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. Federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as the securities sold short. In addition, the Fund may not make a short sale if more than 10% of the Fund's net assets (taken at market value) is held as collateral for short sales at any one time. See "Investment Restrictions." The Fund is not currently permitted under ROC laws and regulations to engage in short sales of ROC securities. In addition, the Fund is not permitted under the regulations of the Japan Securities Dealers Association to engage in short sales of securities.

    Lending Portfolio Securities. In order to increase income, the Fund may, if authorized by applicable law, lend portfolio securities from time to time to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. Government Securities. Under the Fund's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Fund, and the Fund will have the right, on demand, to call back the loaned securities. The Fund may pay fees to arrange the loans. The Fund will neither lend portfolio securities in excess of 30% of the value of its total assets nor lend its portfolio securities to any officer, director, employee or affiliate of the Fund, the Investment Manager or the Investment Adviser. Lending portfolio securities by the Fund is not currently permitted under ROC laws and regulations.

    Foreign Currency Hedging Transactions, Options and Futures Contracts. Certain investment practices in which the Fund is authorized to engage, such as certain currency hedging techniques, the lending of portfolio securities, forward commitments, standby commitment agreements and the purchase or sale of put and call options, are not currently permitted under ROC laws or regulations. The Fund may engage in these investment practices to the extent the practices become available in the future or with respect to investments outside the ROC. See "Appendix B--Description of Certain Foreign Currency Hedges and Stock Options and Futures Contracts" hereto for a further discussion of currency hedging techniques, including currency options and futures, options on such futures and forward foreign currency transactions, the purchase or sale of put and call options on securities and currencies, forward commitments and standby commitment agreements.

                   RISK FACTORS AND SPECIAL CONSIDERATIONS

    Investors should realize that investing in equity securities of ROC companies involves certain risks not typically associated with investing in securities of U.S. companies, including those set forth below.

MARKET VOLATILITY

    The ROC securities market has grown dramatically in recent years, both in terms of market capitalization and trading volume, although in terms of the number of listed companies the market is still relatively small, with only 331 listed companies at October 30, 1995. The aggregate market value of equity securities listed on the TSE was approximately NT$7,132.4 billion (US$259.4 billion) at August 31, 1995, and the average daily trading value during 1994 was approximately NT$65.8 billion (US$2.5 billion). The comparable 1994 figure for the New York Stock Exchange was US$9.7 billion. See "The Securities Market of the ROC--Background and Development" and "--The Secondary Market."

    The growth in the ROC securities market has been accompanied during certain periods by a high degree of stock price volatility resulting in very large short-term swings in the TSE Index. For example, between February and October 1990, the TSE Index fell from a high of 12,495 to a low of 2,560 on October 1, 1990, a decline of 79.5%. From October 1, 1990 to October 20, 1990, the TSE Index rose from 2,560 to 3,085, an increase of 20.5%. The TSE Index, which stood at 835.12 at the beginning of 1986, increased to 9,624.18 by the end of 1989, decreased to 4,530.16, 4,600.67 and 3,377.06 at the end of 1990, 1991 and 1992, respectively, and increased to 6,070.56 and 7,124.66 at the end of 1993 and 1994, respectively. On October 30, 1995, the TSE Index closed at 4,817.04. Any stock price volatility could adversely affect the net asset value of the Fund's shares.

    The ROC securities market has been influenced by speculative trading of significant blocks of securities. In addition, there have been reports of market manipulation. The Investment Manager believes that market manipulation has been, and expects it to continue to be, a factor in the high volatility of the securities market although in the future the impact is expected to decrease. See "The Securities Market and the Regulatory Environment."

    During periods when the market has declined rapidly, such as in 1990, the combination of reduced demand and TSE rules confining daily movements in individual company stock prices to fixed limits (currently 7%) around the previous day's closing price has greatly diminished market liquidity. This has made it extremely difficult during declining periods to protect and retain previous capital gains. Trading in the ROC securities market is dominated by individual investors and, during periods of market volatility, speculative short-term trading has been pervasive among such investors. Consequently, these conditions may in the future make it necessary for the Fund to engage in short-term trading in order to preserve investment gains. In addition, trading in the ROC securities market is often effected without regard to fundamental investment analysis. As a result, the securities of many ROC companies may trade at prices substantially above book value, at high price/earnings ratios.

POLITICAL AND ECONOMIC FACTORS

Political Factors

    The ROC has a unique international political status. The ROC maintains formal diplomatic relations with only 29 countries and the Vatican, but has active trade and financial relations with 236 countries and territories, including most major economic powers. The ROC maintains trade missions in 105 countries. Although the United States severed formal diplomatic relations with the ROC in 1979, the Taiwan Relations Act of 1979 affirmed the United States' policies of preserving close commercial and cultural ties with the ROC and of supplying military assistance to the ROC. Taiwan remains a member of the Asian Development Bank, but is no longer a member of the United Nations and various other international organizations. In 1991, the ROC applied to rejoin the General Agreement on Tariffs and Trade ("GATT"), from which it withdrew in 1950. In September 1992, in accordance with a GATT resolution to establish a committee to examine the ROC application for readmission, the ROC was permitted to become a GATT observer during the examination. It is expected that Taiwan will seek membership in the World Trade Organization later this year. There can, however, be no assurance that at some future point the ROC's unique, international position will not have an adverse effect on its conduct of international trade, which is crucial to its export-driven economic growth.

    In 1949, the ROC government moved to Taiwan from mainland China. Since that time, it has maintained that it is the sole legitimate government of all of China (i.e., Taiwan, certain other islands and all of mainland China).
The People's Republic of China (the "PRC") also asserts sovereignty over all of China, including the ROC. Although the ROC and PRC have significant cultural and economic ties, the PRC has repeatedly indicated that it would resort to force to attempt to gain control over the ROC if the ROC should take any concrete steps toward political independence, or if the political and social situation in the ROC should become destabilized. Relations between the ROC and the PRC have recently been strained as a result of the PRC's objection to the private visit by ROC President Lee Teng-Hui to the United States in June 1995, the PRC's conduct of military exercises in the waters north of Taiwan and certain other matters. There can be no assurance that relations will not deteriorate in ways that could adversely affect Taiwan's economy. The ROC securities market is increasingly sensitive to political and economic developments in the PRC, and such developments, including, among other things, changes in political leadership, could have an impact on the Fund. See "Appendix A: The Republic of China--General Information."

    The United States formally recognized the PRC on January 1, 1979 and thereupon severed formal diplomatic relations with the ROC. In April 1979, the U.S. Congress enacted the Taiwan Relations Act (the "Act") to govern the future U.S. relationship with the ROC and an unofficial entity, the American Institute in Taiwan, was established to handle U.S. interests in the ROC.
The Act affirmed as national policies the preservation and promotion of close commercial and cultural ties with the ROC and the continuing supply to the ROC of arms of a defensive character. Under the Act, all non-military treaties then in effect between the United States and the ROC were affirmed. In addition, the Act provided that, in spite of the absence of diplomatic relations, U.S. laws with respect to the ROC would continue to be applied in the same manner as such laws were applied prior to January 1, 1979. The Act provided that the United States would make available such defense articles and defense services in such quantity as necessary to enable the ROC to maintain a sufficient self-defense capability. The quantity and quality of arms sales is determined periodically by the U.S. President and the U.S. Congress based on their judgment of the ROC's needs. Under the Act, the President is also required to inform Congress of any threat to the ROC's security or its social or economic system, and the U.S. President and U.S. Congress are required to determine appropriate U.S. action in response to any such threat.

    Since the establishment of political and military control over Taiwan by the ROC in the late 1940s, Taiwan has enjoyed relatively stable government under a dominant political party. From before 1949 until 1987 Taiwan was governed under martial law, but in recent years the political system has been liberalized and opposition to the ruling party and the government (including calls for Taiwan's independence) has become more vocal. There can be no assurance that tension between the ruling Kuomintang party and the opposition Democratic Progressive Party (the "DPP") and other opposition parties will not produce instability that may adversely affect economic development in the ROC or exacerbate relations with the PRC. See "Appendix A: The Republic of China -- General Information."

    In the mid-1980's the ROC began a process of domestic political liberalization which led its principal opposition party, the Democratic Progressive Party ("DPP"), to gain a more substantial voice in national, provincial and local governing bodies. On December 21, 1991, the first full elections in the ROC in over four decades were held for the National Assembly. The Kuomintang (Nationalist Party) (the "KMT") prevailed in this election, winning 71% of the popular vote, while the DPP received 24% of the popular vote. Of the

325 National Assembly candidates elected, 254 were members of the KMT, 66 were DPP, and five were independents. After these elections, the KMT (including those independent candidates allied to do it) controlled 79% of the votes in the Assembly. In the most recent parliamentary elections, held in December 1992, DPP candidates made a particularly strong showing, winning 36% of the total votes cast. The DPP has, in the past, campaigned on a platform of independence for the ROC. On November 27, 1993, nationwide elections were held for county chiefs and city mayors. The elections resulted in the KMT securing 15 seats, one more than it previously held, and the DPP retaining six seats, one less than it previously held.

Economic Factors

    Exports. The ROC's rapid economic growth in the 1980s (approximately 8.1% average annual increase in real gross domestic product from 1980 through
1989) was largely export-driven. From 1978 through 1988 over half of the ROC's gross domestic product was derived from the export sector, and since 1978 the ROC has had trade surpluses with most of its major trading partners. Growth in the export sector began to decrease in 1989, but the ROC economy still remains heavily dependent on exports. As a result, the ROC economy is affected by changes in the relative exchange rates of the NT Dollar and the currencies of its main trading partners (primarily the United States, Japan and European countries), by changes in the economies of those trading partners and by protectionist actions taken by those countries. Taiwan's export economy is also affected by competition from producers in other countries with lower wage levels than those generally prevailing in Taiwan. Skilled workers and technical personnel are still relatively inexpensive in the ROC, but unskilled labor is in increasingly short supply. The average manufacturing wage rose 11.0% in 1991, 10.2% in 1992, 6.9% in 1993 and 6.6%
in 1994. As a result, there has been significant relocation of manufacturing from Taiwan to lower-cost economies in Asia. Taiwan has in the past shown an ability to prosper in a competitive environment on the strength of product quality, efficiency and responsiveness to market demand. It is expected that this ability will continue to be tested in the future as competitive pressures increase. See "Appendix A: The Republic of China -- Foreign Trade and Balance of Payments."

    The appreciation of the NT Dollar against the U.S. Dollar since 1985 has slowed the growth of the ROC's exports to the United States and other markets. Further appreciation of the NT Dollar or the adoption of protectionist measures by any of the ROC's major trading partners, in particular the United States, would be likely to have an adverse impact on the growth of ROC exports.

    Fair Trade. On February 4, 1992, the ROC Fair Trade Law ("FTL") became effective. The FTL is designed to encourage fair trade and competition by, among other things, regulating certain types of mergers, acquisitions and joint ventures and prohibiting unfair practices by dominant companies within an industry and concerted actions among companies in the same industry. The FTL, violations of which may result in criminal or civil damages (including treble damages), is administered by the Fair Trade Commission.

    Imports. The island of Taiwan has limited natural resources, resulting in dependence on foreign sources for certain raw materials and vulnerability to global fluctuations of price and supply. This dependence is especially pronounced in the energy sector. In recent years, over half of the ROC's crude oil has been supplied by Kuwait and Saudi Arabia. A significant increase in energy prices could have an adverse impact on the ROC's economy. In addition, many Taiwan businesses rely heavily on Japanese machine tools. Any increase in the cost or decrease in the availability of such tools could also have an adverse impact on the ROC's economy.

    Environment. The ROC's natural environment has suffered tremendous damage due to growth policies that ignored the social cost of pollution.
With rising affluence, the public has become increasingly sensitive to the problem and is demanding corrective action. Environmental concerns have delayed or forced the cancellation of several major public-works projects, including construction of a new nuclear power plant, and have produced substantial delays in obtaining required approvals for a number of major new industrial facilities. A cabinet-level Environment Protection Administration was established in 1987 and has placed a high priority
                                      18
on the enforcement and strengthening of environmental laws. Environmental concerns may become a significant impediment to industrial expansion.

    Trade with the PRC. In the past four years, more than 4,000 ROC companies have invested significant amounts of money in various locations around the world, principally in Southeast Asia. In 1992, the PRC became the biggest recipient of ROC investment, largely because of cheap labor (wages in the PRC are one-seventh those in the ROC), common language, and huge domestic markets. The ROC's trade with Hong Kong has increased consistently since 1986 and now represents approximately 22% of total exports, a substantial portion of which represents indirect trade with the PRC. There is, therefore, a risk that an economic downturn in the PRC could have a material adverse impact on the ROC economy.

INVESTMENT AND REPATRIATION RESTRICTIONS

    Generally, foreign portfolio investment in securities of ROC issuers is permitted only through (i) investment in securities investment trust funds established in the ROC and authorized by the ROC SEC, (ii) direct investment by qualified foreign institutional investors approved by the ROC SEC, (iii) purchasing the depositary receipts evidencing shares of ROC listed companies, and (iv) purchasing overseas corporate bonds issued by ROC listed companies. The Investment Manager has applied for an investment permit as a qualified foreign institutional investor on behalf of the Fund. See "Foreign Investment and Exchange Controls in the ROC."

    Under current ROC exchange control regulations, the Fund will be able to remit out of the ROC the proceeds of income distributions, capital gains and stock distributions and other distributions of assets. However, if the Fund were ever unable to receive and distribute to its shareholders 90% of its taxable net investment income within applicable time periods, it would cease to qualify for the special tax treatment available to regulated investment companies for United States federal income tax purposes. See "Taxation--U.S. Federal Income Taxes."

CURRENCY FLUCTUATIONS

    The Fund's assets will be invested primarily in equity securities of ROC issuers and substantially all income and capital gains will be received in NT Dollars. However, the Fund will compute and distribute its income in U.S. Dollars, and the computation of income will be made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on the Fund's performance. In addition, if the liquidated investments include securities that have been held less than three months, such sales may jeopardize the Fund's status as a regulated investment company under the Code. See "Taxation--U.S. Federal Income Taxes."

    Since the Fund will invest in ROC securities denominated in NT Dollars, changes in the exchange rate of the NT Dollar may affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. In addition, the Fund may incur costs in connection with conversions between currencies. Changes in the exchange rate of the NT Dollar will affect the Fund's net asset value regardless of the performance of the underlying investments of the Fund.

    From 1979 to 1989 the ROC had a floating exchange rate system that the Central Bank of China (the "CBC") regulated by purchasing and selling foreign exchange in the marketplace. During 1986, 1987 and 1988 the CBC policy was to permit the NT Dollar to appreciate against the U.S. Dollar. During that period the NT Dollar appreciated from NT$39.85 per US$1.00 at December 31, 1985 to NT$28.17 per US$1.00 at December 31, 1988. In 1989 a new exchange rate system was adopted under which certain designated foreign exchange banks set the daily exchange rate. This system was abolished in July 1989 for transactions in amounts less than US$10,000 when the CBC announced that, with respect to such transactions, each trading bank could set its own rate. The NT Dollar rate appreciated further in 1989 to NT$26.16 per US$1.00 at year-end (with a high during the year of NT$25.30 per US$1.00), declined to NT$27.50 per US$1.00 on May 15, 1990 and thereafter appreciated through the end of 1992 when the exchange rate was NT$25.40 to US$1.00. During most of 1993 the NT Dollar depreciated, but in December of that year it began to appreciate and reached a high in 1994 of NT$26.02 per US$1.00 on November 2. This appreciation trend continued into 1995, reaching a high in the period from January through August of NT$25.14 per US$1.00 on April 10. The NT Dollar then started to depreciate, reaching a low at the end of August of NT$27.50 per US$1.00. On October 30, 1995, the exchange rate was NT$26.99 per US$1.00. For NT Dollar - U.S. Dollar exchange rates from 1985 through August 31, 1995, see "Appendix A: The Republic of China -- Foreign Exchange."

    The competitiveness of ROC's exports is affected by changes in the relative exchange rates of the NT Dollar and the currencies of its main trading partners, primarily the United States and Japan. Changes in the value of the NT Dollar against the U.S. Dollar, or changes in the value of the NT Dollar against the currencies of its other trading partners, could have an adverse impact on ROC's export economy and, in turn, on the market value of export-oriented ROC companies. See "Appendix A: The Republic of China--Recent Economic Developments."

CORPORATE DISCLOSURE STANDARDS

    ROC accounting, auditing financial and other reporting standards are not as comprehensive as standards applied in the United States. As a result, certain disclosures required of publicly traded U.S.issuers may not be made by, and the quality of information available from such issuers may not be available from, publicly traded ROC issuers. The Investment Manager believes that as the ROC market has become more internationalized, however, the quality of available information has improved. The Investment Manager expects that it will continue to improve in the future.

    Although the Investment Manager conducts its own equity research, such research is a developing practice in the ROC and tends not to be relied upon by investors as much as in the United States. Because of the developing nature of, and lack of investor demand for, equity research, less analytical information is available with respect to ROC issuers and investments in securities issued by them than with respect to U.S. issuers and securities issued by them. In recent years, however, the availability of such research information has increased in response to increasing international interest and increased activity by the integrated securities firms in the ROC market. See "The Securities Market of the ROC - Market Participants."

    There is also less comprehensive regulation of the markets for ROC securities and of the activities of investors in such markets and less enforcement of regulatory provisions relating thereto than there is in the United States. See "The Securities Market of the ROC - Regulatory Environment."

INVESTMENTS IN ILLIQUID SECURITIES

    The Fund, if permitted under local investment restrictions, may invest up to 15% of its total assets in the aggregate in illiquid securities, including equity securities purchased directly from issuers. These investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of active and regulated trading markets for these investments, and because of the difficulties in determining market values accurately, the Fund may take longer to liquidate these positions than would be the case for publicly listed securities. Although these securities may be resold in privately negotiated transactions, the prices realized on these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly listed may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities.

NET ASSET VALUE DISCOUNT

    The Fund is a newly organized company with no prior operating history. Prior to this offering, there has been no public market for the Fund's shares. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund's net asset value will decrease. The Fund cannot predict whether its own shares will trade at, below or above net asset value. The risk of purchasing shares of a closed-end investment company which might trade at a discount from net asset value is more pronounced for investors who purchase shares in the initial public offering and who wish to sell their shares in a relatively short period of time.

NON-DIVERSIFICATION

    The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See "Taxation- -U.S. Federal Income Taxes" and "Investment Restrictions."

TAX CONSIDERATIONS

    The Fund may be subject to income or withholding taxes imposed by the ROC or other foreign governments. In addition, the ROC government is currently considering a proposal to reimpose a capital gains tax on securities transactions and to simultaneously reduce the securities transaction tax applicable to sales of shares from 0.3% to 0.2%. This proposal is subject to legislative approval and it cannot be predicted when or whether the legislature will grant such approval. Therefore, there can be no assurance that the capital gains tax will not be reimposed in the future.

    Investors should review carefully the information under "Taxation" and should discuss with their tax advisers the specific consequences of investing in the Fund.

EXPENSES

    The operating expense ratio of the Fund can be expected to be higher than that of a fund investing primarily in the securities of U.S. issuers since the expenses of the Fund (such as custodial, currency exchange and communication costs) are higher. Brokerage commissions and transaction costs for transactions both on and off the TSE are generally higher than in the United States. The Fund will incur additional expenses not typically associated with an investment company registered in the U.S. and listed on the New York Stock Exchange by maintaining the Fund's registration in both the U.S. and Japan and its anticipated listing on the New York Stock Exchange and the Osaka Securities Exchange.


ADDITIONAL CONSIDERATIONS

    Certain considerations concerning the Fund's hedging transactions are discussed below under "Investment Objective and Policies--Other Investment Policies--Foreign Currency Hedging Transactions, Options and Futures Contracts" and in Appendix B.

    As described under "Underwriting," the public offering price of the Shares will be reduced for purchases in single transactions of _____ or more Shares. Purchasers who agree to purchase Shares at the reduced price will be restricted from transferring such Shares for period of 90 days after the closing of the Offerings. To the extent investors who are subject to the transfer restriction sell their Shares once the transfer restriction is no longer applicable, the market price of the Fund's Common Stock could be adversely affected. In addition, the transfer restriction will reduce the number of Shares available for sale in the secondary market during the 90-day restriction period.

    The Fund's Articles of Incorporation contain certain anti-takeover provisions that may have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See "Description of Common Stock-- Special Voting Provisions."

    Certain considerations concerning the Fund's ability to enter into repurchase agreements, purchase securities on a when-issued or delayed delivery basis and lend portfolio securities are discussed under "Investment Objective and Policies."

COMPETING INVESTMENT VEHICLES

    Current ROC laws and regulations permit certain qualified foreign institutional investors and the local branches of foreign insurance companies, as well as securities investment trust enterprises, to purchase up to 7.5% of the outstanding stock of any single ROC issuer and, in the aggregate, up to 15% of the outstanding stock of any single ROC issuer. As a result of an amendment to ROC regulations in September 1995, securities investment trust enterprises, which had previously been exempt from these limitations, became subject to them.

    Effective September 1991 the ROC government authorized the establishment of new securities investment trust enterprises in which eligible foreign asset management companies and foreign banks are permitted to acquire, subject to certain restrictions and the approval of the ROC SEC, up to 49% of the total paid-in capital of such enterprises. An amendment to certain rules governing securities investment trust enterprises permitting 100% foreign ownership of securities investment trust enterprises is currently pending before the Executive Yuan, or cabinet, of the ROC government. Since September 1991, 11 new securities investment trust enterprises have been established pursuant to such authorization, all of which have offered and sold interests in securities investment trust funds domestically and two of which have also offered and sold interests in such funds internationally. Each of the securities investment trust enterprises that has only raised funds domestically may apply to the ROC SEC and the CBC for approval to raise funds internationally for investment in the domestic market.

    Although other non-ROC investors are currently prohibited from investing directly in stocks traded on the ROC securities markets, the ROC government has announced plans to further internationalize the ROC capital markets to permit direct investment by individual foreign investors in the future. This next phase could be implemented as early as February 1996 although no official timetable has been announced. Additionally, since 1989 the ROC Ministry of Finance has permitted the issuance of convertible overseas bonds of ROC companies listed on the TSE in offerings to non-ROC persons, and in December 1994 this right was extended to those ROC companies whose securities are traded on the over-the-counter market. In July 1995, the ROC SEC approved a proposal to permit such overseas corporate convertible bonds of ROC issuers to be converted (subject to the terms and conditions of the bonds) into shares of ROC issuers (subject also to certain conditions). Also in April 1992 the ROC SEC promulgated regulations permitting ROC companies listed on the TSE, subject to approval by the ROC SEC, to sponsor the issue and sale to foreigners of depositary receipts evidencing shares of such companies, and in December 1994 this right was extended to those ROC companies whose securities are traded on the over-the-counter market. As the ROC capital markets continue to become more open to non-ROC investors, it is likely that other alternatives to the Fund will develop as vehicles for investment in ROC securities by investors outside the ROC, which may have the effect of reducing or eliminating (or changing to a discount) any premium, or increasing any discount, at which the Shares trade in relation to their NAV. See "Foreign Investment and Exchange Controls in the ROC."

             FOREIGN INVESTMENT AND EXCHANGE CONTROLS IN THE ROC

    Historically, foreign investments in the securities markets of the ROC have been limited. However, in 1983 the ROC government enacted legislation and adopted regulations to make foreign investment in the securities market of the ROC possible through authorized and regulated investment trust funds established in Taiwan. In general, other forms of investment by non-residents in the ROC securities market continue to require case-by-case authorizations by ROC governmental authorities. As described below, regulations and guidelines have been adopted which, in limited circumstances, permit direct portfolio investment in ROC securities by certain qualified foreign institutional investors.

    The ROC government has adopted a general policy of liberalizing restrictions on investment by non-ROC citizens in ROC securities and has developed guidelines for such liberalization. In March 1989 and December 1990 the Executive Yuan, or cabinet, of the ROC government approved certain amendments, discussed in more detail below, to the Regulations Governing Securities Investment by Overseas Chinese and Foreign Investors and Procedures for Remittance (the "Remittance Regulations") to allow the local branches of foreign insurance companies and certain qualified foreign institutional investors to make limited direct investments in securities listed on the TSE. In addition, since 1989 the ROC SEC has approved the issuance by ROC issuers to non-ROC persons of a series of corporate bonds the terms of which permit conversion into capital stock of the issuers to the extent permitted by ROC law; in July 1995, the ROC SEC approved the proposal to permit such bonds to be converted into capital stock of ROC issuers (subject to certain conditions). Further, in 1992 the ROC SEC promulgated regulations permitting ROC companies listed on the TSE, subject to approval by the ROC SEC, to sponsor the issue and sale to foreigners of depositary receipts evidencing shares of such companies, and in December 1994 this right was extended to those ROC companies whose securities are traded on the over-the-counter market.

    In December 1990, the Executive Yuan approved guidelines drafted by the ROC SEC which allow direct investment in ROC securities by certain qualified foreign institutional investors which have received prior ROC SEC approval. The criteria in such guidelines, as amended in August 1995, define qualified foreign institutional investors as:

        (i) banks which rank among the top 1,000 banks in the non-communist world having experience in international finance, securities or trust business;


        (ii) insurance companies that have existed for more than three years and hold securities assets of at least US$300 million;

        (iii) fund management institutions which have existed for more than three years and manage assets of at least US$200 million;

        (iv) general securities firms which have a net worth of at least US$100 million and with experience in international securities investments;

        (v) offshore fund management companies more than 50% of whose capital is owned by an ROC securities investment trust enterprise; provided that the funds to be invested cannot come from sources in the ROC or mainland China and cannot be owned by offshore fund management companies;

        (vi) offshore subsidiaries which are more than 50% owned by a ROC securities firm or other securities firms which are 100% owned by such offshore subsidiaries;

        (vii) offshore subsidiaries which are 100% owned by a ROC securities firm or other securities firms which are more than 51% owned by such offshore subsidiaries;

        (viii)   foreign government-owned investment institutions;

        (ix)     pension funds that have existed for more than two years; and

        (x)  any other institutional investors specially approved by the ROC
    SEC.

    Qualified foreign institutional investors who wish to invest directly in the ROC securities markets are required to apply for and receive an investment permit from the ROC SEC. The application requires, among other things, a statement of investment plan, appointment of and credentials for a local agent, proof of eligibility and a copy of the contract appointing a custodian to hold all ROC securities in Taiwan. The Investment Manager has applied for an investment permit as a qualified foreign institutional investor which will permit the Investment Manager to make investments on behalf of the Fund in Taiwan. It is anticipated that the approval for the
investment permit will be granted by the ROC SEC on or about December   ,
1995.

    Qualified foreign institutional investors who receive a permit may invest between a minimum of US$5 million and maximum of US$200 million and are permitted to remit an amount up to the full amount into the ROC within six months of receipt of the investment permit. Total foreign investment made pursuant to such guidelines was limited to a maximum of US$7.5 billion until June 1995 when the ROC government eliminated that restriction. In addition, under recently amended guidelines, a single qualified foreign institutional investor is limited to holding a maximum of 7.5% of a company's stock and aggregate foreign holdings acquired through the stock market cannot exceed 15% of the company's issued shares. Qualified foreign institutional investors are also required to submit to the CBC and the ROC SEC every month a report of trading activities and status of assets under custody. Capital remitted into the ROC under these guidelines may not be remitted out of the ROC for a period of three months from the date such capital is remitted into the ROC. Capital which is remitted out of the ROC may be remitted back into the ROC within three months after the outward remittance without obtaining ROC SEC approval. Capital gains and income on investments may be remitted out of the ROC only after the conclusion of the qualified foreign institutional investor's fiscal year. The ROC SEC is currently considering easing certain regulations governing the remittance of funds into Taiwan, the remittance of capital gains and investment out of Taiwan and restrictions on percentage ownership of the securities of a TSE listed company. Currently, qualified foreign institutional investors are permitted to invest in certain ROC securities including, among others, equities listed on the TSE or traded on the OTC market, units of mutual funds listed on the TSE, listed equities placed by underwriters in public offerings, equities sold in the initial public offering before listing and other securities approved by the ROC SEC.

    The liberalization allowing direct investment by qualified foreign institutional investors has led to the creation of a number of funds which invest in the ROC securities market. As of October 31, 1995, 128 qualified foreign institutional investors had been approved by the ROC SEC.

    Apart from the forms of investment by non-residents of Taiwan in the ROC securities market described above, other forms of such investment continue to require case-by-case authorization by ROC governmental authorities. Such authorization has not in the past been generally available (other than, from time to time, in relation to direct equity investment (other than on a portfolio basis) in ROC enterprises by foreign companies or individuals).
The conduct of all securities business in the ROC is regulated by the ROC SEC pursuant to the ROC Securities and Exchange Law. See "The Securities Market of the ROC -- Regulatory Environment."

    The ROC government has indicated that the next phase of its liberalization policy would be to allow direct investment by foreign individual investors, but no details have been made officially available. This next phase could be implemented as early as February 1996 although no formal timetable has been announced. As other alternatives for investment in ROC securities by U.S. and other non-resident investors develop, such liberalization may have the effect of reducing or eliminating (or changing to a discount) any premium, or increasing any discount, at which the Shares trade in relation to their NAV. Such liberalization, however, may also result in broadened investor interest in, and greater liquidity of, the ROC securities market.

                       THE SECURITIES MARKET OF THE ROC

    The ROC government has taken a number of steps designed to upgrade the quality and importance of the ROC securities markets. These steps include incentives to encourage listing of shares on the TSE, the establishment of an over-the-counter securities market, improvement of financial reporting requirements, pressure on government-owned enterprises to use the securities market to raise capital and efforts to broaden the scope and raise the quality of institutions operating in the market. In addition, since the mid-1980s, the government has revised its laws and regulations in a way that is intended to facilitate the internationalization of the ROC's markets.

BACKGROUND AND DEVELOPMENT

    The market had its origins in 1953, when the government issued land bonds and distributed shares of four major government-owned enterprises to landowners in exchange for land appropriated for distribution to tenant farmers. As there was no formal stock exchange, scattered markets developed and the authorities encouraged the formation of brokerage companies to trade in these securities. The acceleration of economic growth in the late 1950s led to the emergence of a considerable middle class with savings available for investment, prompting the authorities to explore the feasibility of a formal securities market to channel private savings into productive use. The initial step toward creation of a formal securities market was taken in 1959 with the formation of a "Securities Market Research Group," followed in 1960 by the establishment of the ROC SEC to supervise all aspects of the securities market. A year later, the TSE was formed, and operations commenced in 1962.

    The TSE is a corporation owned by government-controlled and private banks and enterprises. The TSE is independent of those transacting business through it, who pay a user's fee. Subject to limited exceptions, all transactions in listed securities by brokers, traders and integrated securities firms (firms which are permitted to combine the activities of brokerage, dealing and underwriting) must be made through the TSE.

    During the 1960s the TSE grew at a slow pace, largely due to lack of experience among issuers and investors coupled with an unwillingness on the part of ROC businesses to offer their shares to the public. By the end of 1972 there were 49 companies listed on the TSE, and the TSE Index stood at
228.03 (base average 1966). As of October 30, 1995, there were 331 listed companies on the TSE, and the TSE Index closed at 4817.04.

    Although the securities market in the ROC has generally grown with the ROC's economic development, it has also exhibited a high degree of volatility in response to political and economic events in the ROC and abroad. For example, from January 1, 1986 to February 10, 1990, despite an overall gain in the TSE Index of 1,102.5%, the TSE Index experienced numerous declines that exceeded 15% of the then-existing market value. Thereafter, between February and October 1990 the TSE Index fell from a high of 12,495 to a low of 2,560, a decline of approximately 80%. From October 1, 1990 to May 9, 1991 the TSE Index rose from 2,560 to 6,305, an increase of 146%. Between May 9, 1991 and October 22, 1991 the TSE Index fell from 6,305 to 4,088, a decline of 35%. During the next three months the TSE Index rose by 32%, from 4,088 to 5,391 on January 30, 1992, then fell back to 3,135 on January 7, 1993. During the period from April 7, 1993 to December 31, 1993, the TSE Index fluctuated between a low of 3,765 and a high of 5,813. Since January 6, 1994, the TSE Index has moved in a range between 4,503 and 7,184.

    The instruments traded on the TSE have primarily been limited to common stocks and bonds, but since 1988 certain new instruments have been introduced. In 1988 the ROC Ministry of Finance permitted the issuance of the ROC's first exchangeable bonds (such bonds being exchangeable at the option of the bondholders into shares of companies controlled by the issuer). There have also been offerings of domestic convertible bonds, convertible preferred shares and convertible Eurodollar bonds. In February 1993 the ROC government permitted the offering of Taiwan Depository Receipts, which are receipts that represent foreign securities that are sold to Taiwanese investors although none have been issued to date.

REGULATORY ENVIRONMENT

    Background

    Since 1981, the authorities have attempted to broaden the scope of securities markets by encouraging qualified companies to list their shares on the TSE through the introduction of a series of measures including tax incentives, among which were a 15% reduction of corporate income tax for listed companies (which was rescinded effective January 1, 1990) and tax exempt status for capital gains on sales of shares. The number of new listings has been rather modest, with a total of 154 since year-end 1983, due primarily to the family-run character of many ROC companies and the reluctance to cede control of management and to report earnings to investors. The authorities have also sought to encourage publicly-owned entities to engage in bond offerings and equity offerings. Other initiatives taken by the authorities have included the establishment of an over-the-counter market (see "--Over-the-Counter Market") and the creation of a third category of listed stocks to accommodate listings by high-technology companies.

    Recent Regulatory Changes

    In 1983, the authorities began to take steps to facilitate investment in the ROC securities market by institutional investors, both foreign and domestic. Approval was granted for four joint venture securities investment trust companies to act as investment managers. In addition, the first fund permitting foreigners to invest in ROC securities was approved in September 1983 and subsequently raised a total of US$81 million in 1983 and 1984. In 1986, approval was granted for three additional foreign funds, which raised a total of approximately US$75 million. At March 31, 1993, there were also twenty closed-end and twenty-nine open-end domestic funds in the ROC, four of which are dedicated to investment outside the ROC. See "--Market Participants--Investors."

    In late 1988, the ROC SEC promulgated regulations allowing local securities investment advisory firms to advise clients on foreign securities-related matters. A major amendment (the "Amendment") of the Securities and Exchange Law was enacted in January 1988 and resulted in significant changes to practices in the securities industry. The Amendment was part of a government effort to make securities supervision in the ROC similar to that of advanced financial markets and to modernize the securities markets to meet the growing needs of investors.

    The Amendment was the first major revision of the Securities and Exchange Law since its enactment in 1968. It provides, among other things, for new regulations relating to public offerings, measures to strengthen the capital structure of issuers, civil liability for material misstatements or omissions made by issuers, more stringent regulation of the securities activities of officers, directors, supervisors and major shareholders of issuers, regulations regarding tender offers and significant expansion of the prohibitions against insider trading, including the imposition of treble civil damages and criminal sanctions.

    The Amendment permits the expansion of the role of securities firms by authorizing the establishment of "integrated" securities companies that may engage in brokerage, trading and underwriting of securities. Prior to enactment of the Amendment, brokerage and trading functions could not be performed by the same entity, although brokers and traders could obtain authorization to engage in underwriting. The Amendment also provides for the establishment of securities depositories and other securities-related service firms. In addition, there is a provision which permits simplified clearing and settlement procedures.

    The ROC SEC has proposed an amendment to the Securities and Exchange Law that would include provisions with respect to: increased cooperation between the ROC SEC and foreign government or international institutions to better implement the increased internationalization of the ROC securities market; expansion of the ROC SEC's inspection authority; improvement of the securities custody system; implementation of an index futures, government bond futures, securities futures and options market; and an increase in enforcement powers under the Securities and Exchange Law.

    Improvement of financial reporting standards has received extensive attention from the authorities in an effort to improve the quality of financial information and accounting practices in the ROC. In 1981, the category of "public companies" was expanded to include, with limited exceptions, all companies with paid-in capital of NT$200 million or more, whether listed or not, thus making such companies subject to the more extensive financial reporting requirements for "public companies." See "-- Market Participants--Issuers." By forcing the ROC's traditionally family-run companies to modernize their accounting practices, the authorities hoped to increase the number of companies listed on the TSE.

    In an attempt to limit market volatility, the Ministry of Finance, in September 1988, reimposed a tax on capital gains from sales of listed stocks. The tax became effective on January 1, 1989 and included progressive rates for individuals ranging from 6% to 40%. Due to difficulties in implementing the capital gains tax, however, the government suspended it effective January 1, 1990 and increased the then existing transaction tax on securities transactions (for stocks, from 0.3% to 0.6%). The securities transactions tax was lowered on February 1, 1993 and securities transactions are now taxed at a rate of 0.3% for stocks and 0.1% for corporate bonds, debentures and Listed Beneficiary Certificates ("LBCs") (as more fully described below).
The Ministry of Finance is considering a proposal to reimpose the capital gains tax and simultaneously reduce the securities transaction tax to 0.2% for stocks. The proposal, however, is subject to legislative approval and it cannot be predicted when or whether the Legislature will grant such approval.

    Pursuant to the ROC income tax laws, there is an exemption from income tax for dividends and interest income limited to NT$270,000. Also, pursuant to the ROC Statute for Upgrading Industries shareholders of a company limited by shares may defer the payment of income tax on dividends resulting from the capitalization of retained earnings in certain specified circumstances until such investor disposes of the dividended stock.

    Pursuant to the Amendment, enabling rules were promulgated to allow foreign investment in local securities firms and to permit foreign securities firms, subject to ROC SEC approval, to establish branch operations. In addition, an interbank US Dollar call market began operations in Taipei in August 1989. The capital flow limitation for individuals has been raised from US$1 million to US$5 million per year, while the limit for businesses has been raised to US$ 10 million per year. The total capital inflow ceiling for foreign institutional investors has been raised as well. On December 28, 1990, the Executive Yuan of the ROC approved guidelines drafted by the ROC SEC which allow direct investment in ROC securities by certain qualified foreign institutional investors, subject to certain restrictions. See "Foreign Investment and Exchange Controls in the ROC." Since enactment of the Amendment, over 20 foreign firms have invested in local securities firms which engage in brokering, dealing and underwriting of local securities and two foreign securities firms have received approval to establish (and have established) branch offices and engage in brokerage of foreign securities. One of the two later closed its branch office due to lower-than-expected revenue generation.

    Since 1988 certain new instruments have been introduced on the TSE. In 1988 the Ministry of Finance permitted the issuance of exchangeable bonds (such bonds being exchangeable at the option of the bondholders into shares of companies controlled by the issuer). There have also been offerings of domestic convertible bonds, convertible preferred shares, and convertible Eurodollar bonds. In February 1993 the ROC government permitted the offering of Taiwan Depository Receipts, which are receipts that represent foreign securities that are sold to Taiwanese investors although none have been issued to date.

    In April 1992, the ROC SEC promulgated regulations and amended the same later, permitting TSE-listed and OTC-traded companies, upon approval by the ROC SEC, to sponsor the issue and sale to foreigners of depositary receipts evidencing shares of such companies. The approval by the ROC SEC will be granted in respect of a fixed number of depositary receipts which, except in connection with stock dividends and distributions, the exercise of pre-emptive rights by existing depositary receipt holders in the event of capital increases for cash and deposits of outstanding common shares, may not be increased without separate ROC SEC approval. In February 1993, the ROC SEC agreed to permit the listing on the TSE of ROC depositary receipts, which are receipts that represent shares of foreign issuers that are sold to Taiwanese investors. In August 1995, the ROC SEC significantly eased the restrictions on foreign institutional investors' qualification in both the duration and asset requirements with respect to insurance companies, investment and fund management companies, pension funds, foreign government investment arms, and investment banks. See "--The Primary Market--Equity Issues."

    Securities and Exchange Commission

    The ROC SEC has been under the jurisdiction of the ROC Ministry of Finance since 1981. The ROC SEC has extensive regulatory authority over companies listed on the TSE and unlisted public issuing companies generally, including ROC companies whose capital exceeds the currently specified minimum amount of NT$200 million. Such companies are generally required to obtain approval from, or registration with, the ROC SEC for all securities offerings. The ROC SEC has promulgated regulations requiring, unless otherwise exempted, periodic reporting of financial and operating information by all listed companies. In addition, the ROC SEC is responsible for the establishment of standards for financial reporting and carries out licensing and supervision with respect to the other participants in the ROC securities market.

    The ROC SEC has responsibility for implementation of the Securities and Exchange Law and for overall administration of governmental policies in the ROC securities market.

    The Securities and Exchange Law prohibits market manipulation. It also permits an issuer to recover certain short-term trading profits made through purchases and sales within 6 months by directors, managerial personnel, supervisors and 10% or above stockholders of the issuer. The Securities and Exchange Law prohibits trading by "insiders" based on non-public information that materially affects share price movement. Pursuant to the Securities and Exchange Law, the term "insiders" includes directors, supervisors, managers and 10% stockholders of the issuing company and their spouses, minor children and nominees, any person who has learned such information due to an occupational or controlling relationship with the issuing company and any person who has learned such information from any of the foregoing. Sanctions include prison terms. In addition, damages may be awarded to persons injured by the transaction. Notwithstanding these regulatory requirements, there have been recurring press reports on insider trading and manipulation of stock prices in the ROC.

    The Securities and Exchange Law also imposes criminal liability on certain public accountants and lawyers who make false certifications in their examination and audit of an issuer's contracts, reports and other evidentiary documents that are related to securities transactions. ROC SEC regulations require that financial reports of listed companies be audited by accounting firms consisting of at least three certified public accountants and be signed by at least two certified public accountants.

    The Securities and Exchange Law was amended in January 1988 to provide for, among other things, new regulations relating to public offerings of securities; measures to strengthen the capital structure of issuers; civil liability for material misstatements or omissions made by issuers; more stringent regulation of the securities activities of officers, directors and major stockholders of issuers; regulations regarding tender offers; and a significant expansion of the prohibitions against insider trading, including the imposition of treble civil damages and criminal sanctions.

    The ROC SEC does not have criminal or civil enforcement powers under the Securities and Exchange Law. Criminal actions may be pursued only by the district prosecutors located in the district where the defendant is domiciled or where the violation occurred. Under ROC law, civil actions may only be brought by plaintiffs who assert that they have suffered damage. The ROC SEC is directly empowered to curb abuses and violations of applicable laws and regulations only through administrative measures such as issuance of warnings, imposition of administrative fines and revocation of licenses.

    In addition to providing a market for securities trading, the TSE has primary responsibility for reviewing applications by ROC issuers to list on the TSE. However, the ROC SEC also reviews all securities offerings by listed companies. If issuers of listed securities violate relevant laws and regulations or encounter significant difficulties, the TSE may, with the approval of the ROC SEC, delist securities of such issuers.

    The ROC SEC has a Chairman, two Vice-Chairmen and nine to eleven commissioners among whom two to three serve full-time. The part-time commissioners may be from the Ministry of Finance, the CBC, the Ministry of Economic Affairs or other governmental agencies.

    Financial Reporting

    Over the years, the ROC SEC, which administers the financial reporting system, and the TSE have taken steps to improve the quality of financial reporting and of internal financial controls in ROC companies.

    The Securities and Exchange Law imposes criminal liability on accountants and lawyers who are knowingly involved in the preparation of fraudulent financial reports and other related documents. The ROC SEC promulgated regulations in July 1983 requiring that financial reports of listed companies be audited by accounting firms consisting of at least three certified public accountants and be signed by at least two certified public accountants, and establishing standards for audit and budget systems of listed companies. In addition, the ROC SEC has acted to strengthen professional standards in the accounting profession.

    The 1988 Amendment established a new financial reporting system for corporate issuers. Under this system, issuers are subject to more extensive disclosure requirements and are required to report more frequently than they have been in the past. For example, companies listed on the TSE are required to submit audited semiannual and annual financial reports and first and third quarter financial reports that have been reviewed by their respective independent auditors. All publicly-held issuers also must submit a monthly operating statement before the tenth day of the following month. In addition, events that may have a significant impact on the financial condition of the issuer trigger financial reporting requirements. Public disclosure and reporting requirements regarding share ownership have been imposed on key officers, directors, supervisors and major shareholders of issuers. Such disclosure is required by the fifteenth day of the following month. Calculation of holdings includes shares held on behalf of another by a person's spouse, children or nominees. Transfer of such shares is partially restricted.

TAIWAN STOCK EXCHANGE

    In addition to providing a market for securities trading, the TSE has primary responsibility for reviewing applications by ROC issuers to list on the TSE. The TSE also has primary responsibility for the delisting of securities, a step which is taken on the basis of various adverse factors, including financial deterioration of the issuer.

    The TSE is a corporation with a capitalization of NT$2.9 billion at the end of 1992, and is owned 61% by private banks and enterprises and 39% by government-operated banks and enterprises. The TSE is managed by a board of directors elected by and from among the shareholders. The Chairman, President and other executive officers of the TSE direct day-to-day operations through a number of operational departments. Selection of the TSE's top management is influenced by the ROC SEC, which also monitors the TSE's operations.

    Both equity and debt securities are traded on the TSE, which is the ROC's only stock exchange. The exchange began operations in 1962 with 18 listed companies having an aggregate market value of NT$6.84 billion. There were 331 listed companies at the end of August 1995. As of the end of August 1995, the total market value of shares listed on the TSE was NT$4,192 billion. At December 31, 1993, the aggregate market value of listed equity securities was approximately NT$5,145.4 billion (US$193.3 billion) and for the period from January 1 to December 31, 1993, the average daily trading value was NT$31.2 billion (US$1.2 billion). The listed bond market remains small in terms of trading volume: at December 31, 1993, aggregate market value of listed debt securities was approximately NT$701.7 billion (US$26.4 billion) and for the period from January 1 to December 31, 1993, the average daily trading value was approximately NT$8.9 million (US$0.3 million).

OVER-THE-COUNTER MARKET

    An over-the-counter ("OTC") market was established in September 1982 on the initiative of the ROC SEC. This market is limited to unlisted equity securities, corporate bonds, bank debentures and government bonds. The value of all bonds outstanding in the OTC market grew from NT$69.80 billion at the end of 1983 to NT$809.07 billion at December 31, 1994 while the total trading value of bonds on the OTC market grew from NT$112.04 million in 1983 to NT$15,973 billion in 1994. According to the OTC, as of June 30, 1995 the value of all bonds outstanding was NT$806.3 billion, and the total trading value of bonds for the first six months of 1995 was NT$90.39 billion. In early 1988, the ROC SEC promulgated regulations designed to encourage trading of unlisted equity and debt securities of companies whose securities are not qualified for listing on the TSE. To become a quotable security, the issuer must meet certain requirements, including having a paid-in capital of at least NT$50 million. In addition, the security must be recommended by two members of the Taipei Securities Dealer Association, each of which must be qualified as both an underwriter and a trader, who will serve as market makers. As of June 30, 1995, only 20 companies had offered their equity securities to be traded on the OTC market. It is expected that some small and medium-size companies, which at present have limited funding channels and are too small to list on the TSE, will utilize the OTC market as a source of funds in the future.

FUTURES MARKET

    In July 1992 the ROC government promulgated the Foreign Futures Trading Law pursuant to which ROC investors will be able to trade certain futures contracts on specified futures exchanges in the United States, Britain, France and Singapore through licensed futures brokerages in Taiwan. As of August 31, 1995, 34 brokers' licenses had been issued and one broker's license that was applied for by a foreign applicant was still pending. The ROC SEC has proposed to the Legislative Yuan an amendment to the Securities and Exchange Law which provides for the formation of a domestic securities futures market to trade options, indexed futures, government bond futures and other securities futures. In addition, the ROC SEC has proposed to the Ministry of Finance a draft of a Futures Trading Law, which would supersede the Foreign Futures Trading Law and would provide for the formation of a comprehensive futures market through a merger of the domestic and international futures markets. It is expected that this amendment will be submitted to the Legislative Yuan within the next year. There can be no assurance that either the amendment to the Securities and Exchange Law or the new Futures Trading Law will be implemented, nor can the impact of any futures trading on the Fund or the ROC securities markets be predicted at this time.

MARKET PARTICIPANTS

    Prior to the 1988 Amendment brokerage and trading activities were separated, but brokers and traders could obtain authorization to engage in underwriting. Brokers execute transactions only for their customers, and not for their own account; traders execute transactions only for their own account; and underwriters engage in the underwriting, typically on a "firm commitment," "standby commitment" or "best efforts" basis, of securities of companies being listed on the TSE and, to a lesser extent, of rights offerings of already listed companies.

The 1988 Amendment allows the establishment of integrated securities companies combining brokerage, trading and underwriting, which is similar to the current practice in the United States. The purpose of this change was to bring greater stability and sophistication to the securities markets by creating a more effective underwriting capability.

    Brokers and Traders

    As of May 31, 1994 there were 249 licensed brokers, 18 of which were banks holding brokerage licenses.

    There were 68 companies licensed as traders as of May 31, 1994. The volume of trading on the TSE in 1992 attributable to traders was approximately 0.94%.

    Underwriters

    As of May 31, 1994, approximately 56 firms were licensed to act as underwriters. Of these, 23 are financial institutions which have received special dispensation to engage in underwriting activities. Ten of these 23 are government-owned.

    Underwriting is accomplished either on a stand-by basis, whereby the underwriter is obligated at the end of the underwriting period to buy any unsold securities, on a best efforts basis, whereby the underwriter is entitled to return unsold securities to the issuer at the end of the underwriting period, or on a firm commitment basis, whereby the underwriter pre-purchases all or a portion of an issue and resells the securities for its own account or reserves the right to subscribe for a certain number of securities pursuant to an underwriting agreement.

    Margin Lenders (Securities Finance Institutions)

    Prior to September 1990 legal margin lending was conducted solely by a single securities finance institution, Fu Hwa Securities Financing Enterprise ("Fu Hwa"). However, as a result of amendments to the ROC's securities regulations in September 1990 and June 1992, securities brokers meeting certain criteria, which currently include a minimum paid-in-capital of NT$800 million, have been entitled to engage in the securities margin lending business after obtaining approval from the ROC SEC. As of May 31, 1994, 47 securities firms had received permission from the ROC SEC to provide margin lending.

    Interest rates on margin loans are determined by Fu Hwa or each permitted securities firm, and generally follow bank short-term rates. In the past, the authorities have occasionally adjusted margin rates to stimulate the market during downturns and to dampen an overactive market.

    Margin lending has become increasingly popular over the past few years. As a result, some brokers have disregarded the restrictions on margin lending and engaged in unauthorized securities financing activities usually at much higher rates of interest than those charged by the government-licensed lenders. In December 1987, a leading stock speculator defaulted under one of these financing arrangements. The event prompted an investigation of the practice of unauthorized margin lending and also focused attention on market rules and ethics. During 1990, two brokerage houses were suspended from operation for engaging in illegal margin lending activities and two other brokerage houses had their licenses revoked as a result of such activities. In September 1992, another stock market speculator defaulted on trades amounting to over NT$9 billion, the largest default ever to occur in the ROC's stock market. The market fell by almost 10% over an eleven-day period following this development. As a result, the government cracked down on the underground financial network and indicted many financiers and speculators.

    Investors

    Individual investors constitute the largest single group of shareholders in listed companies on the TSE, and at year-end 1993, outstanding shares of such listed companies were held 59% by individuals and 12% by the government and its agencies. From 1966 to the end of 1993, government shareholding fell from 43% to 12% of shares of listed companies. Corporations have gradually become a more significant shareholder group, holding 16% of listed shares at the end of 1993 as against approximately 9% at the end of 1966.

    The authorities have acted in several ways to expand the role of institutional investors. Approval has been granted for six foreign funds whose combined net asset value totalled approximately NT$16.1 billion at March 31, 1994. The formation of thirteen regulated open-end and twenty closed-end domestic funds was approved by the ROC SEC, including eleven closed-end funds launched in early 1993 by the eleven newly established securities investment trust corporations. By March 31, 1994, there were twenty closed-end domestic funds and twenty-nine open-end domestic funds in the ROC. Four of the open-end funds are dedicated to investment outside the ROC. The combined total assets of the 49 foreign and domestic funds that were operational as of March 31, 1994 were approximately NT$109.9 billion. The authorities have also promoted the establishment of a domestic securities investment trust industry, with approval granted for many securities investment trust companies at the end of December 1993. In addition, certain qualified foreign institutional investors can directly invest in the ROC securities market with the approval of the ROC SEC. See "Foreign Investment and Exchange Controls in the ROC."


                            SHAREHOLDER CHARACTERISTICS OF LISTED COMPANIES
                                                      1989    1990    1991    1992       1993
    Government  . . . . . . . . . . . . . . . . .     21.56% 18.01% 15.51%    11.90%      11.62%
    Financial Institutions                             4.74   4.68   4.08      4.54        4.28

    Trust Funds   . . . . . . . . . . . . . . . .      0.75   0.96   1.52      1.14        1.42
    Corporations  . . . . . . . . . . . . . . . .     13.09  14.06  14.61     16.34       15.95
    Other Juridical Persons   . . . . . . . . . .      3.52   2.68   2.85      2.70        2.51

    Individuals   . . . . . . . . . . . . . . . .     46.72  51.11  53.55     55.84       57.16
Foreigners:
    Trust Funds   . . . . . . . . . . . . . . . .      0.42   0.19   0.27      0.45        0.52
    Financial Institutions  . . . . . . . . . . .      0.06   0.05   0.05      0.02        0.02

    Juridical Persons   . . . . . . . . . . . . .      5.28   4.83   4.62      4.58        4.25
    Individuals   . . . . . . . . . . . . . . . .      3.86   3.43   2.94      2.49        2.27
         Total  . . . . . . . . . . . . . . . . .    100.0% 100.0% 100.0%    100.0%      100.0%

___________
Source: Derived from data published in TSE Fact Book, 1994.

                      AMOUNTS INVESTED BY SHAREHOLDERS IN LISTED COMPANIES--1993
                                                                                   Percentage    Number of
Investment Value (NT$)                                                              of Total    Shareholders
                    1  --   9,999 . . . . . . . . . . . . . . . . . . . . . . . .  39.2%        2,946,891
               10,000  --    50,000 . . . . . . . . . . . . . . . . . . . . . . .  47.1         3,542,792
               50,001  --   100,000 . . . . . . . . . . . . . . . . . . . . . . .   7.6         570,686
              100,001  --   150,000 . . . . . . . . . . . . . . . . . . . . . . .   2.3         169,966
              150,001  --   200,000 . . . . . . . . . . . . . . . . . . . . . . .   1.2         90,381
     Over 200,000   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2.7         204,312
         Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100.0%       7,525,028
____________
Source: Derived from data published in TSE Fact Book, 1994.
Totals do not add due to rounding.

    Issuers

    Companies in the ROC have in the past made limited use of the securities markets and have met their financing needs primarily through short-term loans, which are obtained either through the official banking system or through the unofficial "curb" market. In recent years, the authorities have adopted extensive measures designed to encourage more companies to list their securities on the TSE (see "--Background and Development" above). Nevertheless, companies remain reluctant to list due to the owners' fear of losing corporate control and reluctance to publicly disclose corporate information.

    Under present law, with limited exceptions, a ROC company becomes subject to certain regulatory requirements once its paid-in capital equals or exceeds NT$200 million. Irrespective of the number of shareholders, it must become a "public company' under ROC regulations before it will be permitted to increase its capital. As such, it must file financial reports with the ROC SEC periodically, publish such reports in local newspapers and receive ROC SEC approval or file a report with ROC SEC for all new issues of shares.

    A specified percentage of the shares of a "public company" must also be held by the company's directors and supervisors. The percentage required depends on the amount of the company's paid-in-capital. For a "public company" with a paid-in capital of less than NT$300 million, 15% of the company's shares must be held by its directors and 1.5% by its supervisors. If the company's paid-in capital is more than NT$300 million but less than NT$1 billion, the company's directors must own 10% and its supervisors 1%.
As a company's paid-in capital increases, the percentage of shares required to be held by the company's directors and supervisors decreases further. (Under ROC law, supervisors are elected by shareholders of the company and are responsible for overseeing the activities of the board of directors.) As of December 31, 1994 the number of "public companies" was 1,244 of which 313 were listed on the TSE and 14 were admitted to trading in the OTC market.

    In order to list its securities (stocks or bonds) on the TSE, an issuer must meet specified listing criteria (see "The Secondary Market--Listing Criteria") and receive approval from the ROC SEC and the TSE. Concurrently with the listing, a specified percentage of the issuer's outstanding shares (or newly issued shares in an equivalent amount) must be distributed by means of an underwritten offering conducted in accordance with ROC SEC regulations, with sales made pursuant to a prospectus. See "The Primary Market--Equity Issues--Offerings in Conjunction with New Listings." Once a company's stock has been listed, additional capital is generally raised through rights offerings to existing shareholders.

    In addition to issuing shares to raise new money in the manner described above, companies frequently make free share distributions to existing shareholders. These distributions are capitalized out of legal reserves, capital reserves or retained earnings and are the equivalent of stock dividends in the United States. The Amendment gives the ROC SEC authority to regulate these types of distributions. In recent years, the number of shares issued in free share distributions has often been greater than the number of shares issued in rights offerings. Because of the prevalence of free share distributions, cash dividend payments by ROC companies are low in comparison to U.S. companies.

    A TSE-listed company is subject to more extensive continuing disclosure requirements than unlisted companies. In addition to an annual financial report, a TSE-listed company must publish and file with the ROC SEC and the TSE semi-annual and quarterly financial reports and monthly statements of gross revenues and contingent liabilities. It must also report any material corporate event to the ROC SEC and the TSE.

THE PRIMARY MARKET

    Until recently the number of new issues in Taiwan has been low. Public offerings generally were made only in conjunction with new listings on the TSE, which totalled 226 in the period from January 1, 1985 through August 31, 1995. There were 18 delistings during the same period.

    Under the latest amendment (on May 2, 1995) to the rules issued by the ROC SEC in April 1991, TSE-listed companies generally are no longer required to obtain prior approval from the ROC SEC for capital increases for cash. Instead, companies seeking a capital increase are required to file a prospectus and other required documents with the ROC SEC and TSE and fulfill a 15-day waiting period during which time additional information or clarification may be requested. Formal ROC SEC approval continues to be required, however, if the offering is the issuer's initial public offering or if certain specified conditions exist that would warrant closer scrutiny by the ROC SEC.

    Distribution of shares by underwriters may be effected by (i) a public offering, (ii) an auction and a public offering or (iii) a quotation and a public offering, all of which are intended to ensure a broad distribution of shares.

    Equity Issues

    Equity issues have generally been effected either by underwritten public offerings made in conjunction with the issuer's listing on the TSE or as rights offerings to existing shareholders of listed companies. The prevalence of rights offerings is attributable to the fact that shareholders are granted preemptive rights under the ROC Company Law. In addition, a small number of equity issues have been effected since 1988 by underwritten public offerings of securities to be traded on the OTC market. In addition to issuing shares for cash, companies frequently make free share distributions to existing shareholders, which are the equivalent of stock dividends in the United States.

    The following table sets forth data for new issues of equities on the
TSE:

                                                               EQUITIES
                                                             (NT$ Million)
                                                        Rights
                                                      Offerings    Total Raised
                                         Initial      by Listed      from New       Free Share
Year                                    Offerings     Companies     Investment     Distributions
1985  . . . . . . . . . . . . . . .       5,361.9        4,983.3      10,345.2          13,318.8
1986  . . . . . . . . . . . . . . .       4,114.5        9,301.2      13,415.7          12,333.8
1987  . . . . . . . . . . . . . . .      17,936.9       13,791.3      31,728.1          18,165.6
1988  . . . . . . . . . . . . . . .      22,397.2        9,156.9      31,554.1          31,340.2
1989  . . . . . . . . . . . . . . .      22,563.1       16,344.2      38,907.3          47,780.8
1990  . . . . . . . . . . . . . . .      19,047.2       12,757.9      31,805.1          64,316.6
1991  . . . . . . . . . . . . . . .      40,079.4       13,583.2      53,662.6          57,512.2
1992  . . . . . . . . . . . . . . .      34,958.4       14,927.0      49,885.4          69,548.9
1993  . . . . . . . . . . . . . . .      45,796.0       19,620.0      65,419.0          82,347.0
1994  . . . . . . . . . . . . . . .      51,531.0       31,656.0      83,199.0         111,063.0
__________
Source: ROC SEC, 1985 through 1994 SEC Statistics



    Offerings in Conjunction with New Listings. In conjunction with an issuer's listing on the TSE, the issuer must, if it does not meet certain shareholder diversification requirements, sell a specified percentage of its outstanding shares by means of an underwritten public offering. The offering is the final step in the listing process, which begins with written application to the TSE and ROC SEC, followed by review by the TSE of the company's financial reports and general condition, approval by the TSE and, finally, approval by the ROC SEC. ROC SEC approval is contingent upon arrangements having been made for the underwriting of the issue. See "-- Market Participants--Underwriters." The issue price is determined by negotiation between the underwriter and the issuer, under the guidance of the ROC SEC. The basis of price determination must be filed with the ROC SEC prior to the public offering.

    Distribution of shares by underwriters may be effected by (i) a public offering, (ii) an auction and a public offering, or (iii) a quotation and a public offering, all of which are intended to ensure a broad distribution of shares. The underwriting commission for both stocks and bonds is subject to a maximum of 5% in the case of underwriting on a firm or stand-by commitment basis and 2% in the case of underwriting on a best efforts basis. In recent years actual underwriting commissions have generally been approximately 0.5% but, for large amounts, in the range of 0.1% to 0.2%.

    A prospectus is required to be delivered to investors and must contain, among other things, audited financial statements and an operational report for the most recent three fiscal years, capital and share data, a description of the issuer's general condition and business, and a statement of business plans for the coming years and of the issuer's general prospects.

    In order to reduce volatility in trading of newly listed shares, the TSE may require an undertaking by each of the issuer's directors, supervisors and 10% shareholders to deliver half of such person's holdings to the central depository to be held for a period of two years following the listing and not to sell more than 20% of each such person's holdings within any six-month period after that two-year period.

    Offerings in Conjunction with Pre-emptive Rights. As a general rule, ROC Company Law grants pre-emptive rights to existing shareholders in new offerings of shares. Prior to 1988, companies could sell shares in rights offerings to existing shareholders only at par value, which was typically less than the market price. Because of the attractive price, such offerings were generally bought up in their entirety by existing shareholders, and offered shares were rarely available for purchase on the market. In 1988 shareholders' statutory preemptive rights were limited by a requirement that public companies (including companies listed on the TSE or traded in the OTC market) that intend to make new share offerings for cash, except in certain limited circumstances or when exempted by the ROC SEC, set aside a minimum of 10% of such new shares for issue at the offering price. The ROC Company Law also requires that, subject to limited exceptions, 10% to 15% of new share issuances be reserved for purchase by the issuer's employees. The intent of the law is to allow broader participation in public companies.

    New Securities Instruments. The instruments traded in the ROC securities market have primarily been limited to common stock and bonds. However, recent legislative revisions and the present attitude of the ROC SEC regarding liberalization of the securities regulations have encouraged some innovation. For example, in February 1988, a TSE listed company issued bonds exchangeable into shares of another TSE-listed company in which it owned common shares. This was the first offering of a convertible security by a company listed on the TSE. The same company has made an offering of preferred shares which are convertible into common shares, and, in December 1989, made an offering of Eurodollar bonds also convertible into common shares (if the ROC law permits such conversion). As of November 19, 1993, eight additional TSE-listed companies have issued similar convertible Eurobonds. Twenty TSE-listed companies have issued domestic convertible bonds and the government is now considering revising the relevant laws to expedite the process for converting Eurodollar bonds into shares of the issuer. Another example of innovation is the use of GDRs in raising capital. In 1992, four listed companies, China Steel, Asia Cement, President Enterprises and Chia Hsin Cement, offered their shares in the form of GDRs to foreign investors. The ROC SEC has also agreed to permit the listing on the TSE of the ROC depositary receipts which would represent shares of foreign issuers. Continued development of additional types of instruments is anticipated. In addition, the ROC SEC is considering the establishment of a domestic futures market which may include, among other things, futures contracts on the TSE Index. There can be no assurance that this will occur and if so, what impact it will have on the Fund or the ROC securities market.

    Listed Beneficiary Certificates and Other Instruments. LBCs are certificates representing the shares of closed-end investment funds, which may be listed on the TSE subject to ROC SEC and TSE approval. LBCs can be issued only by closed-end funds established by the fifteen securities investment trust companies in the ROC (one of which is the Investment Adviser) for investment in equity securities listed on the TSE or in any debt securities. LBCs are traded on the TSE in the same manner as other TSE-listed securities. As of September 30, 1995 there were 18 closed-end investment funds for which LBCs were traded. TSE-listed companies have engaged in offerings of domestic convertible securities and preference shares. Continued development of additional types of instruments, such as Taiwanese Depositary Receipts, is anticipated. In particular the ROC SEC is considering the establishment of a domestic futures market, which may include, among other things, futures contracts on the TSE Index. There can be no assurance that this will occur and, if so, what impact it will have on the Fund or the ROC securities market. In recent years TSE-listed companies have also engaged in offshore offerings of convertible securities and global depositary receipts which are not listed on the TSE. See "Foreign Investment and Exchange Controls in the ROC."

    Debt Issues. Under the latest amendment (on May 2, 1995) to the rules issued by the ROC SEC in April 1991, no prior ROC SEC approval is required for the issue of fixed income bonds and convertible bonds in the domestic market. An issuer of bonds is required to file a prospectus and other required documents with the ROC SEC and fulfill a 15-day waiting period during which additional information or clarification may be requested. Under the Guidelines Governing Offerings and Issues of Securities by Issuers, only TSE-listed and OTC-traded companies are permitted to issue convertible bonds and at least 60% of convertible bond offerings must be sold in an underwritten public offering. There is no such restriction on fixed income bond offerings which may be sold entirely to prearranged investor groups. Government bonds are issued through government-owned banks, which in turn can effect distribution through sub-agent banks and the post office system. State enterprises are subject to less stringent disclosure requirements in the offering prospectus. The Ministry of Finance and the CBC have issued over NT$560 billion in government bonds since 1991 with proceeds to be used to fund a portion of the Six-Year Plan.

    ROC companies have shown a strong preference for bank loans as a source of debt funding, and until 1988 the government had not often turned to the bond market. The scope of the listed bond market has been further limited by the fact that bonds can be issued and traded outside the TSE, in particular on the OTC, and that bonds issued by the ROC government have typically been purchased by financial institutions that hold them to maturity to meet reserve requirements. The ROC government, however, contributed to the development of the bond market beginning in September 1988 by issuing bonds to the public for the purpose of financing acquisitions of land needed for certain major government development projects. In addition, in 1991 and 1992 the government issued bonds in an amount equal to NT$206.5 billion and NT$250 billion, respectively, in part to fund its Six-year National Development Plan (the "Six-Year Plan"). In addition to the increased use of the bond market by the ROC government, since 1990 there have been 22 domestic convertible bond issues and 29 overseas convertible bond issues by ROC companies. See "- -Taiwan Stock Exchange" and "Foreign Investment and Exchange Controls in the ROC".

    The following table sets forth information with respect to bond issues from 1985 to 1994:

                     All Bonds//      Government Bonds/(1)/      Corporate Bonds
                    Total  Issued                  Issued                Issued
                   Number  Amount      Number      Amount       Number   Amount
                     of     (NT$         of         (NT$          of      (NT$
YEAR               Issues Million)     Issues     Million)      Issues  Million)
1985  . . . . . .    19     30,545         19        30,545      0             0
1986  . . . . . .    95    433,475         95       433,475      0             0
1987  . . . . . .   146    318,495        113       310,570     33         7,925
1988  . . . . . .    39    122,486         36       120,558      3         2,000
1989  . . . . . .    18     55,816         15        84,196      3         1,600
1990  . . . . . .     3     14,500          1        12,000      2         2,500
1991  . . . . . .    16    211,550          7       206,500      9         5,050
1992  . . . . . .    18    236,790          8       230,000     10         6,790
1993  . . . . . .     8    237,000          8       237,000      0             0
1994  . . . . . .     6    149,500          5       148,000      1         1,500
____________
Note:  (1)  Includes The Central Bank Savings Bonds and Interest Bearing Negotiable Certificates of
Deposit.

Source: TSE, Statistical Data 1993 and 1994


THE SECONDARY MARKET

    General

    Many listed companies have a relatively small portion of their shares in public hands, as families or small groups hold majority interests. Trading in the secondary market is largely dominated by individual investors. In the case of stocks, the turnover rate (shares transacted/shares listed) is relatively high by world standards and the turnover rate reached 590% in 1989. Turnover rates were 161%, 252% and 366% in 1992, 1993 and 1994, respectively. By comparison, the turnover rates on the New York Stock Exchange for such years were 48%, 54% and 54%, respectively. The high turnover rate on the TSE is a function of the short-term, speculative nature of the market, and both illegal margin lending and manipulative practices such as "wash sales" (the buying and selling of stocks on the same day solely to generate activity) have contributed to this phenomenon. The turnover rate is significantly lower for bonds, which represent a rather small portion of total market capitalization. In 1992, 1993 and 1994 the turnover rates for bonds (total value of bonds traded on TSE/total value of TSE-listed bonds) were 0.72%, 0.42% and 0.98%, respectively.

    The total trading value of stocks in 1987 was NT$2,668.6 billion and grew to an all-time high of NT$25,408 billion in 1989. Total trading values was NT$9,056.7 billion in 1993. The daily average trading value in 1993 was NT$31 billion, versus daily average trading value of NT$68 billion, NT$34 billion and NT$21 billion in 1990, 1991 and 1992, respectively.

    Listing Criteria

    The TSE has established specific requirements for listing based on the number and distribution of shareholders, the amount of capital, profitability and capital structure.

    For a company to be listed as a First Category company, it must have been established for at least five fiscal years and have paid-in capital of at least NT$600 million for the latest two fiscal years. To ensure broad distribution of shares, there must be at least 2,000 shareholders. At least 10 million shares (or 20% of total outstanding shares to be listed) must be held by the public and there must be at least 1,000 smaller shareholders with holdings of 1,000 to 50,000 shares each. In addition, the ratio of net worth (before distribution of dividends) to total assets for the most recent fiscal year (except for certain limited exceptions) must exceed 33% and each of the company's pre-tax net income and operating income must be positive for the past three fiscal years and have either (i) exceeded 10% of paid-in capital for the past two years or (ii) been not less than NT$120 million and exceeded 6% of paid-in capital for the past two years or (iii) met the test in (i) in one of the past two years and the test in (ii) in the other of the past two years or (iv) must have exceeded 5% of the paid-in capital for the previous five fiscal years.

    Requirements for listing as a Second Category company are less stringent. The Second Category company must have been established for at least five fiscal years. The paid-in capital requirement is only NT$300 million. Although the requirement is the same with respect to the number of publicly-held shares (10 million shares or 20% of total outstanding shares to be listed), the number of shareholders can be less (1,000 instead of 2,000) and only 500 smaller shareholders are required. There is no net worth/total asset test for a Second Category company and the income tests require taxable net income and operating income to be positive for the most recent fiscal year and have either (i) exceeded 10% of paid-in capital for the past year or
(ii) been not less than 6% for each of the past two years or averaged not less than 6% for the past two years, with the most recent year greater than the previous year. At September 30, 1995 there were 210 First Category companies, 112 Second Category companies and 8 "full delivery" companies (as described below) listed on the TSE. The shares of full delivery companies are subject to settlement and other restrictions.

    In 1985 the TSE established a Third Category, which has less stringent requirements especially designed to encourage the listing of "high-technology" enterprises. For a "high-technology" enterprise (as defined by the competent government agency) to be listed as a "Category C" company, its products must be certified by the ROC government as having been successfully developed and as having an available market. In addition, the Company must have paid-in capital of at least NT$200 million, and the issue must be underwritten on a firm commitment basis (with at least 50% of the shares subscribed for by the underwriters). As of September 30, 1995 there were 210 First Category companies, 122 Second Category companies and one Third Category company listed on the TSE.

    If issuers of listed securities violate relevant laws and regulations or encounter significant difficulties, the TSE may, with the approval of the ROC SEC, delist securities of such issuers. Upon the expiration of the issuance period or the termination of the listing contract, issuers may also, subject to ROC SEC approval, apply for delisting of their securities.

    To date only ROC companies have listed their securities on the TSE although effective February 19, 1993 the ROC SEC approved regulations permitting foreign issuers to list their securities on the TSE through the use of depositary receipts that would be similar to the American Depositary Receipts listed on the NYSE.

     Mechanics of Trading on the TSE

    Price and Volume Limits. In order to reduce market volatility, the TSE has placed limits on large volume transactions and on the range of daily price movements. Complex restrictions are imposed on transactions which include 500 trading lots or more. These restrictions are not expected to have a substantial impact on the Fund. Currently, fluctuations in price are restricted to 7% above and below the previous day's closing price (or reference price set by the TSE or OTC market if the previous day's closing price is not available due to lack of trading activity) in the case of stocks and 5% in the case of bonds. Over the last few years, the restriction on stock price movements has fluctuated, moving from 5% to 3% following the 1987 market crash, then back to 5% and finally, in September 1989, from 5% to the current level of 7%.

Authorities have mentioned that the limits on stock price movements may be further relaxed or abolished entirely.

    Trading Units. All stock certificates have a par value of NT$10, and board lot size is uniformly 1,000 shares. The minimum trading unit for bonds is NT$1,000. There is no regulation for the denomination of bonds except for convertible bonds, which are required to be in denominations of NT$100,000.

    Execution of Orders. The TSE has effected the computerization of all First, Second and Third Category stock transactions.

    Settlement and Delivery.  There are three types of settlement:

        Regular (for stocks) -- settlement made in cash with share certificate delivery through the TSE Clearing Department not later than the second business day following the transaction day.

        Cash (for bonds) -- settlement made by cash and certificate delivery through the TSE Clearing Department on the same day of the transaction or, if agreed by the parties, the next day.

        Specified Day (for debt) -- settlement delayed until a specified day in order to permit the collection of interest. This settlement method is rarely used.

    Delivery and settlement are handled primarily by a central depositary system, operated by Taiwan Central Depositary Co., Ltd., and to a lesser extent by the computerized TSE Clearing Department. Sales of stock by brokers and traders are offset by purchases of the same issue on the same day so that only net balances of stock are delivered and only net balances of cash are computed and paid.

    All settlements must be effected by electronic or wire transfer of payment.

    Full Delivery Shares. If designated by the ROC SEC as full delivery shares, listed shares may be purchased only by advance payment of purchase price and only upon advance delivery of share certificates. Full delivery shares are non-marginable. Such designation by the ROC SEC is generally made with respect to shares of financially troubled companies. On September 30, 1995, there were 8 full delivery stocks.

    Commissions and Transaction Tax. On July 1, 1990, the brokerage commission rate for stocks was reduced by 0.0075% to 0.1425%. An amendment has been proposed to the Securities and Exchange Law that would provide for the negotiability of commission rates within a specified range upon the initiation of a customer. To date this amendment has not been adopted. The TSE takes 5% of the commissions earned by brokerage firms on stock transactions. Commissions on bond transactions remain at 0.125%. A securities transaction tax of 0.3% of the transaction price for stocks and 0.1% for bonds, debentures and LBCs is levied on the seller. Such securities transaction taxes are withheld at the time of the transaction giving rise to such taxes. The ROC government has announced a proposal to reduce the securities transaction tax applicable to sales of stock from 0.3% to 0.2% and to reimpose the capital gains tax on the sale of securities. This proposal is subject to legislative approval, and it cannot be predicted when or whether or in what form the Legislature will grant such approval.

    Trading Value and Trading Volume

    The following tables set forth yearly trading values and average daily trading values for stocks and bonds traded on the TSE from 1985 to 1995.

                                       TSE YEARLY TRADING VALUES
                               Stocks             Bonds                   Total
                                (NT$     (US$      (NT$       (US$         (NT$        (US$
Year                          Million) Million)  Million    Million)   Million)(1)   Million)
1985  . . . . . . . . . . .  195,228    4,899.2  1,078         27.1      196,306    4,926.2
1986  . . . . . . . . . . .  675,656   17,856.5    773         20.4      676,379   17,875.7
1987  . . . . . . . . . . .
                           2,668,633   83,800.7    663         20.8    2,669,296   83,821.5
1988  . . . . . . . . . . .
                           7,868,024  275,211.6  1,001         35.0    7,920,751  277,055.9
1989  . . . . . . . . . . .
                          25,407,963  962,167.7    912         34.5   25,673,676  972,229.9
1990  . . . . . . . . . . .
                          19,031,288  707,667.0  6,109        227.2   21,364,607  794,430.0
1991  . . . . . . . . . . .
                           9,682,738  361,042.9  6,366        237.4   10,328,387  361,280.3
1992  . . . . . . . . . . .
                           5,917,079  232,928.4  3,816        150.2    6,287,024  233,078.6
1993  . . . . . . . . . . .
                           9,056,717  343,226.5  2,946        111.6    9,301,435  352,500.3
1994  . . . . . . . . . . .
                          18,812,112  711,044.8  8,009        302.7   19,476,619  736,161.3
1995 (through
   August 31, 1995) . . . .
                           7,132,430  260,783.5  1,528         55.9    7,133,958  260,839.4
__________
Notes:   (1)  From 1988 to 1995, includes LBCs.
Source:  ROC SEC, 1994 SEC Statistics; TSE, Status of Securities Listed on the Taiwan Stock Exchange
(January through August 1995).


                                   TSE AVERAGE DAILY TRADING VALUES
                                   No. of   Stocks             Bonds              Total
                                   Trading   (NT$     (US$     (NT$     (US$      (NT$       (US$
Year                                 Days  Million) Million) Million) Million)  Million)   Million)
1985  . . . . . . . . . . . . . .    288     677.9      17.0      3.7    2.1       681.6     17.1
1986  . . . . . . . . . . . . . .    285   2,370.7      62.7      2.5    0.1     2,373.3     62.7
1987  . . . . . . . . . . . . . .    288   9,266.1     291.0      2.3    0.1     9,268.4    291.0
1988  . . . . . . . . . . . . . .    289  27,225.0     952.3      3.5    0.1    27,407.4    958.7
1989  . . . . . . . . . . . . . .    287  88,529.5   3,352.5      3.2    0.1    89,455.3  3,387.6
1990  . . . . . . . . . . . . . .    281  67,727.0   2,518.4     21.7    0.8    76,030.6  2,827.2
1991  . . . . . . . . . . . . . .    286  33,855.7   1,262.4     22.3    0.8    36,113.2  1,263.3
1992  . . . . . . . . . . . . . .    284  20,834.8     820.2     13.4    0.5    22,137.4    820.7
1993  . . . . . . . . . . . . . .    290  31,230     1,183.5     10.0    0.4    32,074    1,215.5
1994  . . . . . . . . . . . . . .    286  65,777     2,486.2     27.0    1.0    68,100    2,574.4
1995 (through
   August 31, 1995) . . . . . . .    191  37,343     1,365.4      8.0    0.3    37,351    1,365.7
__________
Notes:   (1)  From 1988 to 1995, includes LBCs.
Source:  ROC SEC, 1994 SEC Statistics; TSE, Status of Securities Listed on the Taiwan Stock Exchange
(January through August 1995).

    Stocks. Of the 285 companies listed on the TSE as of December 31, 1993, 197 were in the First Category and 88 were in the Second Category. In 1993, approximately 81.6% of the total listed company trading volume was in the First Category and approximately 18.4% was in the Second Category.

    The following table sets forth trading value and trading volume for First Category and Second Category equities for 1993:

                                                             First           Second
                                                           Category         Category            Total
Number of Listed Companies  . . . . . . . . . . . . .            197                88             285
Total Listed Shares (millions of shares)  . . . . . .         78,410            10,692          89,102
Trading Volume (NT$ Million)  . . . . . . . . . . . .      7,394,529         1,662,188       9,056,717
Trading Volume (millions of shares) . . . . . . . . .        166,996            37,682         204,678
____________
Source: Securities Transaction Data, January 1994.

    The following table sets forth the market value at December 31, 1993 and trading value for the twelve-month period ended December 31, 1993 for listed companies grouped by sector:

                                         Trading               %       Market                   %
                                          Value              Total   Value/(2)/               Total
                                          (NT$      (US$    Trading     (NT$       (US$      Market
Industry/(1)/                           Million)  Million)   Value    Million)   Million)     Value
Cement  . . . . . . . . . . . . . . . . 223,266    8,457.05   2.47    247,641      9,380.34     4.81
Foods . . . . . . . . . . . . . . . . . 560,459   21,229.51   6.19    192,461      7,290.19     3.74
Plastics  . . . . . . . . . . . . . . . 432,238   16,372.65   4.77    350,843     13,289.51     6.82
                                                       4
Textiles  . . . . . . . . . . . . . .   1,395,376 52,855.15  15.41    439,038     16,630.23     8.53
Electric Machinery &                    243,074    9,207.35   2.68    193,645      7,335.04     3.76
  Machinery . . . . . . . . . . . . . .
Electric Products &                     293,673   11,123.98   3.24    135,991      5,151.17     2.64
  Cable/Wires . . . . . . . . . . . . .
Chemicals . . . . . . . . . . . . . . . 246,435    9,334.66   2.72     96,539      3,656.78     1.88
Glass . . . . . . . . . . . . . . . . . 128,526    4,868.41   1.42     57,017      2,159.73     1.11
Paper & Pulp  . . . . . . . . . . . . . 231,297    8,761.25   2.55    102,380      3,878.03     1.99
Iron & Steel  . . . . . . . . . . . . . 601,446   22,782.05   6.64    314,820     11,925.00     6.12
Rubber  . . . . . . . . . . . . . . . . 306,230   11,599.62   3.38     80,688      3,056.36     1.57
Auto  . . . . . . . . . . . . . . . . . 104,053    3,941.40   1.15     68,563      2,597.08     1.33
Electronic  . . . . . . . . . . . . . . 718,342   27,209.92   7.93    281,196     10,651.36     5.46
Construction/Construction Materials . . 369,237   13,986.25   4.08    232,153      8,793.67     4.51
Transportation  . . . . . . . . . . . . 352,225   13,341.86   3.89    242,653      9,191.40     4.72
Tourism . . . . . . . . . . . . . . . . 266,544   10,096.36   2.94     37,210      1,409.47     0.72
Banking & Insurance . . . . . . . . . .
                                      2,063,665   78,169.13  22.79  1,831,193     69,363.37    35.59
Department Stores . . . . . . . . . . . 167,954    6,361.89   1.85     52,259      1,979.51     1.02
Others  . . . . . . . . . . . . . . . .
                                        352,679   13,359.05   3.89    189,122      7,163.71     3.68
    Total   . . . . . . . . . . . . . .
                                      9,056,717  343,057.46 100.00  5,145,410    194,901.89   100.00
__________
Source: Derived from data published in 1993 SEC Statistics, ROC SEC.

/(1)/ First Category and Second Category stocks. Includes preferred stock, stock dividends and full delivery stock.
/(2)/ Based on listed shares of December 31, 1993 and share price on December 31,1993. Totals do not add due to rounding.

    Bonds. Turnover in the listed bond market in ROC is small in terms of trading volume. In 1993, bond trading represented about 0.03% of total trading volume for stocks and bonds on the TSE. Private corporations have shown a strong preference for bank loans as a source of debt funding, and until recently, the ROC government has generally not been required to turn to the bond market to finance deficits. In recent years, the ROC government has frequently issued bonds to finance its deficits. The scope of the listed bond market is further limited by the fact that bonds can be issued and traded outside the TSE and bonds issued by the ROC government are typically purchased by financial institutions which generally hold them to maturity to meet reserve requirements.

    In order to meet the funding needs of the Six-Year Plan, the Ministry of Finance has expanded the number of institutions qualified to trade bonds and is considering adopting measures for establishing a centralized bond transaction and information system.

    The following table sets forth the value of TSE-listed bonds and corresponding trading value data:

                                  Listed             Total              Total               Total
                                Government         Corporate            Listed             Trading
                               Bonds/(1)(2)/     Bonds/(2)(3)/        Bonds/(2)/         Value/(4)/
Year                           (NT$ Million)     (NT$ Million)      (NT$ Million)       (NT$ Million)
1984  . . . . . . . . . . .        34,822              800               35,622               937
1985  . . . . . . . . . . .        54,750              150               54,900             1,078
1986  . . . . . . . . . . .       477,381               --              477,381               773
1987  . . . . . . . . . . .       715,982            7,925              723,907               663
1988  . . . . . . . . . . .       566,995            7,675              574,670             1,001
1989  . . . . . . . . . . .       212,019            7,625              219,644               912
1990  . . . . . . . . . . .       169,063            8,676              177,739             6,109
1991  . . . . . . . . . . .       327,642           12,137              339,779             6,366
1992  . . . . . . . . . . .       513,597           16,655              530,252             3,816
1993  . . . . . . . . . . .       687,665           14,007              701,672             2,587
___________
Source: 1992 SEC Statistics; Status of Securities Listed on Taiwan Stock Exchange, December 1993.
(1) Bonds and other debentures issued by the ROC government.
(2) At December 31.
(3) Includes bonds issued by government-owned corporations.
(4) Twelve-month period ended December 31.


    Stock Exchange Indices

    The TSE has a Weighted Stock Price Index which is comparable to the Standard & Poor's Index in the United States and the Tokyo Stock Exchange Price Index in Japan insofar as it takes a wide selection of listed shares and weights them according to the number of shares outstanding. It is compiled using the "Paasche Formula" by dividing the market value by the base day's total market value for the index shares. In 1966, when the index was first started, the number of listed shares included in the index was 28. The number of companies included was subsequently increased to 41 in 1972, 108 in 1983 and 125 in 1986, 127 in 1988 and 142 in 1989. August 31, 1995, there were 320 companies included in the index.  The index formula is:


                                       where:  P/t/ = Stock price for the
            P/t/ X Q/t/                        day
             ----------                        Q/t/ = Number of shares
         Index =  (PO x Q/t/)                  issued
                                               PO = Stock price of the base
                                               day

    The stock market experienced historical highs in 1973, 1978, 1983, 1984, 1986, 1987, 1988, 1989 and 1990 with the TSE Index reaching highs of 514.85 in 1973, 688.52 in 1978, 765.71 in 1983, 969.25 in 1984, 1,039.11 in 1986,
4,673.14 in 1987, 8,789.73 in 1988, 10,773.11 in 1989 and 12,495.34 in 1990.

                                         TSE INDEX, 1985-1994
                                         (1966 AVERAGE = 100)
                       Number of    Total
                       Companies  Number of  Trading
                        in Index    Listed    Value                   Index    Index
                         (year-   Companies    (NT$     (US$           High      Low
Year                      end)    (year-end) Billion) Billion)                          Year-End
1985  . . . . . . . .    125        127        195.23     4.90      840.57       636.02  835.12
1986  . . . . . . . .    125        130        675.66    17.86    1,039.11       839.73 1,039.11
1987  . . . . . . . .    127        141      2,668.63    83.78    4,673.14     1,063.13 2,339.86
1988  . . . . . . . .    127        163      7,868.02   275.21    8,789.73     2,341.06 5,119.11
1989  . . . . . . . .    142        181     25,407.96   962.17   10,773.11     4,873.18 9,624.18
1990  . . . . . . . .    174        199     19,031.29   707.67   12,495.34     2,560.47 4,530.16
1991  . . . . . . . .    201        221      9,682.74   361.04    6,305.22     3,316.26 4,600.67
1992  . . . . . . . .    240        256      5,917.08   232.73    5,391.63     3,327.67 3,377.06
1993  . . . . . . . .    267        285      9,056.72   340.15    6,070.56     3,135.56 6,070.56
1994  . . . . . . . .    298        313     18,812.11   716.92    7,183.75     5,194.75 7,124.66
1995 (through
   August 31, 1995) .    320        331      7,132.43   259.38    7,051.49     4,503.37 4,890.93(1)
__________
Source:  TSE Statistical; Data 1994; ROC SEC, 1994 SEC Statistics.
         (1) Period end.


                                         TSE SECTORAL INDICES
                                                         Electric   Pulp
                                     Plastics/          Machinery/   and                  Bank &
Year              Cement     Foods   Chemicals Textiles  Products   Paper  Construction Insurance
1984/(1)/  High     299.88    283.20   218.13    189.26    330.30  481.41      440.76      --
           Low      246.40    213.20   175.49    124.30    240.37  331.13      366.49      --
1985/(1)/  High     274.08    227.41   222.24    157.00    263.93  444.36      389.15      --
           Low      199.73    167.78   148.51     95.79    185.24  322.31      265.36      --
1986/(1)/  High     318.85    247.92   300.20    201.52    319.05  588.78      519.46      --
           Low      260.25    202.06   224.06    145.89    255.37  400.77      383.23      --
1987/(2)/  High     333.49    270.53   322.60    319.73    367.08  351.04      416.42     808.96
           Low      104.32    101.06   101.46    101.00    101.31  101.58      103.69     103.34
1988/(2)/  High     741.55    453.12   592.58    492.58    573.80  528.16      639.81   2,008.82
           Low      201.15    152.42   164.37    154.82    196.15  195.20      205.10     391.01
1989/(2)/  High     947.68  1,089.12   549.62    735.93    954.06  926.97      943.10   2,134.21
           Low      367.12    272.17   304.54    279.59    332.34  268.34      349.55   1,022.87
1990/(2)/  High   1,028.53    984.02   544.93    708.34    925.37  614.53      885.73   2,858.59
           Low      265.28    221.68   136.66    152.63    198.93  138.44      160.47     504.03
1991/(2)/  High     515.71    509.44   300.69    412.76    504.87  326.39      484.21   1,383.81
           Low      291.30    257.69   153.64    177.83    237.08  155.10      207.64     759.98
1992/(2)/  High     481.13    520.71   263.55    366.06    461.46  297.49      466.60     997.58
           Low      340.18    334.53   174.02    208.94    302.05  164.82      290.19     530.96
1993/(2)/  High     497.19    498.08   306.64    315.50    608.72  291.02      376.43   1,356.62
           Low      421.86    422.09   243.91    264.14    442.52  227.00      391.62     840.83

___________
Source: 1992 SEC Statistics; Securities Transaction Data, January 1994.
/(1)/ Base 1976 = 100.
/(2)/ Base 1986 = 100.


Selected Information on Listed Companies

    The tables on the following pages show certain reported financial and other information for the year ended December 31, 1992 (unless otherwise indicated) for the top 30 listed companies, in terms of total revenues (excluding financial institutions).

                                                          Year Ended December 31, 1992/(1)(2)/
                                                      Total    Net Earnings Shareholders    Total
                                                     Revenue     After Tax     Equity       Assets
                                                       (US$        (US$         (US$         (US$
Company                                              Million)    Million)     Million)     Million)
    Cement


    Taiwan Cement Corp.   . . . . . . . . . . . .      648.648     111.086      658.397      897.019
    Asia Cement Corp.   . . . . . . . . . . . . .      487.321     135.613      734.790    1,199.008
    China Rebar   . . . . . . . . . . . . . . . .      332.185      30.891      427.412      724.412
Food
    President Enterprises Corp.   . . . . . . . .      832.876      78.145      492.813      882.258
Plastic
    Formosa Plastics Corp.  . . . . . . . . . . .    1,149.940     143.234      977.738    1,305.425
    Nan Ya Plastics Corp.   . . . . . . . . . . .    2,368.260     187.021    1,089.198    2,344.770
Textiles
    Far Eastern Textile Ltd.  . . . . . . . . . .      790.687      74.285      823.869    1,942.524
    Hualon-Teijran Corp.  . . . . . . . . . . . .      723.779      31.542      797.382    1,562.379
    Chung Shing Textile Co.   . . . . . . . . . .      387.681       1.137      350.267      710.071
    Shin Kong Synthetic Fiber Co.   . . . . . . .      430.505      13.301      339.739      663.277
    Formosa Chemical & Fibre Co.  . . . . . . . .      977.005     145.752    1,190.460    1,767.369
    Formosa Taffeta Co. Ltd.  . . . . . . . . . .      452.097      46.936      421.999      600.986
Electronics
    Tatung Co.  . . . . . . . . . . . . . . . . .    1,228.337      45.116      611.858    2,207.460
    Teco Electric & Machinery Co., Ltd.   . . . .      441.998      49.999      348.020      549.053
    Pacific Electric Wire & Cable Co., Ltd.   . .      456.420      71.890      483.622      970.606
    Sampo Corp.   . . . . . . . . . . . . . . . .      439.850      18.177      231.152      361.570
    Walsin Lihwa Corporation  . . . . . . . . . .      388.050      22.352      655.771      877.196
Paper
    Cheng Loong Co., Ltd.   . . . . . . . . . . .      359.875       1.791      230.069      513.713
    Yuen Foong Yu Paper Manufacturing Co., Ltd.        607.419      19.617      453.386      936.590
Steel
    China Steel*  . . . . . . . . . . . . . . . .    2,136.303     199.930    3,816.662    5,946.084
    Cyun Yuan Steel Industry Co., Ltd.  . . . . .      325.237      12.469      140.229      289.549
Car
    Yue Loong Motor Co., Ltd.   . . . . . . . . .      924.817      34.201      485.888      857.281
    China Motor Co., Ltd.   . . . . . . . . . . .      854.651      97.528      310.771      511.235
Computer
    Acer Inc.   . . . . . . . . . . . . . . . . .      454.257       2.076      308.716      606.180
Construction
    Tuntex Distinct Corp.   . . . . . . . . . . .      519.343      90.089      505.200    1,323.807
Transportation
    Evergreen Marine Corp. (Taiwan) Ltd.  . . . .    1,119.086     100.444      775.107    1,489.488
    Yang Ming Marine Transport Corp.*   . . . . .      759.296      13.815      375.708    1,252.404
    China Air Lines   . . . . . . . . . . . . . .    1,540.535     135.594      976.340    2,486.724
Retail
    Far Eastern Department Stores   . . . . . . .      480.997      19.735      231.595      389.087
    Mercuries & Associates, Ltd.  . . . . . . . .      349.868      14.728      134.689      228.234
____________
Source: Derived from the annual reports of each of the indicated companies.
(1) ROC accounting, auditing and financial reporting standards are not equivalent to those in the
    United States.
(2) Data converted using exchange rate of NT$26.95 equals US$1.00.

*   Fiscal year ends June 30.
                                                  46

                                      Year Ended December 31, 1992 Year Ended December 31, 1993
                                        Market Price                  Market Price
                                        (Unadjusted)               (Unadjusted)(NT$)
                                            (NT$)         Trading                      Trading
                                                          Volume                       Volume
                                                         (Million)                    (Million)
                                                          Shares                       Shares
COMPANY                              High  Low  Closing            High  Low  Closing
    Cement
    Taiwan Cement Corp.   . . . . .
                                    77.50 45.00  50.50       468  75.00 48.50 73.50      1,266
    Asia Cement Corp.   . . . . . .
                                    78.50 50.00  55.50       133  66.00 45.80 63.50        406
    China Rebar   . . . . . . . . .
                                    37.00 20.30  20.70       996  27.20 17.60 23.70      1,370
Food
    President Enterprises Corp.   .
                                    57.00 38.40  42.00       359  52.50 30.00 51.50        803
Plastic
    Formosa Plastics Corp.  . . . .
                                    50.00 32.00  32.70       334  57.50 31.50 57.50      1,610
    Nan Ya Plastics Corp.   . . . .
                                    51.00 34.80  35.80       308  67.00 34.50 67.00      1,276
Textiles
    Far Eastern Textile Ltd.  . . .
                                    43.50 27.00  29.90       219  38.50 21.80 38.50        698
    Hualon-Teijran Corp.  . . . . .
                                    45.50 20.60  21.40     2,387  36.60 16.80 28.80      6,346
    Chung Shing Textile Co.   . . .
                                    24.30 10.70  10.85     1,545  17.40  9.80 15.90      3,418
    Shin Kong Synthetic Fiber Co.
                                    30.50 14.00  14.80       753  27.50 12.50 25.80      2,139
    Formosa Chemical & Fibre Co.  .
                                    36.70 22.00  22.20       281  32.50 19.70 30.10        850
    Formosa Taffeta Co. Ltd.  . . .
                                    43.20 24.00  24.60       177  39.20 22.20 36.10        497
Electronics
    Tatung Co.  . . . . . . . . . .
                                    30.80 19.00  20.60       430  75.50 19.50 75.50      1,408
    Teco Electric & Machinery Co.,  77.00 47.00  55.00       255  80.00 46.50 79.50        349
    Pacific Electric Wire & Cable   55.50 27.00  28.00       899  39.00 20.30 30.20      1,613
    Sampo Corp.   . . . . . . . . .
                                    36.60 21.40  23.20     1,049  38.00 21.80 35.60      1,103
    Walsin Lihwa Corporation  . . .
                                    48.70 23.50  23.90       728  34.50 19.00 31.30      1,461
Paper
    Cheng Loong Co., Ltd.   . . . .
                                    31.00 15.50  15.70       667  33.50 13.95 31.90      1,783
    Yuen Foong Yu Paper
       Manufacturing Ltd., Inc.   .
                                    38.70 24.80  25.60       255  39.40 20.50 38.40        617
Steel
    China Steel   . . . . . . . . .
                                    28.70 14.75  15.00     1,412  28.30 13.90 28.00      7,819
    Cyun Yuan Steel Industry Co.,   60.00 29.50  30.70       261  39.50 26.00 30.10        347
Car
    Yue Loong Motor Co., Ltd.   . .
                                    46.40 23.60  25.20     1,151  32.40 17.60 24.50      1,209
    China Motor Co., Ltd.   . . . .
                                    85.00 64.50  78.00       402  93.00 53.00 68.00        358
Computer
    Acer Inc.   . . . . . . . . . .
                                    28.20 14.70  18.50     1,049  58.50 17.   58.50      2,403
Construction
    Tuntex Distinct Corp.   . . . .
                                    44.40 23.80  24.50       567  35.50 19.10 28.90        799
Transportation
    Evergreen Marine Corp. (Taiwan) 48.80 25.00  32.50       817  63.50 30.60 63.50      1,346
    Yang Ming Marine Transport Corp.

                                    26.50 14.25  14.90       342  37.80 13.60 37.80      1,138
    China Air Lines*  . . . . . . .    NA    NA    NA         NA  85.00 43.30 79.50        299
Retail
    Far Eastern Department Stores
                                    53.00 31.10  34.70       344  64.40 29.90 45.70        308
    Mercuries & Associates, Ltd.  .
                                   108.50 50.50  52.00       295  67.50 45.00 62.00        372
____________
Source: Status of Securities Listed on Taiwan Stock Exchange, December 1992 and June 1993; TSE
        Statistical Data of January and July 1993; Industry of Free China, May 1994.
*  Listed on February 26, 1993.

                                                  47

                                                    1992                      1993
                                             Current       P/E**       Current     P/E**
Company                                       Yield*       Ratio       Yield*      Ratio
Cement
    Taiwan Cement Corp.   . . . . . . . .       3.54%       17.38        2.80         20.78
    Asia Cement Corp.   . . . . . . . . .       3.81        14.42        4.92         20.75
    China Rebar   . . . . . . . . . . . .       0.00        22.96        4.95         33.13
Food
    President Enterprises Corp.   . . . .       0.00        15.30        3.56         20.78
Plastic
    Formosa Plastics Corp.  . . . . . . .       2.46        16.75        3.52         24.32
    Nan Ya Plastics Corp.   . . . . . . .       2.74        14.20        3.49         21.50
Textiles
    Far Eastern Textile Ltd.  . . . . . .       3.94        16.82        3.61        200.00
    Hualon-Teijran Corp.  . . . . . . . .       0.00        29.12        1.79         --
    Chung Shing Textile Co.   . . . . . .       0.00       304.87        0.00         --
    Shin Kong Synthetic Fiber Co.   . . .       3.44        30.31        2.18         --
    Formosa Chemical & Fibre Co.  . . . .       3.10        10.71        4.33         18.40
    Formosa Taffeta Co. Ltd.  . . . . . .       4.05        16.36        4.11         25.17
Electronics
    Tatung Co.  . . . . . . . . . . . . .       1.45        25.00        1.83         27.52
    Teco Electric & Machinery Co., Ltd.
                                                2.04        17.53        2.27         23.08
    Pacific Electric Wire & Cable Co.,          0.00        12.77        0.00         16.65
    Sampo Corp.   . . . . . . . . . . . .       0.00        24.36        2.54         28.55
    Walsin Lihwa Corporation  . . . . . .       2.09        37.22        1.59        392.50
Paper
    Cheng Loong Co., Ltd.   . . . . . . .       0.00       164.94        0.00         70.22
    Yuen Foong Yu Paper Manufacturing           0.00        30.07        0.54         42.41
Steel
    China Steel   . . . . . . . . . . . .       5.71        16.66        2.48         21.80
    Cyun Yuan Steel Industry Co., Ltd.  .       0.00        23.95        3.42         94.19
Car
    Yue Loong Motor Co., Ltd.   . . . . .       0.00        24.67        2.62         --
    China Motor Co., Ltd.   . . . . . . .       4.55         9.26        6.02         11.61
Computer
    Acer Inc.   . . . . . . . . . . . . .       0.00       207.50        0.00         32.35
Construction
    Tuntex Distinct Corp.   . . . . . . .       0.00         8.03        3.53         14.89
Transportation
    Evergreen Marine Corp. (Taiwan) Ltd.
                                                2.35        15.68        3.36         24.59
    Yang Ming Marine Transport Corp.  . .      N/A          64.41        1.13        122.07
    China Air Lines   . . . . . . . . . .       2.48        13.24        3.75         30.77
Retail
    Far Eastern Department Stores   . . .       2.90        23.96        2.64         30.68
    Mercuries & Associates, Ltd.  . . . .       1.96        22.95        3.20         25.00
____________
Source:  Status of Securities Listed in Taiwan Stock Exchange, December 1992 and June 1993; TSE
Statistical Data of January and July 1993; Securities Transaction Data, January 1994.
*   Cash dividends per share earned in 1992 and 1993, respectively, adjusted for stock dividends and rights offerings, divided by closing price at June 30, 1993 and May 31, 1994, respectively.
**  P/E ratio = closing price on June 30, 1993 and May 31, 1994, respectively, divided by earnings per share for the year ended December 31, 1992 and 1993, respectively, adjusted for stock dividends and rights issues.


INVESTMENT IN FOREIGN SECURITIES

    Since September 1987 the ROC SEC has taken the position that all matters relating to the sale and distribution of foreign securities in the ROC are subject to the Securities and Exchange Law and regulations promulgated thereunder. In November of that year securities investment consulting firms, which had been authorized since 1983 to advise Taiwan residents on domestic securities, were given additional authority to advise on certain approved foreign securities. As of December 31, 1994 the ROC SEC had chartered 95 securities investment consulting firms. These firms cannot effect any investment transactions within the ROC for their customers. Since November 1989 the ROC SEC has permitted foreign securities firms approved by the ROC SEC to open branches in Taiwan. Since January 1991 foreign securities firms, upon approval of the ROC SEC, have been permitted to establish liaison representative offices. Since July 1993, upon approval of the ROC SEC any foreign securities firm that has had a liaison office in the ROC for at least two years (this two-year requirement was abolished in June 1995) and which meets certain other specified requirements is permitted to establish a branch office. Such branch offices can conduct the same types of securities business as a local securities firm can conduct, and in addition, can trade foreign securities listed on the NYSE, the London Stock Exchange or the Tokyo Stock Exchange.

    In January 1989 the ROC SEC registered the first foreign mutual fund for sale to Taiwan residents. Some of these funds are marketed through the retail branches of domestic banks. Since December 1985 the formation of foreign exchange trust funds operated by the trust departments of local banks or investment trust companies has been permitted with the approval of the Ministry of Finance. Those funds may invest on behalf of an investor in certain offshore securities, including certain bonds and mutual funds, which have been specified by the investor and agreed to by the financial institution, and which meet the CBC's approval. In addition, in February 1993 the ROC government permitted the listing of foreign securities on the TSE in the form of depositary receipts. The availability of foreign investment alternatives to ROC investors may result in lower levels of interest in domestic securities among such investors.

                           INVESTMENT RESTRICTIONS

    The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the Fund's shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares). The Fund may not:

        1. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

        2. Invest more than 25% of the total value of its assets in the securities of any one issuer, except securities issued or guaranteed by the United States government or any of its agencies or instrumentalities, or acquire securities of any one issuer which, at the time of investment, represent more than 25% of the voting securities of such issuer.

        3. Make investments for the purpose of exercising control or management.

        4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

        5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law.

        6. Borrow money or issue senior securities except as permitted by the Investment Company Act.

        7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

        8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

    In addition to the fundamental policies, the Fund has adopted the following non-fundamental policies, which may be changed by the Board of Directors, without obtaining the approval of shareholders. The Fund may not:

        a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

        b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

        c. Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the officers and directors of the Investment Manager or the Investment Adviser, or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

        d. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.
                            _____________________

    In addition to the foregoing investment limitations, investments by the Fund are subject to the limitations imposed by the 1940 Act, including certain more restrictive limitations on transactions between the Fund and its affiliates. Also, investments by the Fund are subject to applicable ROC law and regulations. See "Foreign Investment and Exchange Controls in the ROC" and "the Securities Market of the ROC."

    In addition to the foregoing restrictions, the Fund may be subject to investment limitations and other restrictions imposed by the ROC. See "Foreign Investment and Exchange Controls in the ROC."

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS OF THE FUND

    The Board of Directors of the Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Directors and executive officers of the Fund are listed below together with their respective positions and a brief statement of their principal occupations during the past five years and, in the case of Directors, their positions with certain international organizations and publicly held companies.


                                                     PRINCIPAL OCCUPATION
    NAME AND          AGE      POSITION WITH        DURING PAST FIVE YEARS
     ADDRESS                   FUND
                               Director and
                               Chairman
                               Director and
                               President
                               Director
                               Director
                               Director
                               Vice President
                               Secretary
                               Treasurer


----------------
*  Interested person of the Fund (as defined in the 1940 Act).


    As of the date of this Prospectus, none of the Directors or officers of the Fund own any shares of Common Stock of the Fund.

    The Fund pays to each of its Directors who is not an officer or employee of the Investment Manager or its affiliates, in addition to certain out-of-pocket expenses, an annual fee of $______ plus $_____ for each meeting of the Board of Directors or a committee of the Board attended in person or by telephone.

    The Fund's Board of Directors has an audit committee that is responsible for reviewing financial and accounting matters. The members of the audit committee are Messrs. ________________________________.

    While the Fund is a Maryland corporation, Messrs. _______________________ are not residents of the United States, and substantially all of their respective assets may be located outside of the United States. As a result, it may be difficult for investors to effect service upon _______________________ within the United States, or to enforce judgments of courts of the United States predicated upon civil liabilities under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in the ROC of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States.

THE INVESTMENT MANAGER

    Kwang Hua Securities Investment & Trust (H.K.) Co., Limited (the "Investment Manager"), serves as the investment manager to the Fund pursuant to the Management Agreement, the terms of which are described below. The Investment Manager's principal address is 1608, Jardine House, One Connaught Place, Central, Hong Kong.

    The Investment Manager is a wholly-owned subsidiary of Kwang Hua Securities Investment & Trust Co., Ltd. (the "Investment Adviser"). The Investment Adviser is the largest and second oldest fund manager in the ROC. The Investment Adviser commenced operations in 1985, and as of October 31, 1995, had approximately NT$34 billion in assets under management. The Investment Adviser has acted as the investment manager of 12 other funds, including The Formosa Fund, a unit trust listed on the London Stock Exchange, and established in 1986.

    The Fund's portfolio will be managed on a day-to-day basis by Adelaine Lee, Manager of the Investment Manager.

INVESTMENT ADVISER

    The Fund and the Investment Manager have entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Investment Adviser to advise the Fund and the Investment Manager. The Investment Adviser will not be responsible for the actual portfolio decisions of the Fund nor have authority to effect transactions on behalf of the Fund. The Investment Adviser's principal address is 11th Floor, No. 76, Tun Hwa S. Road, Sec. 2, 106, Taipei, Taiwan, R.O.C.

TERMS OF THE AGREEMENTS

    As compensation for its services to the Fund, the Investment Manager will receive a monthly fee (the "Management Fee") at the annual rate of
     % of the value of the Fund's average weekly net assets. For services provided under the Advisory Agreement, the Investment Adviser will receive no separate compensation from the Fund. The Management Fee is greater than that paid by most management investment companies, but the Fund believes that it is comparable to fees paid by many U.S. investment companies that invest primarily in the securities of issuers located in a single foreign country. For purposes of these calculations, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

    The Management Agreement obligates the Investment Manager to provide, or arrange for the provision of, investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Investment Manager or any of its affiliates. The Fund pays all other expenses incurred in its operation, including, among other things, taxes; expenses for legal, tax and auditing services; costs of printing proxies, stock certificates, shareholder reports, and prospectuses; listing fees; charges of the custodian, sub-custodians and the transfer agent; U.S. Securities and Exchange Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the weekly calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund.

    Unless earlier terminated as described below, the Management Agreement
and the Advisory Agreement will remain in effect until             , 1997 and
from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contracts or interested persons (as defined in the 1940 Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

    The Fund has been advised that there is doubt as to the enforceability in the courts of the ROC and Hong Kong of judgments against the Investment Manager or the Investment Adviser predicated upon the civil liability provisions of the Federal securities laws of the United States. The Investment Manager and the Investment Adviser are advised by U.S. counsel with respect to the Federal securities laws of the United States.

THE ADMINISTRATOR

    Under an Administration Agreement dated as of the date hereof (the "Administration Agreement"), _______________________ ("___") or the
"Administrator") acts as the Fund's administrator. The services provided by the Administrator under the Administration Agreement are subject to the supervision of the directors and officers of the Fund. The Administrator's address is ____________________________________
____________________________________________________.

    Under the terms of the Administration Agreement, (___________) is responsible for the Fund's relationships with its shareholders, including shareholder inquiries relating to the Fund; is responsible for, arranges and monitors compliance with regulatory requirements and New York Stock Exchange listing requirements; and oversees and monitors the performance of third-party service providers, including, but not limited to, custodians, transfer agents, auditors and printers. The Administrator provides office facilities, equipment and personnel necessary for the proper operation of the Fund, together with clerical and bookkeeping services which are not being furnished by the Fund's Investment Manager, custodians or transfer and dividend-paying agent. The Administrator also arranges for the calculation and publication of the Fund's net asset value in accordance with the Fund's policy as adopted from time to time by the Board of Directors; establishes the Fund's operating expense budgets and processes the payment of actual operating expenses incurred; calculates the amount of dividends and distributions to be declared by the Board of Directors and paid to the Fund's shareholders; provides the Board of Directors with financial analyses and reports necessary for the Board to fulfill its fiduciary responsibilities; maintains and keeps possession of the books and records of the Fund required under the 1940 Act (other than those being maintained by the Fund's Investment Manager, custodians and transfer and dividend-paying agent, as to which ____ oversees such maintenance); arranges for the preparation of the Fund's U.S. federal, state and local income tax returns, as well as financial information for the Fund's proxy statements and semiannual and annual reports to shareholders; and prepares the Fund's reports to the Commission.

    The Fund pays a fee to the Administrator computed weekly and payable monthly, at the annual rate of ____% of the Fund's average weekly net assets.

    The Administrator and the Fund will enter into a Japanese Shareholder Servicing and Administration Agreement with Nomura Investment Trust Management Co., Ltd. ("NITCO") under which NITCO will perform, or arrange for affiliates to perform, subject to the Administrator's supervision, certain administrative functions in Japan, including responding to inquiries from shareholders of the Fund in Japan, supervising and coordinating the translation and filing of reports with the Osaka Securities Exchange and the Ministry of Finance of Japan, supervising and coordinating the translation and distribution of periodic shareholder reports or other information to be disseminated to shareholders in Japan, interacting and coordinating with the Fund's service providers in Japan, including Japanese counsel, and supervision and coordination of proxy solicitation in Japan. For its services and facilities the Administrator will pay NITCO a monthly fee,
payable in arrears in U.S. dollars, at an annual rate of     % of the Fund's
average weekly net assets.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Investment Manager will place orders for securities to be purchased by the Fund. The primary objective of the Investment Manager in choosing brokers for the purchase and sale of securities for the Fund's portfolio will be to obtain the most favorable net results taking into account such factors as price, commission, size of order, difficulty of execution, and the degree of skill required of the broker-dealer. The capability and financial condition of the broker may also be criteria for the choice of that broker. The placing and execution of orders for the Fund also will be subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including the Investment Manager, the Investment Adviser or their affiliates). The Fund may utilize affiliates of the Investment Manager and/or the Investment Adviser in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the Commission when the Investment Manager believes that the charge for the transaction does not exceed usual and customary levels. In addition, the Fund may purchase securities in a placement for which affiliates of the Investment Manager or the Investment Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the Commission or regulatory authorization, if necessary. The Fund will not purchase securities from or sell securities to any affiliate of the Investment Manager or the Investment Adviser acting as principal.

    The Investment Manager on behalf of the Fund may place brokerage transactions through brokers, including affiliates of the Investment Manager, who provide it with investment research services, including market and statistical information and quotations for the Fund's portfolio valuation purposes. The terms "investment research" and "market and statistical information and quotations" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and potential buyers or sellers of securities, as well as the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy, each and all as consistent with those services mentioned in Section 28(e) of the Securities Exchange Act of 1934.

    Research provided to the Investment Manager in advising the Fund will be in addition to and not in lieu of the services required to be performed by such Investment Manager itself, and the Investment Manager's fees will not be reduced as a result of the receipt of such supplemental information. It is the opinion of the management of the Fund that such information is only supplementary to the Investment Manager's own research efforts, since the information must still be analyzed, weighed and reviewed by the Investment Manager's staff. Such information may be useful to the Investment Manager in providing services to clients other than the Fund, and not all such information is necessarily used by the Investment Manager in connection with the Fund. Conversely, information provided to the Investment Manager by brokers and dealers through whom other clients of the Investment Manager effect securities transactions may prove useful to the Investment Manager in providing services to the Fund.

    The Fund's Board of Directors will review at least annually the commissions allocated by the Investment Manager on behalf of the Fund to determine if such allocations were reasonable in relation to the benefits inuring to the Fund.

                         DIVIDENDS AND DISTRIBUTIONS

    The Fund intends to distribute, at least annually, all its net investment income and its net realized capital gains, if any. See "Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to shareholders will be reinvested in Shares of the Fund, if a holder of Shares so elects. Dividends and distributions will be taxable to shareholders under certain circumstances as discussed below, whether they are reinvested in Shares of the Fund or received in cash. Since the investment objective of the Fund is to seek long-term capital appreciation through investment primarily in publicly traded equity securities of ROC companies, current income will not be a primary investment objective of the Fund.

                          DIVIDEND REINVESTMENT PLAN

    Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), if a holder of Shares so elects, all dividend and capital gains distributions will be reinvested by (_________________), as agent for shareholders in administering the Plan (the "Plan Agent"), in additional Shares. Holders of Shares who do not elect to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by (_________________), as dividend disbursing agent. Such shareholders may elect to participate in the Plan by sending written instructions to (_________________), as dividend disbursing agent, at the address set forth below under "Transfer Agent, Dividend Disbursing Agent and Registrar." Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than 10 days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividends and distributions. Shareholders who intend to hold their Shares through a broker or nominee should contact such broker or nominee to confirm that they may elect to participate in the Plan.

    Whenever the Fund declares an income dividend or a capital gains distribution (collectively referred to as "dividends") payable either in Shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The Shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares from the Fund ("newly issued Shares") or (ii) by purchase of outstanding Shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued Shares on behalf of the participant. The number of newly issued Shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per Share on the date the Shares are issued; provided, that the maximum discount from the then current market price per Share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per Share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in Shares acquired on behalf of the participant in open-market purchases.

    In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the Shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Share exceeds the net asset value per Share, the average per Share purchase price paid by the Plan Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend has been paid in newly issued Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued Shares at the close of business on the last purchase date.

    The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation material to participants and vote proxies for Shares held pursuant to the Plan in accordance with the instructions of the participants.

    In the case of shareholders such as banks, brokers or nominees which hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

    There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Shares or in cash. However, each participant will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends.

    The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable (or required to be withheld) on such dividends. See "Taxation".

    Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price of the Shares plus commissions is above their net asset value, participants in the Plan will receive Shares at a lower price than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash distribution they would have received on their Shares. If the market price plus commissions is below net asset value, participants will receive distributions in Shares with a net asset value greater than the value of any cash distribution they would have received on their Shares. However, there may be insufficient Shares available in the market to make distributions in Shares at prices below the net asset value. Also, since the Fund does not redeem its Shares, the price obtained on resale may be more or less than the net asset value. See "Taxation" for a discussion of the taxation of dividends.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

    All correspondence concerning the Plan should be directed to the Plan Agent at (_________________).


                               NET ASSET VALUE

    (________________) will determine the net asset value per share of the Fund no less frequently than the close of business on the Thursday of each week by dividing the value of the net assets of the Fund (the value of its assets less its liabilities) by the total number of shares of Common Stock outstanding. If a Thursday is not a business day, then the net asset value will be determined as of the immediately preceding business day. In valuing the Fund's assets, all listed equity securities for which market quotations are readily available will, regardless of purchase price, be valued at the last sales price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued. Listed securities with no such sales price and unlisted equity securities are valued at the mean between the current bid and asked prices, if any. Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivable. Other securities as to which market quotations are readily available will be valued at their market values. All other securities and assets will be taken at fair value as determined in good faith by the Board of Directors although the actual calculation may be done by others. In instances where price cannot be determined in accordance with the above procedures, or in instances in which the Board of Directors determines it is impractical or inappropriate to determine price in accordance with the above procedures, the price will be at fair value as determined in good faith in a manner as the Board of Directors may prescribe. All of the Fund's assets or liabilities not denominated in U.S. dollars will be initially valued in the currency in which they are denominated and then will be translated into U.S. dollars at the prevailing foreign exchange rate as of the net asset value determination date. The Fund's obligation to pay any local tax on remittances from ROC will become a liability on the date the Fund recognizes income or marks-to-market its assets and will have the effect of reducing the Fund's net asset value.

                                   TAXATION

ROC INCOME TAXES

    The following discussion of ROC tax laws is based on the advice of Lee and Li, ROC legal counsel to the Fund.

    Under the Income Tax Law of the ROC, dividend and interest income received by the Fund from sources within the ROC will be subject to income withholding tax. The rate of withholding tax applicable to interest payments to a non-ROC resident recipient is 20%. The rates of withholding tax applicable to dividend payments to a non-ROC individual and a non-ROC corporate entity are 35% and 25%, respectively. However, the rate of withholding tax applicable to dividend payments to a qualified foreign institutional investor approved by the ROC SEC or a non-resident investor approved by the Investment Commission of the Ministry of Economic Affairs is 20%. Stock dividends are subject to an income tax which is payable on receipt or, in certain cases, on disposal of the stock dividends. Securities received as stock dividends will be treated for the purposes of the capital gains income tax described below in the same way as other securities held. Transactions in securities are not currently subject to any capital gains tax.

    In September 1988, the ROC government announced that, beginning on January 1, 1989, a capital gains tax on gains derived from stock transactions would be reimposed. On January 1, 1990, this capital gains tax was again suspended. The ROC government is currently considering the reimposition of the capital gains tax on securities transactions. This reimposition would be subject to legislative approval, and it cannot be predicted when or whether the legislature will grant such approval. Therefore, there can be no assurance that the capital gains tax will not be reimposed in the future or that the Fund will continue to be exempt from such tax.

    The Fund will not be subject to an entity-level tax on its net income by the ROC.

    Profits on sales of Fund shares effected by non-resident foreigners wholly outside the ROC will not be subject to ROC income tax.

    Securities Transaction Tax. In general, on any sale of bonds, stocks, debentures and certain other securities, a securities transaction tax is payable by the seller at the rate of 0.3% of the transaction price for stocks and 0.1% of the transaction price for bonds and LBCs. Sales of securities effected outside the ROC will not be subject to the securities transaction tax.

UNITED STATES INCOME TAXES

    General. The Fund intends to qualify for and to elect the tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Generally, to so qualify, at least 90% of the Fund's gross income must consist of income and gain from passive investments, less than 30% of its gross income can be derived from the disposition of investment assets held for less than three months, and the Fund's assets must meet certain diversification requirements.

    More specifically, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities,
(ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies), and (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities); and (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, the following two conditions are met: (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in similar or related businesses. The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities may be excluded from the income that qualifies for purposes of the 90% of gross income requirement described above.

    As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its income and gains that it distributes to its shareholders in any taxable year in which it distributes at least 90% of its investment company taxable income (which includes the Fund's investment income, other than net capital gains). The Fund intends to distribute at least annually to its shareholders all of its investment company taxable income and net capital gains. However, the Fund is permitted under the Code to retain for investment its net capital gains (which consist of the excess of net long-term capital gains over net short-term capital losses), but will be subject to tax, currently at 35%, on the amount retained. In this event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders who, (a) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent that their credits exceed their liabilities. Foreign shareholders (as defined below) who are not subject to U.S. federal income tax on net capital gains can obtain a refund of their proportionate shares of the tax paid by the Fund by filing a U.S. federal income tax return. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to a portion, currently 65%, of the amount of undistributed capital gains included in the shareholder's gross income.

    The Code requires a RIC to pay a nondeductible 4% excise tax if the RIC does not distribute, during each calendar year, at least 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. For these purposes, any income or gain on which the RIC has paid a corporate level income tax is treated as having been distributed during the year with respect to which the tax was paid. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

    Foreign Currencies, Forward Contracts, Options and Futures Contracts. Transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, and whether capital gains and losses are long-term or short-term capital gains and losses), accelerate recognition of income to the Fund and defer Fund losses. Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or other receivables (including dividends) or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, or between the date of acquisition of certain securities denominated in a foreign currency and the date of disposition are treated as gains or losses from transactions in foreign currencies for these purposes. In the event the Fund engages in transactions of these types, these rules could affect the character, amount and timing of distributions to shareholders. These provisions also (a) require the Fund to mark to market at prescribed intervals certain positions in its portfolio (i.e., treat them as if they had been sold at fair market value), and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make such tax elections as Fund management deems appropriate, and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and to prevent the Fund from failing to satisfy the requirements for treatment as a RIC.

    Taxation of Investments in Passive Foreign Investment Companies. The Fund may invest up to 10% of its total assets in securities of investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. federal income tax purposes. The Fund may be subject to U.S. federal income tax at ordinary income rates, and to an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. Distributions by a PFIC that would be included in the Fund's excess distributions are the distributions paid to the Fund during any taxable year that exceed 125% of the average amount received by the Fund in respect of the PFIC shares during the three preceding taxable years (or during the period the Fund held the shares, if shorter). The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under proposed regulations which, when finalized, are expected to apply retroactively, the Fund may elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it makes this election, the Fund will recognize as ordinary income any increase in the value of such shares. Unrealized losses, however, will not be recognized. By making the mark-to-market election, the Fund can avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock.

    Foreign Withholding Taxes. As indicated under "ROC Income Taxes" above, the Fund will be subject to ROC withholding taxes on interest and dividends paid by an ROC corporation. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of ROC and other foreign corporations, the Fund will be eligible, and intends, to file an election with the IRS pursuant to which the shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States federal income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States federal income taxes. The amount of foreign withholding taxes for which a shareholder can claim a United States foreign tax credit in any year is subject to limitations set forth in the Code. A foreign shareholder (as defined below) may be subject to the U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against any U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

    Distributions. Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from the Fund's net realized long-term capital gains, including long-term gains from certain transactions in futures or options ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares.

Any loss on a sale or exchange of Fund shares that have been held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares.

    Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Shareholders participating in the Dividend Reinvestment Plan will be treated by the Fund for tax reporting purposes as receiving a distribution equal to the cash distribution they could have received instead of shares. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends made during the preceding fiscal year. Distributions by the Fund, whether from ordinary income or capital gains, in most instances, will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the RIC and received by its shareholders on December 31 of the year in which it was declared. Distributions in excess of the Fund's investment company taxable income and net capital gains will reduce each shareholder's basis in his or her shares. If the basis of a shareholder who holds shares as capital assets is reduced to zero, additional distributions will constitute capital gains to such shareholder.

    Investors considering purchasing shares just prior to a dividend payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution (so that the distribution will, in effect, represent a return of the purchase price), those who purchase just prior to the record date for the distribution may receive a dividend which will be taxable to them.

    Sales of Shares. Any gain or loss realized upon the sale or exchange of shares of the Fund by a shareholder who holds the shares as capital assets will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Any loss realized by a shareholder upon a sale of shares in the Fund that have been held by the shareholder for six months or less will be treated as a long-term capital loss, however, to the extent of any capital gain dividends received by the shareholder with respect to such shares. Additionally, any loss realized on the sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan will constitute a replacement if made within the period. If disallowed, the loss will be reflected in an adjustment to the basis of the acquired shares.

    Backup Withholding. Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on "reportable" payments, generally including redemption or sale proceeds received through a broker, ordinary income dividends and capital gain dividends ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Corporate shareholders and certain other shareholders are exempt from such backup withholding. Any amounts withheld under the backup withholding provisions may be credited against a shareholder's U.S. federal income tax liability.

    Taxation of Foreign Shareholders. Dividends of investment company taxable income to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at a rate of 30% (or lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Foreign shareholders may also be subject to U.S. withholding at a rate of 30% (or a lower treaty rate) on income resulting from the Fund's election to treat any foreign income taxes paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to such taxes. Capital gain dividends to a foreign shareholder and gain realized by a foreign shareholder upon a sale or redemption of shares of the Fund generally will not be subject to U.S. tax unless the dividends or gains, as the case may be, are effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. (With limited exceptions, individuals present in the United States for 183 days or more will be taxed as residents of the United States, rather than as foreign shareholders.) A determination by the Fund not to distribute long-term capital gains may reduce a foreign shareholder's overall return from an investment in the Fund, since the Fund will incur a United States federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for distribution. However, if the Fund designates the retained amounts as undistributed capital gains, as discussed above in "United States Income Taxes--General," foreign shareholders who are not subject to U.S. federal income tax on net capital gains can obtain a refund of their proportionate shares of the tax paid by the Fund by filing a U.S. federal income tax return. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. federal income tax at the rate of 31% unless Internal Revenue Service ("IRS") Form W-8 is provided. See "Backup Withholding" above. Transfer by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will be includible in his gross estate for U.S. federal estate tax purposes.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

    Federal, State and Local Taxes. The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

    Ordinary income and capital gain dividends may also be subject to state and local taxes.

    THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OF PARTICIPATION IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.


                         DESCRIPTION OF COMMON STOCK

    The Fund is authorized to issue 100,000,000 shares of capital stock, par value $0.10 per share, all of which shares have been classified as Common Stock.

    Shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the nets assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shareholders are entitled to one vote for each Share held.

    The Fund will send reports at least semi-annually to all of its shareholders. The reports will include financial statements and, at least annually, a report of the independent accountants of the Fund.

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION

    The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office (with or without cause) by vote of the holders of at least 662/3% of the Shares entitled to be voted in an election to fill that directorship.

    As permitted by the Maryland General Corporation Law ("MGCL"), the Fund has elected to be subject to the provisions of Section 3-602 of the MGCL which deals with certain "business combinations" with "interested stockholders." An "interested stockholder" is defined, in essence, as any person owning beneficially, directly or indirectly, 10% or more of the outstanding voting stock of a Maryland corporation. A "business combination" is defined to include, among other things, any merger or similar transaction subject to a statutory vote and additional transactions involving transfers of assets or securities in specified amounts to interested stockholders or their affiliates. Unless an exemption to Section 3-602 applies, the Fund may not engage in any business combination with an interested stockholder for a period of five years after the interested stockholder became an interested stockholder, and thereafter may not engage in a business combination unless it is recommended by the Board of Directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by the holders of all outstanding voting stock of the Fund, and (ii) 662/3% of the votes entitled to be case by all holders of outstanding shares of voting stock other than voting stock held by the interested stockholder.

    In addition, the Articles of Incorporation require the favorable vote of the holders of at least 662/3% of the outstanding Shares, then entitled to be voted, to approve, adopt or authorize the following:

        (i) a merger or consolidation or statutory share exchange of the Fund with any other corporation,

        (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities),

        (iii)    a liquidation or dissolution of the Fund, or

        (iv) conversion of the Fund from a closed-end to an open-end investment company,

unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of the outstanding Shares is required.

    The affirmative vote of 662/3% or more of the outstanding Shares then entitled to vote is required to amend any or all of the foregoing provisions and certain other provisions contained in the Articles of Incorporation.

    The Board of Directors has determined that the super-majority voting requirements described above, which are greater than the minimum requirement under Maryland law or the 1940 Act, are generally in the best interests of shareholders. Reference should be made to the Articles of Incorporation on file with the U.S. Securities and Exchange Commission as an exhibit to the Registration Statement of which this Prospectus forms a part for the full text of these provisions.

    The provisions of the Articles of Incorporation described above and the Fund's right to repurchase Shares could have the effect of depriving shareholders of the opportunity to sell their Shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by another entity or person.

REPURCHASE OF SHARES

    Shares of closed-end investment companies frequently trade at a discount from net asset value. In recognition of the possibility that the Fund's shares of Common Stock may trade at a discount, the Fund may, from time to time, take action to attempt to reduce or eliminate a market value discount from net asset value, either by repurchasing Fund shares in the open market when it can do so at prices below the current net asset value per share, or by making a tender offer for shares of the Fund. There is no assurance that the Directors of the Fund will approve such repurchases and/or tender offers.

    There can be no assurance that repurchasing or tendering for shares of the Fund will result in the shares trading at a price equal to their net asset value. The Fund anticipates that the market price of its shares will vary from net asset value from time to time. The market price of the Fund's shares will, among other things, be determined by the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's dividends and yield, and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives.

                                 UNDERWRITING

    The U.S. Underwriters named below (the "U.S. Underwriters"), acting through Nomura Securities International, Inc. as their representative (the "U.S. Representative"), have severally agreed, subject to the terms and conditions of an underwriting agreement (the "U.S. Underwriting Agreement"), to purchase from the Fund the number of U.S. Shares set forth below opposite their respective names. The U.S. Underwriters are committed to purchase all of such U.S. Shares if any are purchased.


                                                                 Number of
U.S. Underwriters                                               U.S. Shares
Nomura Securities International, Inc. . . . . . . . . . . . .

                                                                 _________
    Total   . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                 ==========



    The Fund, the Investment Manager and the Investment Adviser have also entered into an underwriting agreement (the "International Underwriting Agreement") for the purchase of the International Shares by the International Underwriters. The International Underwriters named below (the "International Underwriters") have severally agreed, subject to the terms and conditions of the International Underwriting Agreement, to purchase from the Fund the number of International Shares set forth below opposite their respective names. The International Underwriters are committed to purchase all of such International Shares if any are purchased.

                                                                 Number of
                                                               International
International Underwriters                                        Shares
Nomura International (Hong Kong) Ltd. . . . . . . . . . . . .
                                                                 _________
    Total   . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                 ==========


    The Fund, the Investment Manager and the Investment Adviser have also entered into an underwriting agreement (the "Japanese Underwriting Agreement", and together with the U.S. Underwriting Agreement and the International Underwriting Agreement, the "Underwriting Agreements") for the purchase of the Japanese

Shares by the Japanese Underwriters (the "Japanese Underwriters"). The Japanese Underwriters, acting through The Nomura Securities Co., Ltd. as their representative (the "Japanese Representative"), have jointly and severally agreed, subject to the terms and conditions set forth in the Japanese Underwriting Agreement, to purchase an aggregate of Japanese Shares. The Japanese Underwriters are committed to purchase all of such Japanese Shares if any are purchased.

    The U.S. Underwriters, the Japanese Underwriters and the International Underwriters have entered into an agreement (the "Intersyndicate Agreement") providing for the coordination of their activities under the direction of Nomura Securities International, Inc., acting on behalf of the U.S. Underwriters, the Japanese Underwriters and the International Underwriters. Pursuant to the Intersyndicate Agreement, the U.S. Underwriters and the International Underwriters will not offer to sell or sell U.S. Shares or International Shares in Japan, the Japanese Underwriters will not offer to sell or sell Japanese Shares to anyone outside of Japan, and the International Underwriters will sell International Shares outside the United States, Canada and Japan. The foregoing limitations do not apply to stabilization transactions or to certain other transactions specified in the Intersyndicate Agreement. Pursuant to the Intersyndicate Agreement, sales may be made among any of the International Underwriters, the Japanese Underwriters and the U.S. Underwriters of such number of Shares as may be mutually agreed. The per Share price of any Shares so sold shall be the initial public offering price less an amount not greater than the per Share amount of the concession to dealers.

    The U.S. Representative, the Japanese Underwriters and the International Underwriters have advised the Fund that the U.S. Underwriters, the Japanese Underwriters and the International Underwriters propose initially to offer Shares to the public at the public offering price set forth on the cover page of this Prospectus, except that the price will be reduced to $_____ per Share for purchases in single transactions (as defined below) of between _____ and _____ Shares and to $_____ per Share for purchases in single transactions of
_____ or more Shares. In addition, the U.S. Representative and the International Underwriters have advised the Fund that the U.S. Underwriters and the International Underwriters propose to offer Shares to certain dealers
at such price less a concession not in excess of $        per Share ($_____
per Share for purchases in single transactions of between _____ and _____ Shares and $_____ for purchases in single transactions of _____ or more Shares), and that such Underwriters may allow, and such dealers may reallow,
concessions not in excess of $            per Share to certain other dealers.
The maximum sales load is equal to       % of the initial public offering
price. After the initial public offering, the public offering price, concession and reallowance may be changed. Purchasers who agree to purchase Shares at a reduced public offering price will be restricted from selling, assigning or otherwise transferring or contracting to transfer these Shares for a period of 90 days after the closing of the Offerings. The certificates evidencing Shares purchased at a reduced price will contain a legend stating the transfer restriction. Investors purchasing Shares from the U.S. Underwriters in the initial public offering must pay for such Shares on or
before                     , 1996.  The Investment Manager also has agreed to
pay Nomura Securities International, Inc., The Nomura Securities Co., Ltd. and Nomura International (Hong Kong) Limited a fee for acting as lead managing underwriters of the United States, Japan and International Offerings, respectively, in an amount equal to .25% of the value of the Shares sold by such firms.

    The term "single transaction," as used in this Prospectus, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his parents, spouse, siblings and children purchasing Shares for his or their own account and to single transactions by a trustee, money manager, or other fiduciary purchasing Shares for one or more trust estates, one or more fiduciary accounts and/or his own account. The term "single transaction" also includes purchases by any "company," as that term is defined in the 1940 Act, its directors, senior executive officers and controlling shareholders; provided, however, that it does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of Shares or shares of other registered investment companies at a discount; and provided further, that it does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company or non-investment advisory customers of a bank.

    Prior to the offering, there has been no public market for the Shares of Common Stock. The Fund will apply to list its Shares on the New York Stock Exchange and the Osaka Securities Exchange. In order to meet one of the requirements for listing of the Shares on the New York Stock Exchange, the U.S. Underwriters will undertake to sell lots of 100 or more Shares to a minimum of 2,000 beneficial owners. In order to meet one of the requirements for listing of the Shares on the Osaka Securities Exchange, the Japanese Underwriter will undertake to sell Shares to a minimum of 600 investors in Japan.

    The U.S. Underwriters and the International Underwriters have been granted options, expiring 45 days from the date of this Prospectus, by the Fund to purchase up to an aggregate of 50,000 additional Shares at the same
price per Share as the initial            Shares to be purchased by the
Underwriters, solely to cover over-allotments. In the event the U.S. Underwriters and the International Underwriters exercise their options, each U.S. Underwriter and International Underwriter will have a firm commitment, subject to certain conditions, to purchase the number of additional Shares proportionate to its initial commitment.

    The U.S. Underwriters and the International Underwriters may take certain actions to discourage short-term trading of Shares during a period of time following the initial offering date. Included in these actions is the withholding of the concession to dealers in connection with Shares which were sold by such dealers and which are repurchased for the account of the U.S. Underwriters or International Underwriters during such period. In addition, physical delivery of certificates representing Shares is required for a certain period to transfer ownership of Shares.

    The Fund, the Investment Manager and the Investment Adviser have agreed to indemnify the U.S. Underwriters, the Japanese Underwriters and the International Underwriters against, or contribute to, losses arising out of certain liabilities, including liabilities under the U.S. Securities Act of
1933, as amended.  The Fund has agreed to pay $                  in the
aggregate to the U.S. Underwriters, the Japanese Underwriters and the International Underwriters in partial reimbursements of certain of their costs and expenses.

    The International Underwriters have agreed that (i) they have not offered or sold, and prior to the date six months after the date of issue of the Shares they will not offer or sell, directly or indirectly, any Shares offered hereby to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regualtions 1995, (ii) they have complied and will comply with all applicable provisions of the Financial Services Act of 1986 with respect to anything done by them in relation to the Shares in, from, or otherwise involving the United Kingdom, and (iii) they have only issued and passed on and will only issue or pass on to any person in the United Kingdom any document received by them in connection with the issuance of Shares if that person falls within Article 11(3) of the Financial Services Act of 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom such document may otherwise lawfully be issued or passed on.

    Each International Underwriter has represented and agreed that (i) it has not offered or sold and will not offer or sell in Hong Kong, by means of any document, any Common Stock other than to persons whose ordinary business it is to buy or sell shares, whether as principal or agent, or in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32) of Hong Kong, and (ii) it has not issued and will not issue any invitation or advertisement relating to the Common Stock in Hong Kong (except if permitted to do so under the Securities laws of Hong Kong) other than with respect to Common Stock intended to be disposed of to persons outside Hong Kong or to be disposed of in Hong Kong only to persons whose business involves the acquisition, disposal, or holding, of securities, whether as principal or as agent.

    Purchasers of the Shares offered hereby may be required to pay stamp taxes and other charges in accordance with the laws and practices of the country of purchase, in addition to the offering price set forth on the cover page hereof.

    The Fund anticipates that certain of the U.S. Underwriters, the Japanese Underwriters or the International Underwriters may from time to time act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.


           TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

    _______________________________________________________ (the "Transfer
Agent") will act as the Fund's transfer paying agent, dividend disbursing agent and the registrar for the Fund's Common Stock. The principal business address of the Transfer Agent is
___________________________________________________.



                                  CUSTODIAN

    _______________________________ (the "Custodian"), has been retained to act as Custodian of the Fund's assets. The Custodian may employ sub-custodians outside of the United States approved by the Board of Directors in accordance with regulations under the 1940 Act.


                                   EXPERTS

    The statement of assets and liabilities of the Fund has been included in this Prospectus in reliance upon the report of ____________________, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                                LEGAL MATTERS

    The validity of the Shares offered hereby will be passed on for the Fund by Brown & Wood, New York, New York and by its special Maryland counsel, ____________________________________. Certain legal matters will be passed upon for the Underwriters by Fulbright & Jaworski L.L.P., New York, New York. Certain matters concerning ROC law will be passed upon for the Fund by Lee and Li, Taipei, Taiwan, ROC. Certain Japanese legal matters will be passed upon for the Fund by Shimazaki International Law Office, Tokyo, Japan, and for the Japanese Underwriter by Tomotsune Kimura & Mitomi, Tokyo, Japan.

    It is likely that foreign persons, such as the Investment Manager, the Investment Adviser and sub-custodians of the Fund, will not have assets in the United States that could be attached in connection with any U.S. action, suit or proceeding.

    The books and records of the Fund required under U.S. law will be maintained at the Fund's principal office in the United States and will be subject to inspection by the Commission.


                              OFFICIAL DOCUMENTS

    All of the documents, except ROC company annual reports, referred to herein as the source of statistical information are public official documents of the ROC, its ministries, the Central Bank or the TSE.


                            ADDITIONAL INFORMATION

    The Fund has filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the Shares offered hereby. Further information concerning the Shares and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Stockholder and Board of Directors of The New Formosa Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of The New Formosa Fund, Inc. (the "Fund") at _____________, 1996, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

________________________
New York, New York
______________, 1996

                          THE NEW FORMOSA FUND, INC.

                     STATEMENT OF ASSETS AND LIABILITIES
                          ___________________, 1996

                                    ASSETS

Assets:
    Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $
    Deferred organizational expenses (Note 1)   . . . . . . . . .
                                                                    -----

        Total Assets  . . . . . . . . . . . . . . . . . . . . . .    $
                                                                    =====

                     LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
    Organizational expenses payable   . . . . . . . . . . . . . .    $
                                                                    ------

        Total Liabilities   . . . . . . . . . . . . . . . . . . .    $
                                                                    ------

Commitments and Contingencies (Notes 1 and 2) . . . . . . . . .
                                                                    -------

Net Assets:
    Common Stock, $.01 par value, authorized 100,000,000 shares;
        shares issued and outstanding   . . . . . . . . . . .
    Paid-in Surplus   . . . . . . . . . . . . . . . . . . . . .
                                                                    -------

Net Assets  . . . . . . . . . . . . . . . . . . . . . . . . . .     $
                                                                    =======
Net Asset Value per share . . . . . . . . . . . . . . . . . . .     $
                                                                    =======
NOTE 1.  ORGANIZATION:

    The New Formosa Fund, Inc. (the "Fund") was organized in Maryland on November 13, 1995. The Fund is registered under the Investment Company Act of 1940 as a closed-end investment company. The Fund has had no operations other than the issuance of _____ shares of its common stock on ______________, 1996 to ____________________________. Organizational costs estimated at $____________ will be deferred and amortized on a straight-line basis over a 5 year period from the date the Fund commences operations. Offering costs estimated at $_________ will be paid from the proceeds of the offering and will be charged to capital upon the receipt of such proceeds by the Fund.

NOTE 2.  AGREEMENTS WITH AFFILIATES:

    Pursuant to the Management Agreement, Kwang Hua Securities Investment & Trust Co. (H.K.), Ltd. will receive a fee, computed weekly and payable monthly, at an annual rate of ____% of the Fund's average weekly net assets. For its services under the Advisory Agreement, the Investment Adviser will receive no separate compensation from the Fund.

                                                                   APPENDIX A

                            THE REPUBLIC OF CHINA

    THE INFORMATION SET FORTH IN THIS APPENDIX HAS BEEN EXTRACTED FROM VARIOUS GOVERNMENTAL AND PRIVATE PUBLICATIONS. THE FUND AND ITS BOARD OF DIRECTORS MAKE NO REPRESENTATION AS TO THE ACCURACY OF THE INFORMATION, NOR HAS THE FUND OR ITS BOARD OF DIRECTORS ATTEMPTED TO VERIFY IT.

                             GENERAL INFORMATION

LOCATION, AREA AND POPULATION

    Taiwan is located approximately 90 miles east of the Chinese mainland, 650 miles south of Japan, 340 miles northeast of Hong Kong and 200 miles north of the Philippines. Owing to its geographical position, Taiwan plays a significant role in trade, transportation and tourism in East Asia.

    The island is 240 miles in length and 80 miles in width. In addition to the island of Taiwan, there are over 77 offshore islands currently under the effective control of the Republic of China (the "ROC"). The total area of the ROC is approximately 13,900 square miles, which is approximately the same as that of the Netherlands.

    Taiwan's total population as of March 31, 1995 was estimated at 21 million. The literacy rate is approximately 94%. The bulk of the population is composed of Chinese descendants from early migrants from the mainland and mainland Chinese who migrated from the mainland in 1949 and their descendants. Chinese persons make up approximately 98% of the population, with the remaining 2% of the population consisting primarily of aboriginal natives of the island. Population density is among the highest in the world with an average of approximately 1,498 people per square mile. The largest cities are Taipei, in the north, with over 2.7 million people, and Kaohsiung, in the south, with over 1.4 million people. Mandarin is the official language, while Fukien and Hakka dialects are also widely spoken. The adult literacy rate is estimated at over 90%.

POLITICAL HISTORY

    The ROC was established in 1912 by Dr. Sun Yat-Sen and his Kuomintang (Nationalist Party) (the "KMT") on mainland China after the overthrow of the Ching Dynasty in 1911. The ROC government remained on the mainland until December 1949 when General Chiang Kai-Shek, who was elected president of the Republic by the National Assembly in 1948, moved the seat to Taipei. Since that time, the ROC has continued to maintain that it is the sole legitimate government of all of China (i.e., Taiwan and all of mainland China and Mongolia). The People's Republic of China (the "PRC") also asserts sovereignty over all of China, including Taiwan.

    Upon President Chiang Kai-Shek's death in 1975, his son, then Premier Chiang Ching-Kuo, assumed leadership and was subsequently elected President in 1978 by the National Assembly. President Chiang Ching-Kuo died on January 13, 1988 at the age of 79, during his second six-year term of office. The then Vice President, Lee Teng-Hui, age 65, was sworn in as President on the same day. President Lee was subsequently elected Chairman of the KMT in July 1988. He is the first native-born Taiwanese to hold either the office of President or Chairman of the KMT. President Lee was reelected in March 1990 for a six-year term of office. A national election of president will be held by the end of March 1996 for a term of four years.

    The ruling KMT has been increasing the pace of political liberalization in the ROC, in accordance with a ten-year political liberalization program introduced by the late president in 1986. The program provides, among other things, for the gradual increase in the number of generally elected parliamentary seats and the recognition of opposition political parties.

    On December 2, 1989, in the first parliamentary election held since the lifting of martial law in 1987, the three-year-old opposition Democratic Progressive Party ("DPP") won 31% of the popular vote, increasing the number of its seats in the Legislative Yuan from 12 to 21. The increase in the number of seats controlled by the DPP after the 1989 election is significant because, although the number represented only about 13% of the total seats in the Legislative Yuan, it marked the first time since 1949 that an opposition party held the minimum number of seats required to introduce legislation.

    In April of 1991, the National Assembly approved a series of constitutional reforms establishing a legal basis for general parliamentary elections; providing the president with emergency powers to deal with crises; and establishing "sunset clauses" requiring the dissolution of the National Security Council, National Security Bureau, and Central Personnel Administration, which have since been dissolved.

    On December 21, 1991, elections were held for the National Assembly. These were the first full elections in the ROC in over four decades. The KMT prevailed in this election, winning 71 % of the popular vote, while the DPP garnered 24% of the popular vote. Of the 325 National Assembly candidates elected, 254 were members of the KMT, 66 were DPP, and five were independent. After these elections, the KMT (including those independent candidates allied to it) controlled 79% of the votes in the assembly.

    In the most recent parliamentary elections, held on December 19, 1992, the DPP made significant gains. DPP candidates received more than 31% of total votes cast. The DPP's larger presence in the legislature has resulted in the party's wielding a greater influence in formulating government policies.

    On November 27, 1993, nationwide elections were held for county chiefs and city mayors. The elections resulted in the KMT securing 15 seats, one more than it previously held, and the DPP retaining six seats, one less than it previously held.

FOREIGN RELATIONS

    The ROC maintains formal diplomatic relations with 29 countries and the Vatican. In addition, it has active trade and financial relations with most major economic powers and maintains trade missions in locations around the world. Taiwan remains a member of the Asian Development Bank, but is not a member of the United Nations and various other international organizations. The ROC government has applied to rejoin the General Agreement on Tariffs and Trade ("GATT"), from which it withdrew in 1950. In September 1992, in accordance with a GATT resolution to establish a committee to examine the ROC's application for readmission, the ROC was permitted to become a GATT observer during the examination. It is expected that Taiwan will seek membership in the World Trade Organization later this year. The ROC joined the Asia-Pacific Economic Cooperation group ("APEC") in November 1991, together with Hong Kong and the PRC.

    Although the U.S. government terminated diplomatic relations with the ROC at the close of 1978, the U.S. Congress passed the Taiwan Relations Act in 1979 to establish a new framework for U.S./ROC relations. The Act declared it to be U.S. policy to preserve and promote close commercial, cultural and other relations between the people of the United States and the people of the ROC. In addition, the Act established the American Institute in the ROC to assume most of the functions previously performed by the embassy and consulates. The Institute established an office in Taipei and a branch office in Kaohsiung. Its counterpart organization on the ROC side, the Taipei Economic and Cultural Office (formerly the Coordination Council for North American Affairs), was established in February 1979, with offices in Washington, D.C. and other major U.S. cities.

    The Act also provided that the United States would make available defense articles and defense services in such quantity as necessary to enable the ROC to maintain a sufficient self-defense capability. Although the Mutual Defense Treaty with the United States was terminated in January 1980 and American military personnel were withdrawn, U.S. sales of military equipment to the ROC continue. For example, in October of 1992, the United States agreed to sell to the ROC 150 F-16A/B fighter jets. The Act requires the President and Congress periodically to determine the nature and quantity of defense articles and services based on their judgment of the needs of the ROC. Under the Act, the President is also required to inform Congress of any threat to the ROC's security or its social or economic system, and the President and Congress are required to determine appropriate U.S. action in response to any such threat.

    The Act approved the continuation of all non-military treaties and international agreements in effect on December 31, 1978 between the United States and the ROC. Specifically, the Act provides that, in spite of the absence of diplomatic relations, U.S. laws with respect to the ROC will continue to be applied in the same manner that such laws were applied prior to January 1, 1979; that the ROC should continue to be treated as a foreign state or government for the purposes of U.S. law; and that contractual and property rights acquired by, or with respect to, the ROC should not be affected by withdrawal of formal diplomatic recognition.

    Trade relations between the United States and the ROC have not been adversely impacted by the change in diplomatic status. The United States remains one of the ROC's largest trading partners and the U.S. and the ROC continue to conduct periodic talks on trade relations.

RELATIONS WITH THE P.R.C.

    Relations between the P.R.C. and the ROC over the past several years have been characterized by a gradual relaxation of barriers to business relations, trade and investment. The announced policy of the P.R.C. towards Taiwan is one of peaceful reunification of China, but only under the aegis of the P.R.C. Mainland Chinese authorities have consistently refused to renounce the possibility that they may at some point use force to seek control over Taiwan, particularly if Taiwan should take any concrete steps towards political independence or if the political and social situation in Taiwan should become destabilized. P.R.C. authorities have also consistently expressed grave concern about the possibility of Taiwan's declaration of independence from China as a whole or its development of nuclear weapons, and have indicated that neither action would be tolerated. The ROC government has repeatedly stated that is policy is not to seek independence or develop nuclear weapons. Relations between the ROC and the P.R.C. have recently been strained as a result of the P.R.C.'s objection to the private visit by ROC President Lee Teng-Hui to the United States in June 1995, the P.R.C.'s conduct of military exercise in the waters north of Taiwan and certain other matters.

GOVERNMENT ORGANIZATION

    The ROC government is characterized by a strong executive branch which is broadly involved in the formulation and implementation of economic policy. The government is organized into five branches or "Yuans:" the Executive Yuan, the Legislative Yuan, the Judicial Yuan, the Examination Yuan and the Control Yuan. In addition, there is an elected body known as the National Assembly whose functions are limited in practice to the election and removal of the President and Vice President, the determination of the sphere of state territory and the amendment of the constitution. Statutory procedures do exist, however, by which the National Assembly could share legislative power by stipulating legislative directions or principles, or by abrogating existing enactments, but these procedures have never been exercised.

    The  executive   branch  is  headed  by   the  President,  who   is  also
commander-in-chief of the armed forces and is partially entrusted with the exercise of emergency powers, and by the Premier, who heads the Executive Yuan, or cabinet. The President and Vice President are elected by the National Assembly to six-year terms. Beginning in 1996, the President and Vice President will be elected by the populace rather than by the National Assembly, for a four-year term. The President, in turn, appoints the Premier with the consent of the majority of the Legislative Yuan (the sitting legislative body) and also appoints the Deputy Premier and cabinet ministers on the recommendation of the Premier. While the Executive Yuan is by constitutional provision responsible to the Legislative Yuan, legislation is generally initiated by the executive branch. In certain circumstances, the Executive Yuan may, with the President's approval, send a bill back to the Legislative Yuan for reconsideration and revision, in which case the bill may be reaffirmed only by the two-thirds vote of the Legislative Yuan. Laws become effective only when promulgated by the President with the endorsement of the Premier and, in certain circumstances, that of a cabinet minister.

    Under the National Mobilization Law of 1942, the government may exercise extensive emergency powers, including the power to assume administration of financial institutions and financial resources. The National Security Law, which was promulgated in 1987, replaced the state of martial law which had been in effect since 1934. In May 1991 the President of the ROC declared an end to certain emergency measures with regard to the PRC which had been instituted by the ROC government prior to the government's removal to Taiwan. The termination of these measures reflects the ROC's desire to ease political tensions with the PRC and improve the bilateral relationship.

    The Executive Yuan is composed of eight ministries--finance, economic affairs, interior, national defense, foreign affairs, education, justice and communications and several related councils. Responsibility for economic affairs and development is shared among the Ministry of Finance, the Ministry of Economic Affairs and the Council for Economic Planning and Development. In 1987, a committee was formed to consider the reorganization of the Executive Yuan. Subsequently, the Executive Yuan was restructured to include commissions for health and welfare, labor, culture and agriculture.

    The Legislative Yuan is the ROC's sitting legislative body and is responsible for the enactment of all national laws. The judicial system is administered by the Judicial Yuan, with judicial review powers vested in the Council of Grand Justices. The Control Yuan is responsible for auditing of government accounts and investigating and impeaching government officials. The Examination Yuan is empowered to examine and select governmental officials and establish pay scales and other terms of employment for the civil service.

    In 1991, approximately 50% of Legislative Yuan seats and 88% of National Assembly seats were held by persons who were elected in mainland China before the ROC government's removal to Taiwan (or by those persons' replacements). The remaining seats were filled by direct elections held every three years in the case of the Legislative Yuan and every six years in the case of the National Assembly. One of President Lee's first achievements was to launch a reform to retire legislators who were elected on the mainland. In connection therewith, the Legislative Yuan enacted a statute in January 1989 that provides for the retirement of such members with a government pension.

    On December 21, 1991 elections for the ROC's National Assembly were held for the first time in over 40 years. The elections were designed, in part, to replace aging members of the National Assembly elected on mainland China. Under the ROC's constitution, the National Assembly elects the President and has the power to amend the constitution. The KMT prevailed in this election, winning 71% of the popular vote, while the DPP garnered 24% of the popular vote. Of the 325 National Assembly candidates elected, 254 were members of the KMT, 66 were DPP, and five were independent. After these elections, the KMT (including those independent candidates allied to it) controlled 79% of the votes in the assembly.

    In addition to the ROC central government, a separate provincial government exercises strictly local government functions. The Taiwan Provincial Government Council, the highest policymaking body, consists of 22 members selected by the Executive Yuan and appointed by order of the President. The Taiwan Provincial Government Council is chaired ex officio by the Provincial Governor, who is appointed by the President. The Provincial Government also includes a Provincial Assembly, the provincial legislative body. All members of the Provincial Assembly, city and county magistrates, mayors (except the mayors of Taipei and Kaohsiung), chiefs of urban districts, rural townships and villages are elected by direct popular vote. On December 3, 1994, the first gubernatorial election and Taipei and Kaohsiung mayoral elections were held.

POLITICAL PARTIES

    The KMT is the dominant political party and as of March 31, 1995 controlled approximately 77% of the 314 seats in the National Assembly and approximately 59% of the 153 seats in the Legislative Yuan.

    Prior to 1989, the KMT and two other political parties formed before 1940 were the only legally recognized political parties. During the 1980s, however, political independents emerged and began to field candidates for election to national, provincial and local bodies. In September 1986 a number of independents came together and formed a new party, the DPP. The DPP advocates, among other things, a more open, democratic political system whereby the Chinese would achieve proportionate representation in government, and self-determination with respect to the ROC's future relationship with China. The government tolerated the activities of the DPP, though it was technically an illegal organization under a state of martial law, which existed from 1949 to 1987. The DPP subsequently gained legal recognition in January 1989 under a new law which legalized opposition political parties whose platforms accorded with the ROC constitution.

    In August of 1993, a group of disaffected members of the KMT formed a political party called the Chinese New Party. According to party members, the Chinese New Party seeks to have direct talks with the PRC, to return Taiwan to full membership in the international community, and to cooperate with the PRC and overseas Chinese communities to build a "Greater Chinese Economic Bloc" based on mutual economic interests.

    Opposition to the government, which, since 1949 has been relatively muted, has, since the lifting of martial law, become more active. For instance, peaceful public demonstrations, formerly rare, have become more common.


                         RECENT ECONOMIC DEVELOPMENTS

    Although the ROC's exports continue to grow (increasing 9.36% in 1993 to US$93 billion) and the country continues to enjoy a cumulative trade surplus (US$7.7 billion in 1993), domestic demand has become an increasingly important force in driving growth in the ROC's economy. During 1993, the ROC gross national product ("GNP") grew at a real rate of approximately 6.32%. This growth was sustained during 1993 and 1994 when GNP grew at rates of 5.9% and 6.5%, respectively. During the first quarter of 1995, the ROC GNP grew at an annualized rate of 6.86%.

    The ROC's foreign exchange reserves increased by 10.6% during 1994, and stood at US$97.9 billion on March 31, 1995. On December 31, 1994, external debt stood at US$563.3 million, a drop of 5.83% from 1993. External debt service payments represented approximately 0.1% of exports of goods and services in 1994.

    Since 1984, the ROC's favorable trade balance and the build-up in foreign exchange reserves have caused appreciation of the NT Dollar and heightened protectionist sentiments in the ROC's major export markets. In 1987, the NT Dollar appreciated approximately 19.6% against the U.S. Dollar. The NT Dollar further appreciated by 3.7% between December 31, 1987 and March 31, 1995 but substantially returned these gains during the summer of 1995. In April of 1993, the ROC was placed on the United States' "priority watch list" for possible trade sanctions under Section 301 of the Omnibus Trade Act. Nations placed on this "Special 301 priority watch list" do not have intellectual property rights ("IPR") protection standards meeting those stipulated by U.S. trade representatives. After being placed on this "priority watch list," the ROC quickly passed a series of legislation revising its copyright laws. However, the ROC was not taken off the "priority watch list," and the United States retained its right to impose trade sanctions if the ROC does not take further measures to protect intellectual property rights. The United States will decide whether or not to remove the ROC from its "priority watch list" in March 1994, following a comprehensive review of the ROC's progress in IPR protection.

    Despite the appreciation of the NT Dollar against the U.S. Dollar in recent years (except for 1990 and the first ten months of 1993, when there was some depreciation), and increasing protectionist pressures in the United States, the ROC's exports to the United States continued at high levels during the past few years. This was attributable, in part, to the fact that over the past several years the NT Dollar has appreciated less against the U.S. Dollar than have certain other currencies, particularly the Japanese yen. As a result, the ROC's products continued to enjoy relative competitiveness in the U.S. market. Despite this fact, it is unlikely that the NT Dollar will appreciate significantly against the U.S. Dollar from these levels. U.S. trade representatives stated in meetings with their ROC counterparts in October 1989 that the NT Dollar had appreciated enough for the time being and that addressing issues other than currency will be a more constructive way to balance trade in the coming years.

    The consumer price index rose 4.10% in 1994, although this does not fully reflect widely divergent rates in certain sectors. The wholesale price index increased by 2.14% in 1994.

    Unemployment in the ROC remained low in 1994, with an average rate of approximately 1.56% during 1994. Wages have increased at a faster rate than inflation but these wage increases have for the most part been matched by a corresponding increase in productivity.

    The decline of fixed capital formation as a percentage of GNP is a perennial concern of government officials, but this percentage has increased consistently over the past several years. Investment increased to 23.24%, 23.68% and 23.26% of GNP in 1992, 1993 and 1994, respectively.

    Since 1989, the government continued its policy of economic liberalization. Selected foreign insurance companies were allowed to begin directly purchasing ROC securities. In addition, the mid-rate system employed by the Central Bank of China (the "Central Bank") to establish the value of the NT Dollar vis-a-vis other currencies was abolished, thereby lessening the influence of the Central Bank in managing currency rates. An amendment to the Banking Law also was passed to allow for, among other things, the establishment of new privately-owned banks and the Ministry of Finance allowed foreign securities firms to apply to establish wholly-owned branch offices. Foreign exchange controls have been further relaxed to allow for inward and outward remittances of US$5 million per person for individuals and US$10 million per corporate entity, per year. In December 1990, the Executive Yuan approved guidelines drafted by the ROC Securities and Exchange Commission (the "ROC SEC") which allow direct investment in ROC securities by certain qualified institutional investors. In addition, in September 1991 new rules were approved which allow eligible foreign fund management companies and banks to invest in new securities investment trust enterprises, subject to ROC SEC approval. Currently, qualified foreign institutional investors are permitted to make direct investment in the ROC securities market.

    Although the ROC government has maintained a policy of no official contact with the PRC, indirect trade has increased significantly, especially in the past three years. Between 1983 and 1994, trade with Hong Kong, much of which represents indirect trade between the ROC and PRC, increased over fivefold, to US$22.8 billion in 1994, an increase of 12.87% from 1993. Companies in the ROC have invested significant amounts in PRC businesses through subsidiaries or investment vehicles located in third countries. In 1991, the ROC government has established a procedure whereby ROC investors may register proposed investments in the mainland with the Ministry of Economic Affairs. If an investment is approved, the ROC investor may legally make an investment in the mainland.

                               DOMESTIC ECONOMY

HISTORY PRIOR TO 1952

    During the Japanese occupation (1894-1945), Taiwan was used as a military base and as a source of food and raw materials for Japan. When Chinese sovereignty over Taiwan was restored, a basic infrastructure was in place which facilitated subsequent economic development.

    At the end of World War II, the island's economy experienced serious shortages and inflation. In 1949, the ROC government moved to Taiwan and a reconstruction effort was undertaken with substantial aid from the U.S. Between 1950 and 1965, U.S commodity aid accounted for as much as 40% of total commodity imports, while U.S. loans and grants accounted for about 40% of total domestic capital formation. In addition, effective land-reform measures laid the foundation for a strong agricultural sector and a more equitable distribution of wealth. By 1953, agricultural and industrial output had surpassed pre-war levels.

ECONOMIC PLANNING

    Economic planning has been an important part of the ROC's economic success. Beginning in 1953, the ROC government has instituted a series of economic plans which have provided a framework for government policies and have helped to adapt the ROC's economy to changes in the domestic and international economic environment.

    The first Four-Year Plan, instituted in 1953, emphasized the development of agriculture and labor intensive light industries producing non-durable consumer goods. In addition, the early plans instituted an import substitution policy which included a multiple exchange rate system and strict import controls. These policies were altered through reforms in 1959-1961 which emphasized the development of labor-intensive export industries. These new policies were extremely successful, and the ROC's growing export industries created a great demand for industrial inputs, most of which had to be imported. As a result, in the 1970s the economic plans included policies designed to promote the development of key heavy industries such as steel and petrochemicals in order to increase self-sufficiency. In addition, in the 1970s planners began to use large-scale public construction programs as a way to expand government enterprise, develop infrastructure and increase domestic capital formation (see "Government Construction Projects").

    The current Four-Year Plan, which is the eleventh such plan, covers the period from 1993 to 1997. In 1993 and 1994 economic growth averaged 6.42% in real terms, with inflation (as measured by the consumer price index) averaging 3.52%. Within these same two years, the service sector grew faster than the manufacturing sector, and accounted for 59.08% of GDP in 1994. One intent of the Plan is to make domestic demand the primary engine of growth in the ROC's economy.

    On January 31, 1991 the government announced its intention to launch a Six-Year National Development Plan which covers a wide range of infrastructure development projects. See "Government Construction Projects."

GROSS NATIONAL PRODUCT

    GNP Growth.  The  ROC's GNP growth has averaged  8.5% in real terms  from
1956 to 1993.   Although growth has  varied from a low  of 1.2% in 1974  to a high of 14.0% in 1978, it has never been negative.

    During the 1950s real GNP growth fell from 9.3% in 1953 and 1954 to 6.6% and 7.8% in 1958 and 1959, respectively. The original import substitution policy was replaced with an export expansion strategy, and textiles, plastics and electrical appliances gradually replaced traditional agricultural exports (mainly sugar and rice) as Taiwan's leading export products. As a result of this new strategy and favorable world trade conditions, real GNP growth rose steadily from 6.4% in 1960 to 12.3% in 1964. During the rest of the 1960s annual GNP growth was in excess of 8%.

    In the 1970s, capital accumulation increased and technological advances were made in Taiwan's light industries. These factors, combined with a growing demand for basic raw materials, components and capital goods, produced a new round of import substitution in which locally produced consumer durables and capital goods replaced imports. From 1970 to 1973 average annual real GNP growth was above 11%. Heavy industry (e.g., steel) and the petrochemical sector grew the fastest and, as local demand was satisfied, these industries began to sell into foreign markets.

    After the major oil price rise in 1973, the ROC experienced a surge of inflation, a heavy trade deficit, and sluggish growth. As a result, GNP growth slumped to 1.2% and 4.4%, respectively, in 1974 and 1975. The government reacted by lifting price controls to curb demand; and in order to sustain investment expenditures, ten major development projects were launched. These measures, coupled with the recovery of the world economy, resulted in an economic recovery with 13.7% GNP growth in 1976, 10.3% in 1977 and 14.0% in 1978.

    After 1978, the ROC's economic growth began to slow again as a result of higher oil prices following the second oil crisis, increased competition from other developing countries and rising protectionism from, and economic recession in, the ROC's major trading partners. Real GNP growth fell from a high of 14.0% in 1978 to 8.5% in 1979, 7.1% in 1980, 5.8% in 1981 and 4.1% in
1982. The stabilization of oil prices and worldwide economic recovery prompted a rebound by the ROC economy in 1983 and 1984, with GNP growth increasing to 8.7% and 11.6%, respectively. The real GNP growth rate for 1985 dropped to 5.6% due primarily to reduced external demand and a fall in fixed capital formation.

    GNP grew by 12.6% and 12.3% in real terms in 1986 and 1987, respectively, due largely to a strengthening of the ROC's export markets and slower growth in imports. GNP growth subsequently slowed to 8.3% in 1988, 8.0% in 1989 and 5.5% in 1990. In 1991 and 1992, GNP growth was at 7.6% and
6.2%, respectively. Slower growth in the world economy, a slowing in the growth of exports and an increase in imports have all contributed to this slowdown, as have a shortage of unskilled labor, particularly in the construction and manufacturing areas, and concerns over the environment. GNP grew by 6.1% in real terms in 1994.

    The following table gives the ROC's GNP since 1985 with the annual percentage changes of GNP in current price terms and real terms:

                               1985       1986      1987      1988       1989      1990       1991      1992      1993       1994
                                                                          (NT$ Billion)
     Gross National
     Product at  Current

     Market Prices  . . .     2,515     2,926      3,303     3,612      4,029     4,412     4,928      5,441     5,971      6,459
Private Consumption . . .     1,262     1,366      1,542     1,781      2,104     2,359     2,635      2,989     3,346      3,761
Government Consumption  .       399       423        466       530        616       740       837        908       940        959
Fixed Capital Formation .       466       517        623       734        870       966     1,067      1,240     1,391      1,484
Increase in Inventory . .         5       (17)        44       100         54        29        54         89        87         53
Exports of Goods and
  Services  . . . . . . .     1,341     1,659      1,855     1,914      1,953     2,014     2,281      2,316     2,599      2,827
Less:  Imports of Goods
  and Services  . . . . .    (1,000)   (1,094)    (1,294)   (1,537)    (1,658)   (1,799)   (2,062)    (2,204)   (2,488)    (2,704)
Expenditures on Gross
  Domestic Product  . . .     2,474     2,855      3,237     3,523      3,939     4,307     4,811      5,338     5,875      6,380
                                                                           90
Net Factor Income from
  Abroad  . . . . . . . .        41        71         66        88        A-8       105       117        103        96         78

Percentage Increase of GNP
  over Previous Year at
  Current Prices  . . . .       6.2%     16.3%      12.9%      9.3%      11.6%      9.5%     11.7%      10.4%      9.7%       8.2%
Real GNP Growth Rate  . .       5.6%     12.6%      12.3%      8.3%       8.0%      5.5%      7.6%       6.2%      6.0%       6.1%


----------
Source: Derived  from data published  in Council  for Economic Planning  and Development,  Industry of
        Free China, Vol. LXXX, III, No. 6, June 1995.


    Composition of GNP. The major components of GNP are private consumption and exports. The decline in fixed capital formation as a percentage of GNP in the mid-1980s was a point of concern with the ROC government which attempted to offset this decline with public sector capital expenditures. These measures, combined with increased foreign investment in the ROC and increased domestic investment stimulated by export demand have reversed the declining trend, with fixed capital formation increasing to 22.8%, 23.3% and 23.0% of GNP in 1992, 1993 and 1994, respectively. Although the gap between exports and imports as percentages of GNP narrowed in recent years to only 1.91% of GNP in 1994, the historic gap has led to large trade surpluses, particularly with the United States.

    These trends and the composition of GNP are shown in the following table:

                           COMPOSITION OF GROSS NATIONAL PRODUCT, 1985-1994
                                 (PERCENTAGE SHARES AT CURRENT PRICES)
                             1985      1986      1987      1988      1989       1990      1991      1992      1993      1994

Private Consumption . .      50.17     46.70     46.69     49.33     52.21     53.46      53.48     54.93     56.04     58.24
Government Consumption       15.87     14.46     14.12     14.67     15.30     16.77      16.98     16.69     15.74     14.84
Fixed Capital Formation      18.54     17.69     18.85     20.31     21.58     21.88      21.64     22.79     23.29     22.96
Increase (Decrease) in                                                                                                   0.82
  Inventory . . . . . .       0.20     (0.57)     1.34      2.77      1.34      0.65       1.09      1.64      1.46      8
Exports . . . . . . . .      53.33     56.69     55.17     53.01     48.47     45.64      46.23     42.56     43.53     43.77
                            (39.75)   (37.38)   (39.17)   (42.54)   (41.15)   (40.78)    (41.85)   (40.51)   (41.67)   (41.86)
Imports . . . . . . . .
Net Factor Income (Loss)
  from Abroad . . . . .       1.64      2.41      2.00      2.45      2.25      2.38       2.38      1.90      1.51      1.21
Exports Less Imports  .      13.58     19.31     17.00     10.47      7.32      4.86       4.43      2.05      1.86      1.91

Source: Council for Economic Planning and Development, Industry of Free  China, Vol. LXXXIII,---------
        - No. 6, June 1995.


    Origins of Gross Domestic Product. The major sources of Gross Domestic Product ("GDP") in 1993 were manufacturing, commerce, finance, insurance, real estate and business services and government services, which together accounted for roughly 79.1 % of GDP. During the past decade, the most significant trends in the composition of GDP have been (1) the decline in the agricultural and construction sectors as percentages of the total economy,
(2) the growth until 1989 in the relative importance of manufacturing and (3) the growth through 1993 in the relative importance of services.

    The following table shows the origins of the ROC's GDP at factor cost in percentage terms:


                               GROSS DOMESTIC PRODUCT PERCENTAGE SHARES
                                                                (Percentage Shares)
                        1984       1985      1986       1987       1988      1989       1990       1991       1992      1993
MAIN SECTORS:

Agriculture . . . .     6.33%      5.78%      5.54%     5.31%      5.02%      4.89%     4.13%      3.70%      3.52%    3.46%
Industry               46.17%     46.28%     47.64%    47.43%     45.69%     43.60%    42.53%     42.47%     41.43%   40.63%
                       47.50%     47.94%     46.82%    47.26%     49.29%     51.51%    53.34%     53.83%     55.05%   55.91%
Services  . . . . .
                      100.00%    100.00%    100.00%   100.00%    100.00%    100.00%   100.00%    100.00%    100.00%  100.00%
SUB-SECTORS . . . .
Manufacturing . . .    37.56%     37.59%     39.70%    39.48%     37.80%     35.59%    34.35%     34.41%     32.85%   31.63%
Electricity, Gas &
  Water . . . . . .     3.74%      4.00%      3.60%     3.57%      3.17%      3.00%     2.88%      2.80%      2.86%    2.84%
Construction  . . .     4.27%      4.12%      3.85%     3.91%      4.25%      4.56%     4.87%      4.87%      5.19%    5.55%
Transport, Storage,
 and Communications
                        6.26%      6.42%      6.19%     6.12%      6.23%      6.20%     6.14%      6.16%      6.29%    6.39%
Commerce  . . . . .    13.50%     13.77%     14.10%    14.04%     14.32%     14.62%    15.38%     15.79%     16.31%   16.46%
Finance, Insurance
  & Business
  Services  . . . .    13.31%     13.79%     13.07%    13.96%     15.69%     17.90%    18.90%     18.84%     19.22%   19.86%
Government Services
                       10.21%     10.28%      9.42%     9.06%      9.55%      9.91%    10.93%     11.37%     11.36%   11.18%
-------
Source: Statistical Abstract of National Income Taiwan Area.  Republic of China.  1951-1993.  February
1994.


PRICES AND WAGES

    The ROC has had very low inflation since 1979-1981, when prices rose sharply in the wake of the second oil price shock. From 1982 to 1994, inflation as measured by the consumer price index and the wholesale price index averaged 2.33% and (1.11)%, respectively. In 1992, 1993 and 1994, the consumer price index increased by 4.5%, 2.9% and 4.1%, respectively. In 1988 the consumer price index increased by only 1.3%. However, in 1989 and 1990, the consumer price index increased by 4.4% and 4.1%, respectively, even though the wholesale price index declined by 0.4% in 1989 and 0.6% in 1990. The wholesale price index increased by 0.2% in 1991, decreased by 3.1 % in 1992 and increased by 2.5% in 1993. See "Banking System--Monetary Policy Monetary Policy."

    Average monthly employee earnings in the manufacturing sector have generally outpaced inflation. Between 1977 and 1994, the average monthly employee earnings index in manufacturing grew faster than the consumer price index. In 1994, manufacturing wage levels increased by approximately 6.6% as productivity during the same period increased by approximately 4%. The rapid growth in wages reflects high demand for labor as evidenced by the low unemployment rates in the ROC.

    The table  that follows shows the  movement in the indices  for wholesale
prices,   consumer  prices   and  average   monthly   employee  earnings   in
manufacturing for the 1985-1994 period:

                            YEAR AVERAGE INDEX NUMBERS OF WHOLESALE PRICES,
                                          CONSUMER PRICES AND
                             EMPLOYEE EARNINGS IN MANUFACTURING, 1985-1994
                                                                                                           Manufacturing
                                                     Wholesale Prices(1)       Consumer Prices(1)       Employee
                                                                                                   Earnings(1)

                                                      Index      % Change      Index      % Change       Index      %
                                                                                                        Change

1985  . . . . . . . . . . . . . . . . . . . . .        109.53        (2.6)        86.58       (0.2)        51.89         4.3
1986  . . . . . . . . . . . . . . . . . . . . .        105.87        (3.3)        87.19        0.7         57.15        10.1
1987  . . . . . . . . . . . . . . . . . . . . .        102.42        (3.3)        87.64        0.5         62.76         9.8
1988  . . . . . . . . . . . . . . . . . . . . .        100.82        (1.6)        88.77        1.3         69.52        10.8
1989  . . . . . . . . . . . . . . . . . . . . .        100.45        (0.4)        92.68        4.4         79.53        14.4
1990  . . . . . . . . . . . . . . . . . . . . .         99.84        (0.6)        96.51        4.1         90.11        13.3
1991  . . . . . . . . . . . . . . . . . . . . .        100.00         0.2        100.00        3.6        100.00        11.0
1992  . . . . . . . . . . . . . . . . . . . . .         96.33        (3.7)       100.47        4.5        110.23        10.2
1993  . . . . . . . . . . . . . . . . . . . . .         98.75         2.5        107.54        2.9        117.82         6.9
1994  . . . . . . . . . . . . . . . . . . . . .        100.86         2.1        111.94        4.1        125.58         6.6
-------
Notes:  (1) 1991=100
Source: Council for  Economic Planning and  Development, Industry of Free China,  Vol. LXXXIII, No. 6,
        June  1995.   CBC, Economic  Research Dept.,  Financial Statistics  Monthly, Taiwan  District,
        B.O.C. July 1995.


EMPLOYMENT AND LABOR FORCE

    The ROC's labor force has been an important factor in the country's economic success. It is young, well educated and highly productive. Statistics from 1994 indicate that 83.8% of the labor force is under 50 years of age, 52.6% of the total labor force had at least a junior high education, and a high school or vocational school education and 19.7% had received junior college, college or graduate school education. Labor productivity in the manufacturing sector increased 3.2% in 1993 and 3.7% in 1994.

    Wage levels for the ROC's workers have been increasing in recent years as living standards and skill levels rise. In August 1995, the minimum monthly wage, guaranteed by law, was raised to NST$14,880; however, the average monthly wage for most industrial workers is approximately twice this amount. The Labor Standards Law, enacted in 1984, offers improved overtime, severance and retirement pay to a substantial portion of the total labor force. The resultant overall increase in labor costs increases the differential between the ROC and its lower-cost competitors among the less-developed nations of Asia. In response to an ever more competitive Asian economy, the ROC government is seeking to develop Taiwan into a regional hub for high-end manufacturing, sea and air transportation, finance, telecommunications and media. Taiwan is positioning itself to develop further as a service-oriented economy rather than a labor-intensive manufacturing-oriented one.

    On August 1, 1987, the government established the Labor Commission, the highest government authority in the ROC dealing with labor affairs. The Commission oversees matters of labor insurance, welfare, sanitation and safety and proposes legislation on the rights and obligations of foreign workers in the ROC. As a result of the lifting of martial law, strikes are no longer prohibited and during 1988, 1989 and 1990 there were several instances of labor actions, although these have occurred less frequently in the recent past. Under pressure from both employers and employee groups, the ROC government has amended the Labor Standards Law in several respects. The most significant change was the relaxation of standards relating to pension benefits and the establishment of alternative pension plans for employees.

    Although the importation of foreign labor was not generally allowed in the ROC before 1991, the government now allows private enterprises to import labor, subject to certain regulations.

    In 1994, union membership in the ROC reached approximately 3.3 million, representing about 35.6% of the total labor force. The ROC has experienced relatively little labor unrest.

INDUSTRIAL STRUCTURE AND INDUSTRIAL PRODUCTION

    The overwhelming majority of the 975,549 businesses registered in the ROC in 1994 were classified as "small and medium enterprises." Businesses are classified as such by the Ministry of Economic Affairs if their paid-in capital or annual business revenue is less than NT $40 million (and, in the case of manufacturing and construction enterprises, if their total assets are less than NT $120 million). Several of the ROC's key industrial sectors have been dominated by small, family-owned companies. For example, the ROC's electronic and machinery-building industries have been characterized by small-scale assembly operations, with a high percentage of machinery factories employing less than 10 persons; and the footwear and textile sectors have traditionally had a high percentage of small companies, with small family-owned enterprises constituting more than two thirds of all footwear manufacturers. These characteristics have provided the ROC's manufacturing sector with great flexibility and enabled it to respond quickly to changes in the world economic environment. However, increased labor costs and the resulting emphasis on high technology and skill-intensive industries may seriously impair the ability of the ROC's small- and medium-sized firms to compete with large corporate conglomerates such as South Korea's chaebol. Over the last several years a large number of small and medium-sized labor intensive businesses have shifted their operations to lower wage areas such as the PRC and Southeast Asian countries. As a policy response to this potential structural deficiency, ROC planners have tried to foster links between large enterprises that produce intermediate or component products and smaller manufacturers of downstream products. This concept has been used in a number of areas, including the plastic, textile, automotive and machinery industries.

    In June 1993, President Lee Teng-Hui ordered the immediate implementation of an economic stimulus package designed to achieve an annual economic growth rate of six to ten percent and a yearly increase of ten to 15 percent in domestic investments by private sectors over the next three years. Pursuant to the economic stimulus package, the government will take five major steps to stimulate interest in domestic investment. First, the government will help local industries obtain low-cost land to support their manufacturing operations. The government will also allow a five-year tax exemption for firms engaged in the development of high-tech products, and a fund of up to NT$20 billion will be offered to finance high-tech investments. Second, the Central Bank will offer NT$40 billion in postal savings deposits to local banks as relendings to small and medium manufacturing and service enterprises, in order to finance production and investment projects. Third, the Central Bank and the Ministry of Finance will set up a panel to streamline and to liberalize financial rules and regulations. This panel will also focus on establishing Taipei as a regional financial center. Fourth, the government will allow the expanded imports of semi-finished products from the PRC, to reinforce the competitiveness of ROC-made products in international trade arenas. Fifth, and finally, the government will promote scientific and technological exchanges with the PRC.

    In order to promote broadly based industrial growth, the government promulgated the Statute for Upgrading Industries on December 29, 1990. This legislation, which replaced the Statute for Encouragement of Investment, contains a number of provisions for accelerated depreciation and other business tax deductions. The government enacted the Statute for Development of Small and Medium Enterprises on February 4, 1991, under which the government will coordinate with financial institutions to make credit more widely available to such enterprises, which may also be granted certain tax benefits.

    The table that follows shows the indices of industrial production (by sectors) in the ROC for the period from 1984 through 1993, and 1992 and 1993 production output in NT Dollars:

                                   INDICES OF INDUSTRIAL PRODUCTION
                                                                                                          1992        1993
                                                                                                         Total;       Total
                                                                                                       Production  Production
                                                                                                         Value        Value
                                                                                                          (NT$        (NT$
                    1984     1985    1986*    1987     1988    1989     1990   1991    1992    1993     Billion)    Billion)

Mining  . . . . .   173.08  159.00  148.62   143.92   140.84   125.30  109.96   100    95.86   94.94       100.90        99.35
Public               56.18   59.84   66.60    73.73    80.14    85.38   91.35   100   106.34  116.11       242.23       267.59
 Utilities  . . .
Building             86.35   86.66   78.51    76.13    90.24    96.00   96.60   100   117.13  150.31       162.07       228.33
 Construction . .
Manufacturing . .    66.45   68.14   78.56    87.27    90.42    93.71   93.02   100   104.08  106.49     4,826.01     4,964.29
Food  . . . . . .    80.65   87.02   87.63    92.35    94.03    90.74   95.98   100   106.91  108.18       477.99       488.58
Tobacco . . . . .   104.94  100.82  104.01    91.69    92.94    97.60   94.89   100    97.39   92.86        31.71        30.46
Textiles  . . . .    89.98   89.50   97.09   101.67    91.33    94.80   92.59   100   100.01   94.55       369.78       332.77
Clothing  . . . .   123.94  133.41  142.78   146.53   121.69   121.71  102.10   100    85.00   76.38        72.63        67.67
Leather and
 Fur                 86.09   97.77  120.80   121.86   115.78   112.78  102.80   100    79.39   68.85        59.33        55.83
 Products . . . .
Furniture . . . .    71.45   77.47   93.14   110.53   107.36   112.60   94.12   100    99.53   89.10        64.78        60.60
Paper and            56.97   61.64   74.63    80.37    84.29    88.38   93.11   100   105.12  102.21       113.54       108.51
 Printing . . . .
Chemical             57.71   62.68   74.60    76.06    79.26    81.81   88.69   100   114.02  121.83       346.43       352.06
 Materials  . . .
Chemical             51.82   56.94   66.19    75.99    83.16    87.39   93.33   100   108.45  115.58       128.26       130.90
 Products . . . .
Petroleum and
 Coal                80.67   80.31   79.29    94.22   102.14   110.85   98.71   100   102.01  120.07       159.26       182.36
 Products . . . .
Rubber               64.87   69.52   76.39    82.23    86.36    90.78   96.18   100   103.23   93.38        64.69        60.37
 Products . . . .
Plastic              71.88   75.64   91.75   103.83   109.09   106.71   98.09   100    96.01   90.82       316.16       303.35
 Products . . . .
Non-Metallic
 Mineral             67.55   70.84   74.71    79.19    82.28    89.64   92.48   100   105.14  113.08
 Products . . . .
Base Metals . . .    57.66   59.25   68.48    73.59    82.40    88.81   91.78   100   111.02  122.84       336.97       438.89
Metal                58.41   62.29   70.60    76.78    83.52    87.52   88.87   100   104.85  100.24       279.69       272.32
 Products . . . .
Machinery . . . .    50.47   51.98   62.07    73.12    83.06    85.05   90.16   100   105.26  108.21       222.87       234.97
Electric
 Machinery/          50.77   48.61   62.25    77.21    84.31    87.65   90.17   100   105.25  116.13       874.90       966.92
 Appliances . . .
Transport            55.94   53.23   64.00    78.59    80.12    92.06   89.88   100   108.51  107.31       398.59       415.02
 Equipment  . . .
Precision            63.61   59.77   69.24    79.57    91.14    97.41   95.95   100   102.06   93.34        50.37        45.32
 Instruments  . .
Miscellaneous
 Industries . . .    78.98   75.16   95.91   106.47   111.67   104.05   98.85   100    97.48   85.86       119.46       108.50
General Index  of
 Industrial
 Production . . .    66.58   68.35   77.93    86.20    89.88    93.27   93.06   100   104.60  108.44     5,240.40     5,470.15
-----------
* Base 1991 = 100
Source: Derived from data published in Industrial Production Statistics Monthly, Taiwan Area, ROC.

    From January 1, 1990 to December 31, 1994 the industrial production index rose at an average annual rate of approximately 4.4% while manufacturing, the largest component of industrial production as measured by output, increased at an average annual rate of approximately 3.8%.

MANUFACTURING

    The manufacturing sector remains the largest sector of the economy, accounting for 31.6% of GDP in 1993 and employing 28.4% of the labor force. The major industries within the manufacturing sector are electronics (including electric machinery and appliances), textiles, petroleum and coal products, chemical materials and products, plastics, and transport equipment. The fastest growing sectors have been electric machinery/appliances, transportation equipment and precision instruments. Electronics, textiles, chemicals and plastics are the ROC's major export industries.

    Electronics. The electronics industry accounted for 19.5% of the ROC's total manufacturing output as of December 31, 1993. Traditionally, this sector has been dominated by smaller, labor intensive assembly operations producing consumer electronic items. The government's current policies are designed to encourage upgrading of products and larger scale manufacturing. A policy implemented in 1986 to open up the ROC market to foreign competition is forcing domestic manufacturers to move into higher technology electronics.

    Textiles. The textile industry accounted for 6.7% of the ROC's total manufacturing output in 1993. Exports of these products have grown more slowly in recent years and have declined as components of total exports from 15.7% in 1989 to 14.2% in 1993. Reasons for this decline include NT Dollar appreciation, severe worldwide price competition and growth limitations imposed by foreign import quotas. Several large textile manufacturers have recently set up manufacturing facilities in lower wage countries in Southeast Asia in order to benefit from reduced labor costs and export privileges to the U.S. The ROC has stated its intention to expand aggressively textile exports to Japan to reduce its trade deficit with that country. However, such efforts have not met with much success as the ROC's trade deficit with Japan continues to increase.

    Chemicals and Plastics. The chemical and plastic industry accounted for 10.0% of the ROC's total manufacturing output as of December 31, 1993. This sector, supported by the state-owned petrochemical industry, produces a broad range of items, including fertilizers, specialty chemicals, plastics, pharmaceuticals, toiletries and other products for industrial and consumer use.

PROMOTION OF HIGH TECHNOLOGY SECTOR

    In recent years, the ROC has experienced growing competition from lower-wage countries, particularly in Asia. In an effort to decrease reliance on labor-intensive industries, the government is promoting high-technology, energy-efficient industries. The same push was embodied in the 1980-1989 Ten-Year Plan, which called for these sectors to grow from 24% of total manufacturing in 1980 to 35% by 1989 (these targets have been broadly achieved). The Statute for Encouragement of Investment, extended in 1980 for another ten years and expired in 1990, offered special incentives in high-technology and capital-intensive industries. These incentives included five-year tax exemptions, business tax deductions for research and development expenses, lower tax rates and accelerated depreciation. As part of these efforts, the government encouraged research and development by ROC companies with the goal of raising research and development expenditures to 2% of gross revenues by 1990 from a level of approximately 0.6% in 1987. This initiative has met with a large measure of success. In another effort to boost growth in the high technology sector, the government coordinated the development of the Hsinchu Science and Industrial Park, which features special tax incentives, duty-free imports, free production facilities and government capital to support joint ventures. The Hsinchu Science Park, which was designed to attract sophisticated industries from abroad, has successfully attracted over 90 "high-tech" companies. On December 29, 1990, the ROC government enacted the Statute for Upgrading Industries, replacing the Statute for Encouragement of Investment. Similar to its predecessor, this statute contains incentives which include accelerated depreciation and business tax deductions.

CONSTRUCTION INDUSTRY

    During the 1970s, the construction industry grew at an average annual rate of 20.4%. Since 1980, growth has slowed dramatically and averaged 2.8% per annum from 1980 to 1989 with substantial negative growth in 1982 and less substantial negative growth in 1983, 1986 and 1987. The main reasons for the slowdown were an oversupply of commercial and residential property and shortages of skilled manpower. The industry recovered strongly in 1988, growing by 32.2% over 1987, largely as a result of work done on the government's 14 Key Development Projects. Growth slowed to an average annual rate of 3.9% from 1989 to 1991. Because of the

Six-Year Plan, however, the construction industry picked up significantly in 1992 and 1993, growing at annual rates of 25.8% and 40.4%, respectively.

MINING

    The main activities of the mining sector involve coal, marble and natural gas. In recent years, coal mining has experienced a steady decline in production due to poor quality, inaccessible deposits, mine accidents, stricter safety requirements, concerns over the environment and foreign competition. The industry produced 0.33 million metric tons of coal in 1992, compared to 2.2 million metric tons produced in 1983.

SERVICES

    In the years form 1989 to 1994, the ROC emerging service sector grew by 12.3%, 9.2%,8.5%, 9.3%, 7.9%, and 7.8%, respectively. In 1994, the services sector accounted for 59.2% of the GNP and employed 49.8% of the workforce.

    The ROC government supports the modernization of the ROC's service industry as a means to support higher levels of agricultural and industrial production as well as to enhance the quality of life and make the ROC's economy less vulnerable to international economic fluctuations. Strategic service industries include banking and other financial services, information and software, management and computerization consulting, engineering design, research and development and product and packaging design.

AGRICULTURE, FORESTRY AND FISHING

    In 1993, the agricultural sector contributed 3.5% of GDP. In recent years, there has been a marked decline in the output of forest products and a modest decline in overall production of agricultural crops, while livestock and fishery-product output has increased. Trends in agricultural, forestry, livestock and fishery production are shown in the following table:


                                INDEX NUMBERS OF AGRICULTURAL PRODUCTS
                        1984    1985     1986    1987    1988     1989    1990    1991     1992    1993
Agriculture Products
                        102.0   102.8    97.5   101.6     102.9   102.4    97.6   100.0     96.4   102.8
Forest Products . .     282.8   254.6   282.0   261.4     169.5   119.8   102.4   100.0     60.4    62.7
Livestock Products       67.0    71.6    74.0    80.6      81.4    85.3    91.7   100.0    102.4   106.9
Fishery Products  .      82.3    85.8    91.0   103.4     107.6   102.2   108.6   100.0     94.4   102.5
--------
* Base 1991 = 100
Sources: Industry of Free China, June 1993 and May 1994, CEPD,
    ROC Agricultural Commission.


ENERGY

    The ROC is largely dependent on imports for the growing energy requirements of its industrialized economy. In 1993 and 1994, imported crude oil petroleum, coal and uranium provided over 90% of the ROC's energy requirements. The remainder was satisfied by domestic supplies of coal, natural gas, crude oil and hydroelectric power.

    The OPEC price increases of the 1970s prompted the ROC Government to implement a three-point program designed to reduce the country's vulnerability in the energy sector. This program provided for energy conservation, expansion of the economy into less energy-intensive industries (i.e. the high-technology sector) an diversification of energy sources toward coal and nuclear energy. In particular, the ROC Government's energy diversification program, initiated in 1979, has achieved success in reducing the reliance on oil, evidenced by the drop in the share of total energy consumption represented by oil from 71% in 1980 to less than 52% in 1994. However, efforts to develop alternate energy sources have suffered frustrating setbacks. Development of the local coal industry into a major energy source was stalled in the wake of the high costs of coal production under increasingly difficult mining conditions and competition from imported coal. Natural gas production has declined in recent years due to the gradual depletion of inland wells. Although plans for the development of nuclear power capacity have led to the construction of three nuclear power plants, construction of a fourth plant has been delayed by environmental concerns. In July 1994 the ROC government released funds for the fourth nuclear power plant, which is currently expected to commence operation in 2000.

    The ROC government controls most of Taiwan's energy supply. Electrical power in the ROC is provided to residential and industrial users exclusively by Taiwan Power Company, a government-controlled utility company. In addition, Chinese Petroleum Corporation, a government-owned company, is the only entity in Taiwan authorized to explore, produce, import and refine petroleum and natural gas in Taiwan.

    The ROC depends to a significant degree on imported sources of energy. In 1992, approximately 94.9% of total energy needs were met by imports
(petroleum, coal and uranium) and only 5.1% were met by domestic sources (coal, natural gas and hydro-power).

    Oil supplanted coal as the ROC's primary energy source in 1967, and by 1980 constituted 71% of total energy consumption. The OPEC price increases of the 1970s had an adverse effect on the ROC and prompted the government to advance a three-point program designed to reduce the ROC's vulnerability in the energy sector. The program envisaged energy conservation, expansion of the economy into less energy-intensive industries in the high-technology sector and diversification of energy-sources away from oil and into coal and nuclear energy.

    The government's diversification program, begun in 1979, has achieved success in reducing reliance on oil, as evidenced by the drop in oil's share of total energy consumption from 71% in 1980 to 52.5 % as of December 31, 1993. However, efforts to develop alternative energy sources have met with some frustration. The authorities have dropped initial efforts to develop the local coal industry into a major energy source in the wake of serious mining accidents in 1984 and in recognition of the poor quality and inaccessibility of deposits. Natural gas production declined in 1985 due to gradual depletion of inland wells. Plans for development of nuclear power capacity led to the construction of three nuclear power plants between 1976 and 1989.

    The sources of primary commercial energy in 1993, are set forth in the following table:

                                 SOURCES OF PRIMARY COMMERCIAL ENERGY
                                             1,000
                                           Kiloleters        Percentage
                                             of Oil            Share
                                          (Equivalent)
Domestic
    Coal  . . . . . . . . . . . . . .             225.9           0.33%
    Hydro-Electric  . . . . . . . . .           1,668.8           2.47
    Natural Gas   . . . . . . . . . .             818.5           1.21
    Crude Oil   . . . . . . . . . . .              65.5           0.10
    Total Domestic Production   . . .           2,778.7           4.12
Imports
    Crude Oil and Petroleum Products
                                               35,388.0          52.48
    Coal and Coal Products  . . . . .          18,175.4          26.95
    Liquified Natural Gas   . . . . .           2,555.4           3.79
    Nuclear   . . . . . . . . . . . .           8,533.6          12.66
    Total Imports   . . . . . . . . .          64,652.4          95.88
Grand Total . . . . . . . . . . . . .          67,431.1         100.00%
--------
Source: Derived from data published in Taiwan Statistical Data Book CEPD, 1994.
Totals do not add due to rounding.


    The installed capacity and system average load of the ROC's power system is shown below:

                              INSTALLED CAPACITY AND SYSTEM AVERAGE LOAD
                                1984     1985     1986      1987      1988      1989     1990     1991      1992      1993
                                                                    (1,000 KILOWATTS)

INSTALLED CAPACITY:
Hydro . . . . . . . . . . .     1,480    2,489     2,564    2,558      2,558    2,562     2,562    2,562     2,577    2,576
Thermal . . . . . . . . . .     7,287    8,337     8,887    8,887      8,887    8,887     9,177   10,677    11,526   11,635
Nuclear . . . . . . . . . .     4,193    5,144     5,144    5,144      5,144    5,144     5,144    5,144     5,144    5,144
Total . . . . . . . . . . .    12,960   15,970    16,595   16,589     16,589   16,593    16,883   18,383    19,247   19,355
System Average Load . . . .     5,611    6,000     6,739    7,479      8,156    8,760     9,400   10,233    10,688      N/A
System Peak Load  . . . . .     8,517    8,716     9,900   11,113     12,331   13,420    14,510   15,321    16,704      N/A

----------
N/A:  Not available
Source: Taiwan Statistical Data Book CEPD, 1994.


GOVERNMENT PARTICIPATION IN THE ECONOMY

    The economic activities of the ROC government have been a significant factor in the growth of the economy. The government provides traditional government services including national defense, postal service, education, infrastructure for transportation and communications and public housing. In addition, the government influences the level of economic activity through the Four Year Plan, control of a number of key industrial enterprises and commercial banks and sponsorship of major construction projects, like the Six-Year National Development Plan (the "Six-Year Plan"), which contribute to overall capital investment. There have been no cases of nationalization of private enterprise in the ROC since 1949 although the government has on occasion become involved in the operation, and has taken over ownership of certain troubled enterprises.

    In 1994, the government controlled 100% of utility production, 49.4% of mining production, and 10.0% of all manufacturing production. The current Four-Year Plan calls for a continued reduction in public sector industrial ownership in order to eliminate inefficient government enterprises. Although no specific timetable has been announced, the ROC government has stated its intention to sell shares in more than 20 government-owned enterprises to the public. However, this privatization plan has repeatedly been delayed. The government sold a portion of its shares in China Steel Corporation to the public in 1989 and 1991 and sold 360 million shares in the form of GDRs for US$330 million in 1992. In September 1993, the government announced its intention to resume privatizing China Steel Corporation by selling 22% of the company in the year ending June 1994. The government has also announced its intention to sell to investors a portion of its holdings in four of the 13 government-owned commercial banks with the intention of reducing the government's total shareholding position in these banks to below 51 %.

                                         PUBLIC OWNERSHIP/(1)/
                          1984    1985     1986    1987    1988     1989    1990    1991     1992    1993
Mining  . . . . . . .      38.6    37.3    36.7    40.0      44.5    49.9    55.1    51.3     48.1    48.0
Manufacturing . . . .      12.6    12.3    11.0    10.8      11.4    11.3    10.6     9.7      9.9    10.5
Utilities . . . . . .     100.0   100.0   100.0   100.0     100.0   100.0   100.0   100.0    100.0   100.0
Total Public Ownership
                           17.7    17.7    16.5    16.3      17.1    17.1    16.8    16.0     16.2    16.9
----------
Source: Taiwan Statistical Data Book CEPD, 1994.
(1) Based on value added at 1991 prices.


GOVERNMENT ENTERPRISES

    Government-controlled enterprises include public utilities and other key enterprises which the private sector is unable or unwilling to undertake. The enterprises operate under the supervision of the Ministry of Economic Affairs with pooled capital partially provided by the private sector.

    The following table sets forth information concerning the principal enterprises in which the government has a controlling interest:

                                   PRINCIPAL GOVERNMENT ENTERPRISES
                                                                       Profit (Losses) Before Tax
                                    1993     1993
                                   Total     Total      FY      FY       FY       FY       FY      FY        FY
             Company               Assets   Assets     1987    1988     1989     1990     1991    1992      1993
Taiwan Power Company  . . . . .    674.4     200.3     34.7    36.0      33.8    29.4     31.1    33.7       30.6
China Petroleum Corporation
  (CPC) . . . . . . . . . . . .    313.7     261.3     52.2    60.0      64.9    33.8     22.5    23.4       10.8
China Petrochemical Development     26.4       7.9      2.0     2.4       1.6     0.3      0.7    (0.2)       0.2
  Corp. (Subsidiary of CPC) . .
Taiwan Sugar Corporation  . . .     65.8      25.3      1.8     1.7       3.0     2.6      2.9     3.4        1.8
Taiwan Fertilizer Corporation .     12.6       7.0      0.5     0.6       0.5     0.2      0.3     0.3        0.0
China Shipbuilding Corp.  . . .     40.8      22.3     (2.5)   (1.8)     (2.1)   (1.9)    (3.2)    0.5        0.8
Taiwan Machinery Manufacturing      18.5       5.0      0.4     0.2      (0.8)   (1.2)    (1.6)   (2.5)      (1.9)
  Corporation . . . . . . . . .
China Steel Corporation . . . .    158.9      62.8      7.8    12.9      19.1    15.3     14.6    11.6        7.8

----------
Source: Yearbook  of Financial Statistics  of the Republic of  China, 1993. Department  of Statistics,
Ministry of Finance.


GOVERNMENT-OWNED BANKS

    In addition to its ownership of certain industrial enterprises, 13 of the country's 33 banks were government-owned. These banks attract a substantial percentage of the nation's deposits and play a major role in lending to both the public and the private sectors. See "Banking System and Monetary Policy."

GOVERNMENT CONSTRUCTION PROJECTS

    Government sponsorship of major construction projects has contributed to economic development in the ROC by providing basic infrastructure for industry and commerce and by expanding key industries under government control. In 1984, the ROC Government announced that it would invest in 14 new infrastructure projects totalling approximately NT$800 billion. These projects include modernization of telecommunications, expansion of railroads and highways and development of a rapid transport system in Taipei. The ROC Government experienced delays in many of these projects, largely due to shortages of construction labor and difficulty in acquiring needed tracts of land. Because of various difficulties with this plan, the ROC government has been forced into a spending deficit. Following the midterm review in 1994, the ROC Government announced a revised Six-Year National Development Plan contemplating a budget of NT$600 billion for 632 projects. These projects included large public works and infrastructure projects in the ROC in 13 main areas including transportation and communication, public housing, resource development, and cultural and educational programs. This revised Six-Year National Development Plan eliminated approximately 20% of the total projects in the original plan and reduced the budget from NT$800 billion to NT$600 billion.

    Government construction projects have contributed to economic development by providing the basic infrastructure for industry and commerce and by expanding key industries under government control. In the early 1970s Taiwan's economy was growing at annual rates in excess of 10% but infrastructure development lagged behind. In addition, the ROC's dependency on key imports was growing in such areas as petrochemicals and steel. To deal with these problems, the government instituted 10 major development projects aimed at improving the transportation infrastructure (roads, railways, airports and harbors) and expanding the steel and petrochemical industries. In 1979 the government instituted 12 new projects which not only continued industrial and infrastructure development but also involved agricultural, social, and cultural projects. The total budget for the 12 projects was NT$228 billion. In 1984 the government announced that it would invest approximately NT$750 billion in 14 new projects scheduled to be completed by 1990. These projects included modernization of telecommunications, expansion of railroads and highways, a rapid transport system in Taipei, expansion of China Steel Corporation and several projects to improve environmental quality and upgrade overall living standards. The government has been experiencing delays in most of these projects (the 1990 target date was not met), largely due to severe shortages of construction labor and difficulty in acquiring needed tracts of land. In spite of these setbacks, in January 1991 the government announced its intention to launch the Six-Year Plan. The Six-Year Plan, as amended, encompasses numerous projects in 13 main areas including transportation and communication, public housing, resource development and cultural and educational programs and will cost approximately NT$6,000 billion (approximately US$223.21 billion).

    The amended Six-Year Plan scales down the original plan, and a number of projects in the original plan have been delayed or cancelled. Along with this announcement, Premier Lien Chan stated that the Six-Year Plan and an economic stimulus program should be implemented together in order to improve the country's investment environment. The ROC government, which traditionally had budget surpluses, experienced deficits in 1991, 1992 and 1993 and over the next several years may experience deficits in connection with the Six-Year Plan. See "Domestic Economy--Industrial Structure and Industrial Production."

FOREIGN INVESTMENT

    Foreign investment in Taiwan has played an important role in the development of the nation's economy and has received extensive legal protection and encouragement by the government, especially in the export and technology transfer sectors. During the mid-1980s the ROC economy was increasingly opened to foreign investment, and such investment was prohibited only in areas controlled by government monopolies, public utilities and certain strategic industries such as steel and petroleum refining. In May 1988 the Executive Yuan announced a list of business categories ineligible for investment by foreign nationals and overseas Chinese or in which such investment is subject to restrictions. This list was last amended on September 6, 1995.

    Aggregate foreign investment from 1952 through December 1994 totalled US$19.34 billion, with US$16.62 billion invested by non-Chinese foreign nationals and US$2.72 billion invested by overseas Chinese, principally Hong Kong residents. Among non-Chinese foreign nationals, Japan and the U.S. are the leading investors in the ROC, with U.S.$5.2 billion and U.S.$4.5 billion, respectively, of the total investment approvals over the period from January 1952 through December 1994. This money was largely invested in the electronic and electric product industry (23.54%), chemicals (14.59%) and the services industry (exclusive of banking and insurance) (11.45%). In 1994, foreign investment in the ROC totalled US$1.63 billion, an increase of 34.38% from 1993. Of this amount, approximately 93% came from non-Chinese foreign investors with the remainder coming from overseas Chinese, principally in Hong Kong.

    In the past, inadequate protection of intellectual property rights has acted as a disincentive to foreign investment, but progress has been made in recent years in improving the legal framework and strengthening enforcement. Changes include the promulgation in 1985 of a new copyright law, which offers copyright protection for software and strengthens penalties for infringement, and a revised trademark law, with tougher enforcement provisions. In April 1993, in response to the United States placing Taiwan on its "priority watch list" for intellectual property rights violators, the government passed a series of copyright law revisions governing the distribution of U.S. copyrighted products in Taiwan. Thereafter, following a comprehensive review of Taiwan's progress in intellectual property rights protection, the United States upgraded Taiwan from its "priority watch list" to its general "watch list." The general "watch list" includes nations that warrant special attention because they maintain intellectual property practices or barriers to market access that are of particular concern to U.S. interests.

In addition, amendments have been proposed to the patent law which would extend protection to chemicals and pharmaceuticals.

    In October 1993, the Central Bank announced that, under certain circumstances, ROC companies would be allowed to repatriate up to $3 billion raised abroad from issues of GDRs and overseas corporate bonds. In addition, qualified foreign institutional investors will be allowed to invest up to $200 million in Taiwan. Also the ROCSEC approved a preliminary proposal to lift the limits on foreign investments in individual stocks. Under current regulations, a single foreign investor is limited to holding a maximum of 7.5% of a company's stock, and foreign holdings acquired through the stock market cannot exceed 15% of the company's issued shares.

ENVIRONMENT

    Taiwan's natural environment has suffered significant damage due to growth policies that ignored the social cost of pollution. In recent years, the public has become increasingly sensitive to the problem and is demanding corrective action. Environmental concerns have delayed or forced the cancellation of several major public-works projects, including construction of a new nuclear power plant, and have produced substantial delays in obtaining required approvals for a number of major new industrial facilities. A cabinet-level Environment Protection Administration was established in 1987 and has placed a high priority on the enforcement and strengthening of environmental laws. Environmental concerns may become a significant impediment to industrial expansion.


                    FOREIGN TRADE AND BALANCE OF PAYMENTS


FOREIGN TRADE

    Foreign trade accounts for a major percentage of the ROC's economic activity, and the ROC is one of the world's largest trading nations, with trade totalling U.S.$178.4 billion in 1994. The ROC's growth has, to a significant degree, been export driven and in recent years, nearly 50% of the country's GNP has been derived from the export sector. Imports are also critical for Taiwan as it is dependent on foreign sources for over 90% of its energy needs and key raw materials and capital equipment used in its export industries. In addition, heightened domestic demand for consumer items has contributed to an increase in imports as a percentage of GDP. In recent years, the ROC's trade balance has been consistently positive; the highest surplus of US$18.7 billion was recorded in 1987. In 1993 and 1994, the trade surplus was US$8.03 billion and US$7.70 billion, respectively. As a result of high overall balance of payments surpluses, the ROC has experienced a dramatic increase in foreign exchange reserves. Starting in 1991, however, this trend slowed down largely because of capital outflow and a decreasing trade surplus. See "Balance of Payments" and "Foreign Exchange."

----------

/(2)/ All statistics used in this Prospectus relating to the ROC's external trade are based on data compiled by the ROC authorities. Statistics on U.S./ROC trade compiled by the U.S. Department of Commerce differ from those compiled by ROC agencies due, in part, to the fact that the U.S. statistics calculate U.S. imports from Taiwan on a customs valuation basis while the ROC statistics calculate them on an FOB basis.

    The following table shows the basic trends in the ROC's overall foreign trade based on foreign exchange settlements between 1984 and 1993:

                                     THE ROC'S EXPORTS AND IMPORTS
                                                                                        Balance
                                   Exports                        Imports               of Trade    Exports as
                             (US$                          (US$                           (US$         % of
                           Million)       %  Change      Million)      (% Change)       Million)      Imports
1984  . . . . . . . .       30,456.4          21.2       21,959.1             8.2        8,497.3        138.7
1985  . . . . . . . .       30,725.7           0.9       20,102.0             8.5       10,623.6        152.8
1986  . . . . . . . .       39,861.5          29.7       24,181.5            20.3       15,680.0        164.8
1987  . . . . . . . .       53,678.7          34.7       34,983.4            44.7       18,695.4        153.4
1988  . . . . . . . .       60,667.4          13.0       49,672.8            42.0       10,994.6        122.1
1989  . . . . . . . .       66,304.0           9.3        52,65.3             5.2       14,038.6        126.9
1990  . . . . . . . .       67,214.4           1.4       54,716.0             4.7       12,498.4        122.8
1991  . . . . . . . .       76,178.3          13.3       62,860.6            14.9       13,317.8        121.2
1992  . . . . . . . .       81,470.3           7.0       72,006.8            14.5        9,463.5        113.1
1993  . . . . . . . .       84,916.6           4.2       77,061.2             7.0        7,855.4        110.2
---------
Source: Monthly Statistics of Exports & Imports, Ministry of Finance.


    The United States is the largest export market with a 26.2% share of the ROC's total exports in 1994. Hong Kong and Japan are the next largest markets with shares of 22.9% and 11.0%, respectively. Exports to all European countries represented approximately 14% of total exports that year. From 1990 to 1994, Taiwan's total exports to Hong Kong increased by 148.5%. Taiwan's increasing dependence on Hong Kong reflects the growing importance of the PRC markets to the ROC.

    The ROC's main imports are machinery, minerals (including crude oil), basic metal products and chemicals. The ROC's main import sources are Japan (29.04% in 1994) and the United States (21.14% in 1994).

    The intensification of protectionist sentiments in the United States and other of the ROC's major trading partners in recent years has highlighted the island's dependency on key export markets and has led to efforts by the ROC government to diversify the ROC's trading partners away from the U.S. To this end, in early 1988 the ROC government approved legislation allowing direct trade between the ROC and all communist bloc countries with the exception of the PRC. Accordingly, the percentage share of the ROC exports delivered to the U.S. has declined steadily in recent years from approximately 48% in 1986 to 26% in 1994. During several months of 1995, Hong Kong became Taiwan's largest trading partner.

                                   EXPORTS BY MAJOR COMMODITY GROUPS
                                            (US $ MILLIONS)
                                                                                    PERCENTAGE OFTOTAL EXPORTS
                           1989       1990        1991      1992        1993     1989     1990   1991  1992    1993


Animals & Animal        $ 1,793.4 $ 1,652.5   $ 1,994.9  $ 2,001.2  $ 2,043.1     2.7%   2.5%    2.6%   2.5%   2.4%
  Products  . . . . . .
Vegetable Products  . .     575.1     524.0       590.7      528.6      514.9     0.9%   0.8%    0.8%   0.6%   0.6%
Prepared Foodstuffs   .     613.1     733.4       870.2      871.5      870.1     0.9%   1.1%    1.1%   1.1%   1.0%
Chemicals   . . . . . .   1,058.3   1,282.1     1,569.8    1,769.3    1,936.1     1.6%   1.9%    2.1%   2.2%   2.3%
Plastic & Rubber  . . .   4,335.9   4,429.7     5,171.2    5,454.9    5,692.8     6.5%   6.6%    6.8%   6.7%   6.7%
Leather & Articles  . .   1,493.8   1,315.9     1,262.7    1,173.0    1,053.0     2.3%   2.0%    1.7%   1.4%   1.2%
Wood, Articles of Wood    1,162.0     962.0       921.5      856.1      785.2     1.8%   1.4%    1.2%   1.1%   0.9%
Textile Products  . . .  10,355.6  10,284.2    11,997.2   11,841.9   12,046.0    15.6%  15.3%   15.7%  14.5%  14.2%
Footwear, Headgear,
  Umbrellas   . . . . .   4,483.7   4,116.2     4,423.7    4,326.6    3,335.5     6.8%   6.1%    5.8%   5.3%   3.9%
Stone, Plaster Cement,
  Ceramic, Glass  . . .   1,142.5   1,103.8     1,162.0    1,208.5    1,083.9     1.7%   1.6%    1.5%   1.5%   1.3%
Basic Metals  . . . . .   5,192.2   5,215.2     5,805.9    6,464.5    7,132.9     7.8%   7.8%    7.6%   7.9%   8.4%
Machinery and
Electrical               21,859.3  23,131.0    26,298.9   29,690.3   33,311.0    33.0%  34.4%   34.5%  36.4%  39.2%
  Equipment   . . . . .
Vehicles, Vessels   . .   3,020.2   3,449.2     3,929.3    4,199.9    4,676.9     4.6%   5.1%    5.2%   5.2%   5.5%
Precision Instruments     1,681.2   1,720.6     2,034.7    2,202.1    2,160.9     2.5%   2.6%    2.7%   2.7%   2.5%
Toys, Games & Sports  .   3,037.7   2,906.2     3,044.3    3,318.8    2,815.9     4.6%   4.3%    4.0%   4.1%   3.3%
Others  . . . . . . . .   4,500.0   4,388.3     5,101.3    5,563.5    5,468.4     6.8%   6.5%    6.7%   6.8%   6.4%
                        $66,304.0 $67,214.3   $76,178.3  $81,470.7  $84,916.6   100.0% 100.0%  100.0% 100.0% 100.0%



                                   IMPORTS BY MAJOR COMMODITY GROUPS
                                            (US $ MILLIONS)
                                                                                                     PERCENTAGE
                                                                                                         OF
                                                                                                        TOTAL
                                                                                                       EXPORTS


   PRODUCT & GROUP         1989      1990       1991      1992       1993        1989  1990  1991 1992   1993

Vegetable Products  . .
                       $ 1,885.9  $ 1,994.2  $ 2,006.4  $ 2,135.3  $ 2,122.5      3.6%   3.6%  3.2% 3.0%  2.8%
Prepared Foodstuffs   .  1,066.4    1,100.2    1,239.0    1,507.5    1,650.5      2.0%   2.0%  2.0% 2.1%  2.1%
Minerals  . . . . . . .  5,094.6    6,575.0    6,545.3    6,413.8    6,674.1      9.7%  12.0% 10.4% 8.9%  8.7%
Chemicals   . . . . . .  5,800.4    5,837.8    7,127.9    7,149.0    7,564.4     11.1%  10.7% 11.3% 9.9%  9.8%
Plastic & Rubber  . . .  1,261.6    1,383.9    1,751.9    1,876.7    2,008.2      2.4%   2.5%  2.8% 2.6%  2.6%
Wood, Articles of Wood   1,209.5    1,106.8    1,345.0    1,684.8    1,939.0      2.3%   2.0%  2.1% 2.3%  2.5%
Pulp, Paper & Printing   1,116.2    1,209.3    1,426.4    1,578.0    1,638.9      2.1%   2.2%  2.3% 2.2%  2.1%
Textile Products  . . .  1,954.2    1,923.6    2,601.8    2,731.1    2,761.4      3.7%   3.5%  4.1% 3.8%  3.6%
Pearls, Precious Stones  2,081.2    1,427.8    1,454.2    2,238.9    1,760.3      4.0%   2.6%  2.3% 3.1%  2.3%
 . . . . . . . . . . . .
Basic Metals  . . . . .  6,776.3    5,997.8    8,078.4    8,358.1    9,858.0     13.0%  11.0% 12.9%11.6% 12.8%
Machinery   . . . . . . 14,949.3   16,400.9   18,568.8   22,324.2   24,120.3     28.6%  30.0% 29.5%31.0% 31.3%
Vehicles, Vessels   . .  3,956.2    3,882.7    3,963.9    6,077.6    6,315.7      7.6%   7.1%  6.3% 8.4%  8.2%
Precision Instruments    1,526.7    1,618.9    2,016.1    2,306.6    2,636.6      2.9%   3.0%  3.2% 3.2%  3.4%
Others  . . . . . . . .
                         3,586.8    4,256.9    4,735.5    5,625.1    6,011.3      6.9%   7.8%  7.5%
                                                                                                             7.8%  7.8%
                       $52,265.3  $54,715.8  $62,860.6  $72,006.7  $77,061.2    100.0% 100.0%100.0%
                                                                                                           100.0%100.0%
----------
Source:  Derived  from data  published  in Monthly  Statistics  of Exports  and  Imports, Ministry  of
Finance.
Totals do not add due to rounding.


                                   TRADE WITH MAJOR TRADING PARTNERS
                                             (US$ MILLION)
                        1989                          1990                          1991
Partner       Exports   Imports   Balance   Exports   Imports   Balance   Exports   Imports   Balance
U.S.  . .     $24,036   $12,033   $12,033   $21,746   $12,612   $ 9,134   $22,321   $14,114   $ 8,207
Japan . .       9,065    16,031   (6,966)     8,338    15,998   (7,661)     9,189    18,858   (9,669)
Hong
  Kong  .       7,042     2,205     4,837     8,556     1,446     7,110    12,431     1,947    10,484
Saudi
 Arabia .         557     1,375     (818)       459     1,539   (1,080)       615     1,679   (1,064)
F.R.
  Germany       2,578     2,660      (82)     3,198     2,716       482     3,868     3,013       855
Australia       1,538     1,631      (93)     1,279     1,660     (380)     1,354     2,018     (664)
Canada  .       1,759       996       763     1,559       839       720     1,624     1,040       584
Singapore       1,976       889     1,086     2,204     1,406       798     2,403     1,446       958
United
  Kingdom       2,102       927     1,175     1,979     1,154       826     2,071     1,124       948
Kuwait  .         139       434     (296)        89       369     (280)        32        36       (4)
Indonesia         934       706       228     1,246       922       324     1,207     1,234      (27)
Others  .      14,578    12,408     2,172    16,561    14,055     2,505    19,067    16,352     2,710
Total . .     $66,304   $52,265   $14,009   $67,214   $54,716   $12,498   $76,180   $62,861   $13,318


(table continued)
                        1992                          1993
Partner       Exports   Imports   Balance   Exports   Imports   Balance
U.S.  . .     $23,572   $15,771   $ 7,801   $23,484   $16,722   $ 6,762
Japan . .       8,894    21,767  (12,873)     8,964    23,186  (14,222)
Hong
  Kong  .      15,415     1,781    13,634    18,444     1,729    16,715
Saudi
 Arabia .         563     1,465     (902)       533     1,502     (969)
F.R.
  Germany       3,599     3,919     (320)     3,503     4,220     (717)
Australia       1,428     2,056     (627)     1,447     2,097     (650)
Canada  .       1,643     1,178       465     1,536     1,119       417
Singapore       2,505     1,695       810     2,876     1,866     1,010
United
  Kingdom       2,205     1,358       847     2,166     1,192       974
Kuwait  .          96       224     (128)        86       274     (188)
Indonesia       1,214     1,407     (192)     1,285     1,624     (340)
Others  .      20,336    19,386       948    20,593    21,530     (937)
Total . .     $81,470   $72,007   $ 9,463   $84,917   $77,061    $7,855


                                 PERCENTAGE OF TOTAL EXPORTS & IMPORTS
                       1989                  1990                  1991                     1992                   1993
Partner           Exports    Imports    Exports    Imports     Exports    Imports      Exports     Imports     Exports   Imports

U.S.  . . . .      36.3%      23.0%      32.4%      23.0%       29.3%      22.5%        28.9%       21.9%       27.7%     21.7%
Japan . . . .      13.7       30.7       12.4       29.2        12.1       30.0         10.9        30.2        10.6      30.1
Hong Kong . .      10.6        4.2       12.7        2.6        16.3        3.1         18.9         2.5        21.7       2.2
Saudi Arabia        0.8        2.6        0.7        2.8         0.8        2.7          0.7         2.0         0.6       2.0
F.R. Germany        3.9        5.1        4.8        5.0         5.1        4.8          4.4         5.4         4.1       5.5
Australia . .       2.3        3.1        1.9        3.0         1.8        3.2          1.8         2.9         1.7       2.7
Canada  . . .       2.7        1.9        2.3        1.5         2.1        1.7          2.0         1.6         1.8       1.5
Singapore . .       3.0        1.7        3.3        2.6         3.2        2.3          3.1         2.4         3.4       2.4
United Kingdom
                    3.2        1.8        2.9        2.1         2.7        1.8          2.7         1.9         2.6       1.5
Kuwait  . . .       0.2        0.8        0.1        0.7         0.0        0.1          0.1         0.3         0.1       0.4
Indonesia . .       1.4        1.4        1.9        1.7         1.6        2.0          1.5         2.0         1.5       2.1
Others  . . .      22.0       23.7       24.6       25.7        25.0       26.0         25.0        26.9        24.2      27.9
Total . . . .     100.0%     100.0%     100.0%     100.0%      100.0%     100.0%       100.0%      100.0%      100.0%    100.0%
----------
Source: Derived from data published in Monthly Statistics of Exports and Imports, Ministry of Finance.
Totals do not add due to rounding.


UNITED STATE-ROC TRADE RELATIONS

    Until this year, the United States had been the ROC's largest trading partner in every year since 1961. The ROC has had a trade surplus with the United States in every year since 1968. In 1987, the U.S./ROC trade gap reached a record high of US$16.0 billion, the United States' second largest bilateral trade deficit behind Japan. The surplus shrank to US$10.5 billion in 1988 as a result of a strong increase in imports, increased to US$12.0 billion in 1989 and subsequently decreased to US$9.1 billion in 1990. In 1994, ROC exports to the United States totalled US$24.3 billion while imports from the United States stood at US$.18.0 billion, a surplus in favor of the ROC of US$6.3 billion.

    The persistent trade surplus with the United States has been a major problem affecting U.S./ROC relations. The U.S. government has held a series of consultations with the ROC government on trade matters and has taken a number of concrete steps designed to deal with specific trade issues. During the past decade the United States Trade Representative ("USTR") initiated investigations of a number of ROC trade practices under Sections 301 and 307 of the Trade Act of 1974, including subsidized rice exports (1983), customs valuation practices (1986), limits on beer, wine and tobacco imports (1986), automotive export requirements (1986) and limits on imports of distilled spirits (1990). In each instance the investigation was terminated on the basis of undertakings by the ROC to modify the challenged practices. The United States has also sought significant reductions in the ROC tariffs, relaxation of non-tariff barriers, increased access to the ROC market for U.S. service industries, better protection of intellectual property rights and, until recently, an appreciation of the NT Dollar against the U.S. Dollar.

    In February 1989 the ROC announced its "Trade Action Plan" in order to reduce the bilateral trade imbalance with the United States and improve foreign access to the ROC's market. The plan included a 3-year schedule of tariff reductions that was intended to lower the ROC's average nominal tariff rate to less than 9 percent. There have been subsequent tariff reductions that have lowered the average nominal tariff rate to 8.64% and the average real tariff rate to 4.5%.

    In 1989, the ROC, together with South Korea, Hong Kong and Singapore, was dropped from the Generalized System of Preferences ("GSP"). The GSP gives developing countries duty-free access to the U.S. market and, on average, provides a 5% tariff reduction on the products covered. The ROC had been the largest beneficiary of GSP with US$3.42 billion of goods qualifying in 1988.

    Since 1988 the U.S. Treasury Department has conducted semiannual reviews of the exchange rate policies of the ROC In late 1992 the United States asserted that ROC authorities unfairly manipulated the exchange rate for the NT Dollar through a variety of means to impede the competitiveness of foreign goods. The CBC responded by asserting that the depreciation of the NT Dollar reflects market forces, not a manipulation of the exchange rate. In light of the depreciation of the NT Dollar during 1993, the U.S. Treasury Department has announced that it is now satisfied that the CBC is not manipulating the market.

    The ROC government has attempted to ease trade tensions with the United States both by promoting the purchase of U.S. goods through a "Buy American" campaign and in efforts to create more open markets. The ROC has liberalized the importation of U.S. wine, tobacco and beer and restricted textile machine tool exports to the U.S. In addition, the government has liberalized access for foreign firms in the securities, insurance, banking and motion picture distribution sectors, agreed to eliminate export performance requirements for foreign companies producing automobiles in Taiwan, and opened its markets to U.S. soda ash exports. The ROC government has also eliminated the discrimination in its harbor tax, thereby reducing the burden on imports and changed its customs valuation system to conform with the GATT Customs Valuation Code, thereby eliminating artificial price lists which increased tariffs on certain imported products. In recent years the customs tariffs schedule has been repeatedly revised and the degree and scope of tariff reductions have continuously been increased. The most recent tariff reduction that took effect on January 1, 1992 covered more than 2,000 categories of products. As a result, the average real duty rate is currently 4.5%, which is less than half the average real duty rate in 1979. In 1989, the ROC Government further reduced the commodity tax, which affects imports as well as domestically produced items.

    On January 1, 1990 the ROC applied for membership in the GATT under the name "Taiwan, Penghu, Kinmen, and Matsu customs territory." In November 1992 the ROC convened its first GATT accession working party. While the United States has taken a generally favorable view of the ROC's accession to the GATT, the

United States asked the ROC on November 24, 1993 to reduce tariffs on a list of 2,800 specific items and agree to reduce tariffs on other products over time in connection with its accession to GATT.

    The U.S. government has recently threatened the ROC government with trade sanctions if there is no enforcement of copyright protections of U.S. products and enforcement of international laws relating to the protection of endangered species.

BALANCE OF PAYMENTS

    As a result of the increase in world oil prices in 1978-1979, the ROC incurred a current account deficit of US$913 million in 1980, and an overall balance of payments deficit for that year of US$319 million. Since that time, the ROC has recorded substantial surpluses in the current account and overall balance of payments in each year except 1992. Record high surpluses were recorded in 1987 for the trade balance (US$20.3 billion), the current account balance (US$18.0 billion) and the overall balance (US$19.3 billion). In 1991, the trade balance stood at US$15.8 billion; the current account balance was US$12 billion; and the overall balance was US$7.2 billion. In 1992, the trade balance stood at US$12.6 billion; the current account balance was US$7.9 billion; and the overall balance was a deficit of US$6.42 million, respectively. In 1993, the trade balance stood at US$11.4 billion; the current account balance was US$5.8 billion; and the overall balance was US$1.4 billion.

    The ROC traditionally has had a positive balance of trade which is reduced by a deficit on invisible transactions (e.g., shipping and other transportation, travel and investment income). The impact of the capital account has varied in recent years as it made a positive contribution to the overall balance in 1980-1983 but was a negative factor from 1984 through 1989 when there were substantial deficits in the long-term capital account due primarily to drawings on long-term loans and substantial repayments and prepayments of principal. This trend continued through 1992.

                                   BALANCE OF PAYMENTS 1985-1994(1)
                                             (US$ MILLION)
                                1985    1986     1987     1988    1989     1990     1991     1992     1993    1994

Current Account Balance . .    9,198  16,277   17,999   10,177   11,385   10,769   12,015   8,154    6,714   6,018
Trade Balance . . . . . . .   11,173  16,917   20,286   13,834   16,203   14,925   15,754  12,767   11,587  11,984
  Exports, f.o.b. . . . . .   30,469  39,552   53,298   60,319   65,875   66,823   75,535  80,723   84,329  92,242
  Imports, f.o.b. . . . . .  (19,296)(22,635) (33,012) (46,485) (49,672) (51,895) (59,781)(67,956) (72,742)(80,258)
Invisible Trade Balance . .   (1,726)   (343)  (1,591)  (1,733)  (2,693)  (3,424)  (3,488) (4,406)  (3,891) (4,609)
Transfers . . . . . . . . .     (249)   (297)    (696)  (1,924)  (2,125)    (735)    (251)   (207)    (982) (1,357)
Long Term Capital . . . . .     (777) (1,408)  (2,386)  (6,031)  (7,432)  (6,402)  (2,647) (3,844)  (2,456) (1,083)
  Direct Investment . . . .      250     261       11   (3,161)  (5,347)  (3,913)    (583)   (990)  (1,534) (1,085)
  Other Long Term Capital .   (1,037) (1,689)  (2,397)  (2,870)  (2,085)  (2,489)  (2,064) (2,854)    (922)      2
Basic Balance . . . . . . .    8,421  14,869   15,613    4,146    3,953    4,367    9,368   4,310    4,258   4,935
Short-Term Capital  . . . .      284   1,421    4,013   (1,481)    (817)  (4,150)  (2,064) (4,880)  (2,295)   (233)
Net Errors and Omissions  .      491     108     (305)    (114)     (35)     463     (129)    (72)    (511)     (2)
Overall Balance . . . . . .    9,196  16,398   19,321    2,551    3,101      680    7,155    (642)   1,452   4,700
Counterpart Items . . . . .      156     223      992    2,629       18       --       --       3        6       8
Change in Net Foreign Assets
  of the Banking System(2)    (9,352)(16,621) (20,313)  (5,180)  (3,119)    (680)  (7,155)    639   (1,458) (4,706)

----------
Notes:  (1)  The data include transactions between OBUs and non-residents.
    (2)  Excluding valuation changes.  Minus denotes an increase in assets.
Source: CBC, Economic Research Department, Financial Statistics Monthly, Taiwan District, ROC


    There was a current account surplus of US$6.0 billion in 1994, compared with a current account surplus of US$6.7 billion in 1993.

                               FOREIGN EXCHANGE

CURRENCY

    Prior to 1979, the ROC utilized a fixed exchange rate with the NT Dollar pegged to the U.S. Dollar. Foreign exchange earners were required to surrender the foreign exchange they received to the Central Bank at a fixed rate through the appointed foreign exchange banks and banks were not allowed to hold foreign exchange. This "Foreign Exchange Concentration System," coupled with the ROC's growing trade surpluses, resulted in an increase in the money supply and inflationary pressure. Under that system, changes in the exchange rates, when they did come, tended to be in relatively large increments.

    In February 1979, the government instituted a liberalization of the exchange rate system in an effort to lessen inflationary pressures. A managed flexible exchange rate was adopted. Appointed foreign exchange banks settled transactions among themselves through the market instead of settling all foreign exchange with the Central Bank. In addition, foreign exchange owners were allowed to hold foreign exchange in special deposit accounts and were not required to convert their foreign exchange into NT Dollars.

    The Central Bank has in the past attempted to maintain stability in the market by intervening to purchase or sell foreign exchange so as to avoid large and sudden fluctuations and to maintain an exchange rate which it deems compatible with the ROC's economic policy. It is now less active in managing currency levels, partly due to requests from U.S. trade negotiators made in 1989. Most of the foreign exchange dealings are spot transactions (delivery within the next business day). Over 90% of the dealings are in U.S. Dollars, although dealing also takes place in other currencies. See "Banking System and Monetary Policy--Monetary Policy."

    During the 1950s the ROC employed a system of multi-tiered exchange rates. That system was replaced at the beginning of the 1960s with a fixed-rate system, whereby the NT Dollar was pegged to the U.S. Dollar.

    In February 1979 the ROC liberalized its exchange rate system. A managed floating exchange rate was adopted, whereby the designated foreign exchange banks settled transactions among themselves through the interbank market instead of surrendering all foreign exchange to the CBC. In addition, domestic earners of foreign exchange were permitted to hold foreign exchange in special deposit accounts.

    At the beginning of April 1989 the CBC announced further changes to the ROC's exchange rate system. Under the new regime, NT Dollar exchange rates applicable to transactions between banks and their customers in amounts of less than US$30,000 were set daily by a group of nine banks selected by the CBC, five of which were permanent members and four of which were rotating members. Under this regime the initial exchange rate was set at 10:00 a.m. on each banking day and could be revised by the group of banks during the course of the day. Exchange rates for transactions in amounts in excess of US$30,000 were to be negotiated between the trading banks and their customers in such transactions. The exchange rates applicable to interbank transactions were freely negotiable between the trading banks.

    In July 1989 the CBC further deregulated the system so that the exchange rates applicable between banks and their customers for transactions in amounts less than US$10,000 are now set daily by the individual banks. Exchange rates for transactions in excess of US$10,000 are still negotiated between the trading bank and its customers. In practice, despite the rule change, local banks still coordinate in setting foreign exchange rates for dealings of not more than US$10,000. The exchange rate applicable to interbank transactions remain freely negotiable.

                          EXCHANGE RATE: NT DOLLAR PER U.S. DOLLAR, 1985-1994
                                                                         End-Period/(1)/             Period
                                                                                                     Avg./(1)/

1985  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  39.850                       39.849
1986  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  35.500                       37.838
1987  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  28.550                       31.845
1988  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  28.170                       28.589
1989  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  26.160                       26.407
1990  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  27.108                       26.893
1991  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  25.748                       26.815
1992  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  25.403                       25.164
1993  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  26.626                       26.387
1994  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  26.240                       26.457
1995 (through August 31, 1995)  . . . . . . . . . . . . . . . .                  27.500                    N/A
______________
Note:        /(1)/ Midpoint market rate through March 1989; interbank closing rates thereafter.
Sources:     CBC,  Financial   Statistics,  Taiwan   District,   ROC  (compiled   in  accordance   with
             International Financial Statistics format published by  the International Monetary  Fund),
             January 1991,  and July  1995;  CBC,  Economic Research  Department, Financial  Statistics
             Monthly, February 1989; International Monetary  Fund, International Financial  Statistics,
             Yearbook 1979.


    On June 16, 1995 the spot buying rate was NT$25.78 per US$1.00, and the spot selling rate was NT$25.79 per US$1.00.

    Most foreign exchange dealings are spot transactions requiring delivery within the next business day although forward transactions have become increasingly important as the NT Dollar has appreciated in value. The CBC has also taken an active role in the forward foreign currency markets. Partly in an effort to shield exporters from the full effects of the appreciation of the NT Dollar, in 1985 the CBC undertook to purchase from banks 90% of all forward foreign exchange contracts. In June 1987 the CBC reduced the proportion of contracts it undertook to purchase to 40% of those outstanding. That proportion proved to be temporary, and the CBC reduced its commitment regarding forward contracts still further late in the year, leaving private parties to set the market price. On October 30, 1991 the CBC announced the re-opening after a four-year shutdown of the forward foreign exchange market to import/export traders and designated foreign exchange banks. As a result, banks could sell to or repurchase foreign exchange contracts from other banks in order to minimize exchange risk.

    The large majority of foreign exchange transactions in the ROC involve U.S. Dollars although dealing also takes place between the NT Dollar and certain other currencies, notably Hong Kong and Singapore Dollars, Sterling, French Francs, Japanese Yen and Deutsche Marks. In addition the trading in third currencies, such as the Japanese Yen or Deutsche Mark, against the U.S. Dollar through Hong Kong-based money brokers is also allowed.

EXCHANGE CONTROLS

    Until August 1993 the ROC's Foreign Exchange Control Statute and regulations thereunder provided that all foreign exchange transactions must be executed by banks designated to handle such business by the Ministry of Finance and by the CBC. Currently 37 banks organized under the laws of the ROC and 39 foreign banks have been designated as foreign exchange banks. In August 1993 the CBC promulgated regulations concerning the establishment of Foreign Exchange Brokerage firms that can engage in brokering the purchase and sale of foreign exchange, foreign currency call loans, swap transactions and other foreign exchange business approved by the CBC. Such a firm must have a minimum paid in capital of NT$100 million.

    On October 30, 1991 new regulations were announced whereby limitations on trade-related foreign exchange transactions were removed entirely. Under such regulations foreign exchange controls were lifted with respect to foreign currency earned from exports of merchandise and services, which may now be retained and used freely by exporters. Similarly, all foreign currency needed for the importation of merchandise and services may be purchased freely from the CBC or from the designated foreign exchange banks.

    The government has liberalized exchange control by, among other things:

(i) permitting ROC companies and resident individuals to remit, without exchange approval, outside and into the ROC up to US$10 million (or its equivalent in specified foreign currency) and US$5 million (or its equivalent in specified foreign currency), respectively, each calendar year;

(ii) permitting individuals and institutions to convert their NT Dollar funds into foreign currency and invest them in certain foreign securities;

(iii) permitting individuals and institutions to open, with appointed banks, foreign exchange demand deposit accounts and time deposit accounts evidenced by non-negotiable certificates;

(iv) requiring ROC persons (importers and exporters included) only to file reports with respect to any foreign exchange with CBC instead of obtaining prior approval; and

(v) subject  to   certain  restrictions,  permitting  non-ROC  companies  and individuals to open NT dollar bank accounts.

    The current regulations also require all private enterprises to register all medium- and long-term foreign debt with designated authorities. The regulations also prohibit the conversion of foreign investment loans into NT Dollars, with few exceptions.

    In addition, foreign persons may, subject to certain requirements, but without foreign exchange approval of the CBC, remit outside and into the ROC foreign currencies of up to US$100,000 (or its equivalent) for each remittance. Foreign financial instituitons may not, however, make inward remittances or convert their foreign currency to NT Dollars without the approval of the CBC. The above limit applies to remittances involving a conversion between NT Dollars and US Dolalrs or other foreign currencies.

RESERVES

    The ROC has the  world's second strongest reserve position.   Since 1987,
the ROC has maintained foreign exchange reserves in excess of US$70 billion. At December 31, 1994, foreign exchange reserves exceeded US$92.4 billion.

                                       Total
                                      Foreign                               Gold
                                      Exchange                           (thousands
                                      Reserves          Change            fine troy            Change
                                   (US$ Million)          (%)             ounces)                (%)
(1984 . . . . . . . . . . . .           15,664              32.1              4,464                 8.5
1985  . . . . . . . . . . . .           22,556              44.0              5,012                12.3
1986  . . . . . . . . . . . .           46,310             105.3              5,574                11.2
1987  . . . . . . . . . . . .           76,748              65.7              7,667                37.5
1988  . . . . . . . . . . . .           73,897              (3.7             13,487                75.9
1989  . . . . . . . . . . . .           73,224              (0.9)            13,537                 0.4
1990  . . . . . . . . . . . .           72,441              (1.1)            13,537                --
1991  . . . . . . . . . . . .           82,405              13.8             13,537                --
1992  . . . . . . . . . . . .           82,306              (0.1)            13,544                 0.1
1993  . . . . . . . . . . . .           83,573               1.5             13,558                 0.1
----------
Source: Financial Statistics  Monthly, Taiwan  District, ROC, January  1991, September 1993  and April
        1994, Economic Research Department, Central Bank.


                      BANKING SYSTEM AND MONETARY POLICY

    In 1993, the ROC had a national savings rate of 28.0%, down from 30.8% in 1989. Despite their relatively high savings rate, the ROC's banking and financial system remains underdeveloped relative to its economy. Government-owned banks play a major role in the banking sector. However, 16 new private banks have been established since government deregulation. Bank financing has been traditionally short-term in nature and longer-term financing has been hindered by the lack of a well developed capital market and strict government regulation of capital issues. In addition, many companies--especially smaller companies with limited direct access to the banking system--have relied on an informal unorganized money market outside the banking system as a source of finance even though rates tend to be higher than those charged by the banks.

    The government is currently reforming the financial system and has implemented some of the recommendations of the Economic Reform Committee relating to the banking industry. These recommendations call for general loosening of the tight government control over the financial markets by deregulating interest rates, minimizing state interference with the day-to-day operation of the state-owned banks, permitting an expansion of foreign branch bank business, improving the interbank market and facilitating the merger of financial institutions. Measures instituted to date include: efforts to develop a formal, short-term money market; deregulation of interest rates; increased freedom for ROC nationals to place some of their savings in foreign portfolio investments, liberalization of foreign exchange controls and the passage of an amendment to the banking law which has enabled both foreign and domestic banks to engage in a wider range of activities.

CENTRAL BANK OF CHINA

    The Central Bank was established in 1935 pursuant to the Central Bank of China Act. The Central Bank is responsible for formulating and implementing monetary policy and supervising all financial institutions in the country. It also holds the nation's foreign exchange reserves, issues the national currency and acts as fiscal agent of the government and custodian of government funds.

    The ROC has a conservative banking and financial system. Interest rates have been strongly influenced by the government since the early 1950s. Government policy toward the financial sector is implemented both through regulation and by means of direct and indirect ownership of domestic banks and financial institutions.

    Bank financing in the ROC has traditionally been short-term in nature and extended on conservative terms. Development of longer-term financing and alternatives to bank financing has been hindered by the lack of a developed capital market and restrictions under the Securities and Exchange Law.

    During the 1980s, however, the ROC government responded to calls for a general loosening of control over the financial markets and began to take specific steps towards deregulation of interest rates, reduction in government interference with the day-to-day operation of the government-owned banks, issuance of new banking licenses, expansion of foreign branch bank business, increased freedom for ROC nationals to place their savings in foreign portfolio investments, improvement of the interbank and short-term money markets and liberalization of foreign exchange controls. In 1985 the ROC financial system suffered severe strains in the wake of the collapse of the Tenth Credit Cooperative, and the government was required to appoint several government-owned banks to assume the management of collapsing financial institutions. In the same year a sequence of business failures among ROC companies caused banks to adopt stricter lending policies. Confidence subsequently returned to the banking system, and in an attempt to try to address certain inadequacies revealed by these 1985 incidents, the Banking Law was amended in 1989 to increase capitalization requirements and strengthen the regulations concerning shareholders and directors of banks.

    On July 11, 1989 the Legislative Yuan passed another amendment to the Banking Law which permits the establishment of privately owned banking institutions and permits banks to set their own interest rates. The statutory amendment defined for the first time the actions that are deemed to constitute the acceptance of deposits. In April 1990 the ROC Ministry of Finance began accepting applications for the establishment of new privately owned commercial banks. Each new commercial bank is required to have a minimum paid-in capital of NT$10 billion. Twenty new private banks have been chartered as of August 1995. Foreign banks are now allowed to set up more than one branch office in the ROC, and local banks can set up five branches every year. The establishment of privately owned commercial banks, by increasing the alternatives available to customers, have made interest rates, especially savings rates, much more competitive.

    The ROC government in 1990 issued regulations permitting trust companies that meet certain requirements to apply to become banks. China Trust Corporation filed such an application, which was approved on July 2, 1992. Chinfon Commercial Bank (formerly known as Cathay Investment and Trust Company) also filed an application and was approved on October 11, 1994.

Central Bank of China

    The CBC was established on the Chinese mainland and was moved to Taiwan in 1949 along with other agencies of the ROC government. The CBC delegated its central banking functions to the provincial Bank of Taiwan from 1949 until resuming operations as the central bank in 1961. Since then the Bank of Taiwan has continued to issue the NT Dollar and to carry out certain other activities on behalf of the CBC. Together with the Ministry of Finance, the CBC is responsible for formulating and implementing monetary policy and for supervising all financial institutions in the country. It also sets reserve requirements and administers the nation's foreign exchange reserves and system of exchange controls. The major methods the CBC uses to implement policy include engaging in open market operations, setting the rediscount rate, acting as lender of last resort, and adjusting bank holdings of foreign currency to influence their reserve positions.

BANKING AND FINANCIAL INSTITUTIONS

    A wide variety of financial organizations operate in the ROC under the supervision of the Central Bank and Ministry of Finance, including domestic and foreign banks, credit cooperative associations, trust investment companies, post offices and postal agencies, life insurance companies, property and casualty insurance companies, bills finance companies and securities finance institutions.

                                                                Number of
         Type                                                  Institutions
Full service domestic banks . . . . . . . . . . . . . . .          33
Local branches of foreign banks . . . . . . . . . . . . .          37
"Medium business" domestic banks  . . . . . . . . . . . .           8
Credit co-operative associations  . . . . . . . . . . . .          74
Credit departments of farmers' and fishermen's                    312
associations  . . . . . . . . . . . . . . . . . . . . . .
Investment and trust companies                                      7
Post offices  . . . . . . . . . . . . . . . . . . . . . .       1,248
Postal agencies . . . . . . . . . . . . . . . . . . . . .         342
Life insurance companies  . . . . . . . . . . . . . . . .          27
Property and casualty insurance companies . . . . . . . .          23
Bills finance companies . . . . . . . . . . . . . . . . .           3
Securities finance institutions . . . . . . . . . . . . .           1

----------
Source: Financial  Statistics  Monthly,  Taiwan  District,  ROC,   May  1994,
        Economic Research Department, Central Bank.

    Both local and foreign banks are chartered under the provisions of the Banking Law, as amended. With the exception of a few specialized banks, all banks engage in a full range of operations and are members of the Clearing House supervised by the Central Bank.

    Under the Banking Law, banks are granted wide latitude to engage in a range of business including securities investment, underwriting, trading in securities for their own account, or for their customers, managing bond and debenture issues and discounting bills and notes, in addition to other normal banking business. The Banking Law also provides for various types of specialized banking institutions such as commercial banks, savings banks, export-import banks, banks which extend credit to medium- and small-sized enterprises and citizens or district banks.

    The postal savings system (post offices and postal agencies) has been the fastest growing segment of the banking industry. From 1961 through 1994 deposits in the system grew from 3% to about 9.3% of the total. Credit co-operative associations are also significant, although their growth rate has not been as fast as the postal savings system. At December 31, 1994, deposits in credit cooperative associations constituted approximately 13.8% of all deposits.

    The International Commercial Bank of China  ("ICBC") is the ROC's leading
foreign exchange bank.   It maintains 42  offices in the ROC and  a number of
foreign branches and representative offices.  See "Custodians."

    The   Export-Import  Bank   of  China   Act  of   1979   established  the
government-owned Export-Import Bank of the ROC and transformed the government-owned Chiaotung Bank into a development bank. The Export-Import Bank of the ROC specializes in trade banking with the main objective of promoting the ROC's exports, while the Chiaotung Bank concentrates on financing investment in manufacturing, mining and transportation industries. It has close working relationships with the CEPD, the Industrial Development Bureau of the Ministry of Economic Affairs and other government bodies.

    In 1974, the government established the Medium and Small Business Credit Guarantee Fund to provide medium and small business credit guarantees for bank loans. In 1975, the government established eight medium-sized banks throughout the country to assist in financing medium and small businesses. As of the end of 1994, about 9.3% of all financial institutions' deposits were held by these banks.

    The Banking Law authorizes the activities of trust and investment companies to manage trust funds and trust properties or, as an investment broker, to invest in capital markets and to undertake underwriting and trading of securities for their own account or for customers. The government first allowed trust and investment companies to open in 1971, with the primary purpose of permitting overseas Chinese financial groups to develop long-term loan and capital markets in the ROC. As of the end of 1994, there were six trust and investment companies operating in the ROC.

    On July 11, 1989, the Legislative Yuan passed an amendment to the Banking Law which permits the establishment of privately-owned banking institutions and permits banks to set their own interest rates. The related regulations have been formulated by the Executive Yuan. The amendment stated for the first time which actions will be deemed as acceptance of deposits and by limiting such actions, thereby made the country's numerous underground investment companies illegal. Following the enactment of this amendment, 15 new private banks were approved in 1991. Two additional new commercial banks were approved, one in 1992 and the second in 1994.

    At present, there are 37 foreign banks operating in the ROC from the United States, the Netherlands, Thailand, Japan, the United Kingdom, Germany, Singapore, France, Spain, Australia and Canada. While there has been some recent liberalization of the treatment of foreign banks in the ROC, their activities are still strictly limited by law and they operate at a competitive disadvantage relative to the ROC's domestic banks. In early January 1987, a restriction limiting foreign banks to taking time deposits of a maturity of six months or less was eliminated. In addition, a regulation permitting qualified foreign banks to conduct trust business in the ROC was adopted in April 1990.

    Bills finance companies in the ROC authenticate or guarantee short-term (up to one year) negotiable instruments, deal in debt securities with remaining maturities of no more than one year and such other types of short-term indebtedness as may be approved by the Ministry of Finance. Bills finance companies also engage in securities repurchase transactions. At July 31, 1995 the combined assets of bills finance companies in Taiwan was NT$68.054 billion.

    At September 30, 1995 there were 31 domestic insurance companies and 23 local branches of foreign insurance companies licensed to do business in the ROC The business of such insurance companies in the ROC includes the making of loans, subject to the approval of the ROC Ministry of Finance, and the investment of a specified percentage of their assets in securities.

MONETARY POLICY

    The Central Bank is responsible for developing and implementing monetary policy and controlling the money supply. The major methods it uses to implement policy include: adjusting deposit reserve ratios; engaging in open market operations; setting the rediscount rate; acting as lender of last resort and adjusting bank holdings of foreign currency to influence their reserve positions.

    From the early 1950s until July 1989 the CBC regulated interest rates in order to promote stability in the local banking industry. Under this system, banks were allowed to alter their deposit and loan rates only within the ranges approved by the CBC. In July 1989 bank rates were deregulated, and since that time banks have been permitted to determine their own rates, which must be posted.

    The ROC's large foreign exchange reserves coupled with relatively low demand for credit have caused total deposits to expand at a rate that is more than triple the rate of expansion of new bank loans. As a result, the banking system became very liquid after 1985. At that time total deposits exceeded loans and investments by NT$641.1 billion. At the end of December 1994 total deposits in excess of loans and investments stood at NT$1,052 billion.

    The CBC has taken a number of steps in recent years to absorb this excess liquidity, including during the years 1987 and 1988 (which experienced growth rates in M1-B of 37.8% and 24.4%, respectively). During those years the CBC also intervened actively in the foreign exchange markets to slow the appreciation in the value of the NT Dollar and also took other strong measures, including restricting capital inflows, prohibiting conversion of foreign loan investments into local currency, freezing foreign borrowings by domestic and foreign banks, freeing itself from commitments to buy from ROC banks 90% of their foreign currency forward contracts and doubling issues of treasury bills to an amount equal to some 40% of the annual government budget for 1988. Those measures, coupled with a decline of speculative interest in the appreciating NT Dollar, seem to have had some success in slowing M1-B growth.

    Between February 1988 and February 1989 M1-B grew at 26.1%. In order to reach the Executive Yuan's announced target of annual M1-B growth of less than 20%, the CBC in April 1989 implemented a package of additional measures, including a 1% increase in the re-discount rate to 5.5%, increases in deposit interest rates and increased reserve requirements for the various forms of bank deposits. As a result of such policy, the money supply grew by only 6.1% in 1989 and declined by 6.6% in 1990. In 1991 the ROC government loosened certain of its restrictions on capital outflows and decreased the re-discount rate and the deposit required reserve rate in an attempt to stimulate monetary growth. In the second half of 1991 the Executive Yuan announced that as a result of increased savings rates (due to increased interest rates), M2 (which includes deposits) should be the standard by which monetary growth is determined. M2 increased by 19.3% in 1991 over the same period in 1990 and 16.6%, 15.1% and 13.0% in 1992, 1993 and 1994,
respectively.

    The rate of growth of the money supply as measured by M1B declined from 52% in 1986 to 38% in 1987, 24% in 1988, 6% in 1989 and actually fell by 6%
in 1990. This trend was reversed in 1991 and 1992, when the annual growth rate of M1B was approximately 12% for both years. The sharp increases in M1B through 1992 resulted from large-scale injection of reserves which the Central Bank effected through its constant purchases of U.S. Dollars on the local foreign exchange market in order to control the appreciation of the NT Dollar against the U.S. Dollar. The Central Bank relies on these purchases to absorb excess foreign currency generated by the mounting trade surplus and speculative currency inflows. At the same time, the Central Bank attempts to reduce the excess liquidity in the domestic money supply caused by these purchases by issuing treasury bills, time deposit certificates and savings notes. The money supply as measured by M1B grew by 15% in 1993.

                                                   As of December 31,
ANNUAL GROWTH RATE    1984     1985    1986    1987    1988    1989   1990    1991    1992    1993
OF M1B                                               (NT$ Billion)
Net currency issued     168      183     231     285     321    348     355     388     436      470
Demand deposits(1)      501      569     907   1,283   1,630  1,720   1,577   1,778   1,998    2,336
Quasi-money(2)  . .   1,465    1,882   2,161   2,607   2,970  3,603   4,299   5,267   6,430    7,759
Money supply
  M1B(3)  . . . . .     670      751   1,138   1,568   1,950  2,069   1,932   2,165   2,434    2,806
  M2(4) . . . . . .   2,134    2,633   3,299   4,175   4,921  5,672   6,231   7,432   8,865   10,565
Annual Growth Rate
  of M2 . . . . . .      20%      23%     25%     27%     18%    15%     10%     19%     19%     19%
Annual Growth Rate
  of M1B  . . . . .       9%      12%     52%     38%     24%     6%    (6)%     12%     12%     15%

----------
Source: Financial Statistics,  Monthly Taiwan District, ROC,  September 1993 and April  1994, Economic
Research Department, Central Bank.
(1)  Composed of checking account balances, passbook deposits and passbook savings deposits.
(2)   Composed of  postal savings  deposits, time deposits,  time savings  deposits, foreign  currency deposits, foreign  exchange proceeds deposits, foreign exchange  trust funds, certificates of deposit, currency held  by businesses and individuals, and bank debentures  and savings bonds issued by CBC and held by the public.
(3)  M1B consists  of net currency issued, checking account balances,  passbook deposits, and passbook savings deposits.
(4)  M2 consists of M1B and Quasi-money.


                         PUBLIC FINANCE AND TAXATION

REVENUES AND EXPENDITURES

    The government policy on fiscal matters has traditionally been conservative. However, the ROC government has experienced deficits in recent years and for the next several years may experience deficits in connection with the Six-Year Plan. In 1993 and 1994, the ROC government ran a surplus of NT$24.1 billion and a deficit of NT$74.7 billion, respectively (NT$827.1 billion of revenue versus NT$801.1 billion of expenditures in 1993, and NT$809.2 billion of revenue versus NT$882.6 billion of expenditures in 1994). It is estimated that this Plan, which covers economic as well as social and cultural programs, will cost approximately NT$6,000 billion. The government intends that a large portion of the funds needed for the Six-Year Plan be raised by privatizing state-owned enterprises and issuing bonds.

    The major sources of 1994 revenue were taxes (55%), surpluses from public enterprises and utilities (10%) and receipts from loans for economic construction (12%).

    The primary areas of expenditure in 1994 were economic development (25%), education, science and culture (20%), social welfare and pension (14%), national defense and foreign affairs (17%) and general administration (13%).


                                GOVERNMENT NET REVENUE AND EXPENDITURES
                                               1985-1994
                                             (NT$ BILLION)
Fiscal Year          Revenues    Expenditures    Balance
1985  . . . . . .      542.6           546.3       (3.7)
1986  . . . . . .      584.8           616.7      (31.9)
1987  . . . . . .      650.2           641.9        8.3
1988  . . . . . .      766.6           726.5       40.1
1989  . . . . . .      921.6         1,207.4     (285.8)
1990  . . . . . .    1,092.4         1,097.5       (5.1)
1991  . . . . . .    1,049.9         1,275.6     (225.7)
1992  . . . . . .    1,257.6         1,561.9     (304.3)
1993  . . . . . .    1,416.3         1,756.3     (340.0)
1994  . . . . . .    1,502.8         1,826.4     (323.6)
----------
Source:  Yearbook of Financial  Statistics of  the ROC,  1994, Department  of Statistics,  Ministry of
Finance.


                                 NET REVENUE OF ALL GOVERNMENT LEVELS
                                                          (PERCENTAGE SHARE)
           REVENUE             1984    1985    1986   1987   1988    1989   1990    1991    1992   1993
                                                            (NT$ Billion)
Taxes . . . . . . . . . . . .   64.3%   61.3%  56.1%   58.7%  60.0%  45.6%  66.0%   52.0%   53.1%   51.9%
Profits from Tobacco & Wine
Monopolies  . . . . . . . . .   7.5     7.2    7.0     6.5    5.4    3.4    4.4       4.2     3.4   3.3
Surplus of Public Enterprises
  and Utilities . . . . . . .   11.8    13.3   15.7    14.5   13.1   9.3    10.1      6.6     8.3   8.8
Proceeds from Issues of
Public Debts  . . . . . . . .   1.8     4.2    4.5     6.8    9.0    8.5    1.3      10.1    18.3   18.0
Receipts from Loans of
  Economic Construction . . .   1.1     1.2    1.2     1.2    1.1    22.6   6.1       9.5     5.2   5.2
Other . . . . . . . . . . . .   13.5    12.8   15.5    12.3   11.4   10.6   12.1     17.6    11.7   12.8

    Total   . . . . . . . . .  100.0%  100.0% 100.0%  100.0% 100.0% 100.0% 100.0%  100.0%   100.0%  100.0%



                                               NET REVENUE OF ALL GOVERNMENT LEVELS
                                                        (PERCENTAGE SHARE)
      EXPENDITURE         1984    1985     1986    1987    1988    1989    1990     1991    1992    1993
                                                          (NT$ Billion)
General Administration
                         10.3%    11.0%   11.1%   10.9%   10.7%    7.8%   10.8%    10.8%  11.7%    11.2%
National Defense  . .    23.8     24.0    24.2    22.5    21.3    15.2    18.1     16.0   14.1     13.6
Education, Science &     19.0     19.8    20.5    20.3    19.7    16.7    19.5     20.4   19.1     18.9
Culture . . . . . . .
Economic Development     26.7     24.5    24.4    25.9    25.5    43.7    25.9     22.8   27.3     29.4
Social Security and      15.8     15.7    15.6    15.5    17.5    12.2    17.4     16.8   17.3     17.2
Pensions  . . . . . .
Obligations . . . . .     3.6      4.2     3.4     4.1     4.5     3.5     7.4     12.3    9.9      9.0
Miscellaneous . . . .     0.8      0.8      0.8     0.9     0.8     0.9     0.9      0.9    0.6     0.7

    Total   . . . . .     100.0%   100.0%  100.0%  100.0%  100.0%  100.0%  100.0%   100.0% 100.0%   100.0%

----------
Source: Yearbook  of Financial Statistics  of the ROC,  1993.  Department  of Statistics, Ministry  of
Finance.
Totals do not add due to rounding.


TAXATION

    Taxation. The ROC tax system includes, among other things, corporate and personal income taxes, commodity and value-added taxes, customs duties, harbor taxes, deed and land taxes and stamp and securities transaction taxes. In recent years the government has been attempting to control tax evasion.

    Generally ROC resident corporations are taxed on their worldwide net income at rates ranging to a maximum of 25%. Branches of foreign corporations and nonresident companies doing business in the ROC are taxed on all ROC-source income either at the applicable rates for resident corporations or at prescribed withholding rates. A 20% withholding tax is imposed upon the receipt by non-residents of any interest, royalties or certain fees for services performed in the ROC, except in certain specified circumstances.

    Individuals are taxed on all income derived from sources within Taiwan. Residents are taxed at progressive rates ranging from 6% to 40%. Corporate profits are taxed again when paid as dividends at the individual taxpayer level. Except for certain specified circumstances, non-residents are taxed at a flat rate of 20% of ROC-source income.

    In April 1986 the government instituted a 5% value-added tax that replaced a three-tiered tax system that involved separate commodity, invoice and business taxes.

    Securities transactions are taxed at the rate of 0.3% for equity transactions and 0.1% for corporate bond and LBC transactions. There is no tax on government bond transactions. Capital gains derived from the sale of securities of listed companies and from the sale of bonds of unlisted companies have not been taxed since January 1, 1990. The ROC government has announced a proposal to reduce the securities transaction tax applicable to sales of shares from 0.3% to 0.2% and to reimpose a capital gains tax on the sale of securities. Gains from the transfer of land within the ROC are subject to a land value increment tax. Deed taxes are levied on the transfer of buildings within the ROC.

    Estate tax  is payable  at rates  ranging from 2%  to 50%.   Gift tax  is
payable at rates ranging from 4% to 50%.

    The tax system in the ROC includes corporate and personal income taxes, business taxes, customs duties, and harbor taxes, commodity taxes, land taxes and stamp and securities transfer taxes. In the spring of 1986, the government introduced a value-added tax which replaced, in part, the previous commodity and business tax. See "Value-Added Tax" below.

    Corporate Income Tax.   ROC resident corporations are taxed  on worldwide
net  income at  a  maximum rate  of  25%.   Certain  approved deductions  are
allowed.

    Non-resident companies doing business in the ROC are taxed on all ROC source income either at the applicable rates for resident corporations or at prescribed withholding rates. Interest, royalties, and certain service fees paid to non-residents are subject to a 20% withholding tax.

    Personal Income Tax. Residents and non-residents are taxed on all income derived from sources within the ROC. Residents are taxed at a progressive rate ranging from 6% to 40%. Non-residents are taxed at a flat rate of 20% for income other than (i) gains realized from the sale of property which are taxed at the rate of 35% for foreign individuals and 25% for foreign corporations and (ii) stock or cash dividends which are taxed at the rate of 35% for individuals and 25% for foreign corporations (or 20% if certain governmental approval relating to foreign investment is obtained). Residents may take deductions for insurance payments, medical expenses, property taxes and charitable donations, or apply a standard deduction in lieu of the itemized deductions. Non-resident taxpayers are ineligible for deductions.

    Value-Added Tax. Under the value-added tax ("VAT") system, a 5% tax is levied on the value added to many types of goods and services at each stage of production and distribution. The sale of a number of types of goods and services are "zero rated" which means that the final seller can recover all the VAT he paid on his purchase of goods and services and that the price paid by the final consumer will not reflect any VAT incurred on prior stages. Zero rated goods and services include exports and services relating to exports.

    Estate and Gift Tax. Estate and gift tax is payable on, inter alia, any estate within the ROC or of a deceased non-resident ROC national regularly domiciled outside the ROC or of a foreign national and on any donated property within the ROC donated by any such person, and is accordingly a tax payable by reference to individuals. Estate tax is payable at rates ranging from 2% of the first NT$600,000 after deducting the amounts permissible to be exempted to 50% of amounts over NT$100 million. Gift tax is payable at rates ranging from 4% of the first NT$600,000 after deducting the amounts permissible to be exempted to 50% of amounts over NT$45 million.

    Capital Gains Tax. During certain periods in the past, capital gains derived from stock transactions have been subject to tax in the ROC. The latest imposition of this tax was for the one-year period ended December 31, 1989. Since January 1, 1990, the capital gains tax has been suspended. The ROC government is currently considering the reimposition of the capital gains tax on securities transactions. This reimposition would be subject to legislative approval, and it cannot be predicted when or whether the legislature will grant such approval.

EXTERNAL DEBT

    Since 1985,  the ROC's  outstanding external debt  has been reduced  from
US$5.2 billion to  US$563 million in 1994.   The following table  gives total
and disbursed external public debt outstanding between 1985 and 1994:

                                   EXTERNAL PUBLIC DEBT OUTSTANDING
                 Total         Change     Disbursed Only     Change
             (US$ million)       (%)       (US$ million)       (%)
1985  . . .      5,196.5         (16.2)        4,764.5        (13.9)
1986  . . .      3,654.5         (29.7)        3,236.2        (32.1)
1987  . . .      2,301.4         (37.0)        1,889.6        (41.6)
1988  . . .      1,885.8         (18.1)        1,528.8        (19.1)
1989  . . .      1,487.6         (21.1)        1,145.5        (25.1)
1990  . . .      1,208.7         (18.7)          898.1        (21.6)
1991  . . .        998.7         (17.4)          713.5        (20.6)
1992  . . .        688.0         (31.1)          455.4        (36.2)
1993  . . .        598.7         (13.0)          395.4        (13.2)
1994  . . .        563.3          (5.9)          360.4         (8.9)
----------
Source: Balance of Payments, March 1995, Central Bank.

    The ROC's debt service requirements are low compared with other countries in the region. Since 1974, the external debt ratio has not risen higher than 4.7%. Prepayments of external public debt account for the higher figure in 1986. External debt service ratios for the ROC during the last ten years are shown in the following table:

                                  SERVICE PAYMENTS ON EXTERNAL PUBLIC
                                   DEBT AS PERCENTAGE OF EXPORTS OF
                                          GOODS AND SERVICES
                                     1984  . . . .         4.7
                                     1985  . . . .         4.1
                                     1986  . . . .         4.6
                                     1987  . . . .         3.1
                                     1988  . . . .         0.6
                                     1989  . . . .         0.7
                                     1990  . . . .         0.5
                                     1991  . . . .         0.3
                                     1992  . . . .         0.3
                                     1993  . . . .         0.1
----------
Source: Balance of Payments, June 1994, Central Bank.


                                                                   APPENDIX B

                DESCRIPTION OF CERTAIN FOREIGN CURRENCY HEDGES
                   AND STOCK OPTIONS AND FUTURES CONTRACTS

FOREIGN CURRENCY HEDGING TRANSACTIONS

    Foreign Currency Forward Contract. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

    Foreign Currency Futures Contract. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are traded on regulated exchanges. Parties to a futures contract must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. The Fund may not enter into foreign currency futures contracts if the aggregate amount of initial margin deposits on the Fund's futures positions, including stock index futures contracts (which are discussed below), would exceed 5% of the value of the Fund's total assets. The Fund also will be required to segregate assets to cover its futures contracts obligations.

    At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing purchase transactions with respect to futures contracts are effected on an exchange. The Fund will only enter into such a forward or futures contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward or futures contract, in which case the Fund may suffer a loss.

    Currency Hedging Strategies. The Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts in several circumstances. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it holds, the Fund may desire to "lock in" the dollar price of the security or the dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the dollar, it may enter into a forward or futures contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

    The Fund does not intend to enter into such forward or futures contracts to protect the value of its portfolio securities on a regular basis, and will not do so if, as a result, the Fund will have more than 20% of the value of its total assets committed to the performance of such contracts. The Fund also will not enter into such forward or futures contracts or maintain a net exposure to such contracts where the performance of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Further, the Fund generally will not enter into a forward or futures contract with a term of greater than one year.

    The Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives the Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

    While the Fund may enter into forward, futures and options contracts to reduce currency exchange rate risks, changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward, futures or options contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of foreign exchange loss.

    Certain provisions of the Code may limit the extent to which the Fund may enter into forward or futures contracts or engage in options transactions. These transactions may also affect the character and timing of income and the amount of gain or loss recognized by the Fund and its shareholders for U.S. federal income tax purposes. See "Taxation--U.S. Federal Income Taxes."

OPTIONS AND INDEX FUTURES CONTRACTS

    Options on Securities. The Fund may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option. As a matter of operating policy, the value of the underlying securities on which options will be written at any one time will not exceed 5% of the total assets of the Fund. In addition, as a matter of operating policy, the Fund will neither purchase or write put options on securities nor purchase call options on securities (except in connection with closing purchase transactions).

    The Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods the Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

    Index Futures. The Fund may purchase and sell indexed financial futures contracts. An index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of index futures will be subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant debt market. No assurance can be given that the Investment Manager's judgment in this respect will be correct.

    The Fund may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of equity securities in its portfolio that might otherwise result. When the Fund is not fully invested in common stocks and anticipates a significant market advance, it may purchase index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of debt securities.


    No  dealer,  salesperson   or  other  individual  has   been
authorized  to   give   any   information   or   to   make   any
representations  other than  those contained  in this Prospectus in connection with  the offering covered by this Prospectus.  If given or made,  such information or representations must  not be
relied  upon  as  having  been  authorized   by  the  Fund,  the
Investment   Manager,  the   Investment   Adviser  or   by   any
Underwriter.   This Prospectus  does not constitute  an offer to
sell, or a solicitation  of an offer to  buy, the Shares in  any jurisdiction  where, or to any person to whom, it is unlawful to
make any such  offer or solicitation.   Neither the  delivery of                              333,334
                                                                               SHARES
this  Prospectus nor any  sale made  hereunder shall,  under any
circumstances,  create an  implication that  there has  not been                             THE
                                                                                     NEW
                                                                              FORMOSA
any change in  the facts set forth in this  Prospectus or in the                                FUND,
                                                                                 INC.
affairs of the  Fund, the Investment  Manager or the  Investment
Adviser since the date hereof.                                                                 COMMON
                                                                                STOCK
                        _________________
                        TABLE OF CONTENTS
                                                            Page
Prospectus Summary  . . . . . . . . . . . . . . . . . . . .
Fund Expenses . . . . . . . . . . . . . . . . . . . . . . .
The Fund  . . . . . . . . . . . . . . . . . . . . . . . . .
Use of Proceeds . . . . . . . . . . . . . . . . . . . . . .
Investment Objective and Policies . . . . . . . . . . . . .
Risk Factors and Special Considerations . . . . . . . . . .                                    ____________
Foreign Investment and Exchange
  Controls in the ROC . . . . . . . . . . . . . . . . . . .                                     PROSPECTUS
The Securities Market of the ROC  . . . . . . . . . . . . .                                    ____________
Investment Restrictions . . . . . . . . . . . . . . . . . .
Management of the Fund  . . . . . . . . . . . . . . . . . .
Portfolio Transactions and Brokerage  . . . . . . . . . . .
Dividends and Distributions . . . . . . . . . . . . . . . .
Dividend Reinvestment Plan  . . . . . . . . . . . . . . . .
Net Asset Value . . . . . . . . . . . . . . . . . . . . . .
Taxation  . . . . . . . . . . . . . . . . . . . . . . . . .
Description of Common Stock . . . . . . . . . . . . . . . .
Underwriting  . . . . . . . . . . . . . . . . . . . . . . .
Transfer Agent, Dividend Disbursing Agent
  and Registrar . . . . . . . . . . . . . . . . . . . . . .
Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . .
Experts . . . . . . . . . . . . . . . . . . . . . . . . . .                       NOMURA
                                                                              SECURITIES
                                                                             INTERNATIONAL,
                                                                                 INC.
Legal Matters . . . . . . . . . . . . . . . . . . . . . . .
Official Documents  . . . . . . . . . . . . . . . . . . . .
Additional Information  . . . . . . . . . . . . . . . . . .
Report of Independent Accountants . . . . . . . . . . . . .
Statement of Assets and Liabilities . . . . . . . . . . . .
Appendix A--The Republic of China                                                             _____________
Appendix B--Description of Certain
  Foreign Currency Hedges and Stock
  Options and Futures Contracts . . . . . . . . . . . . . . . .

UNTIL  _____________, 1996  (25 DAYS  AFTER THE  COMMENCEMENT OF
UNTIL  _____________, 1996  (25 DAYS  AFTER THE  COMMENCEMENT OF
THE  OFFERING),   ALL  DEALERS  EFFECTING  TRANSACTIONS  IN  THE
THE  OFFERING),   ALL  DEALERS  EFFECTING  TRANSACTIONS  IN  THE
SHARES, WHETHER OR NOT  PARTICIPATING IN THIS DISTRIBUTION,  MAY                            ____________,
                                                                                 1996
SHARES, WHETHER OR NOT  PARTICIPATING IN THIS DISTRIBUTION,  MAY
BE REQUIRED TO DELIVER A  PROSPECTUS.  THIS DELIVERY REQUIREMENT
BE REQUIRED TO DELIVER A  PROSPECTUS.  THIS DELIVERY REQUIREMENT
IS  IN  ADDITION  TO  THE OBLIGATION  OF  DEALERS  TO  DELIVER A
IS  IN  ADDITION  TO  THE OBLIGATION  OF  DEALERS  TO  DELIVER A
PROSPECTUS  WHEN  ACTING AS  UNDERWRITERS  AND  WITH RESPECT  TO
PROSPECTUS  WHEN  ACTING AS  UNDERWRITERS  AND  WITH RESPECT  TO
THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.
THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.


   Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there by any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

           (ALTERNATE FRONT COVER PAGE FOR INTERNATIONAL OFFERING)

                            PRELIMINARY PROSPECTUS
                SUBJECT TO COMPLETION, DATED NOVEMBER 17, 1995
PROSPECTUS
                                333,334 SHARES
                          THE NEW FORMOSA FUND, INC.
                                 Common Stock

    The New Formosa Fund, Inc. (the "Fund") is a newly organized, non-diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation, which it seeks to achieve through investment primarily in publicly traded equity securities of Republic of China ("ROC") companies. Under normal circumstances, the Fund will invest at least 65% of its total assets in such securities. The Fund may also invest up to 35% of its total assets in publicly traded equity securities of companies that do not qualify as ROC companies, but in the judgment of the Fund's investment manager, are expected to benefit from developments in the economy of Taiwan. In addition, to the extent permitted by applicable law, the Fund may invest up to 15% of its total assets in non-publicly traded equity securities of ROC companies. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies." The address of the Fund is __________________________________
(telephone number) _______________________.

    INVESTMENT IN THE FUND INVOLVES CERTAIN SPECIAL CONSIDERATIONS AND RISKS NOT TYPICALLY ASSOCIATED WITH INVESTMENTS IN SECURITIES OF UNITED STATES COMPANIES, SUCH AS A HIGH DEGREE OF PRICE VOLATILITY IN THE ROC SECURITIES MARKETS, POLITICAL AND ECONOMIC RISKS, SIGNIFICANT RESTRICTIONS ON FOREIGN INVESTMENTS AND REPATRIATION OF CAPITAL INVESTED IN THE ROC, FLUCTUATIONS OF CURRENCY EXCHANGE RATES, AND DIFFERENT CORPORATE DISCLOSURE STANDARDS. CONSEQUENTLY, AN INVESTMENT IN THE FUND SHOULD BE CONSIDERED SPECULATIVE.
SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" ON PAGE   .
    Kwang Hua Securities Investment & Trust Co. (H.K.), Limited, Hong Kong (the "Investment Manager") will act as the investment manager for the Fund. Kwang Hua Securities Investment & Trust Co., Ltd., Taipei, Taiwan (the "Investment Adviser") will act as the investment adviser for the Fund.

    Of the 333,334 shares of Common Stock offered (the "Shares"), __________ are being offered by the U.S. Underwriters in the United States and Canada (the "U.S. Offering"), ____________ are being offered by a Japanese Underwriter in Japan (the "Japanese Offering") and ________ Shares are being offered by International Underwriters outside the United States, Canada and Japan (the "International Offering"), subject to transfer among the U.S. Underwriters, the Japanese Underwriter and the International Underwriters (collectively, the "Underwriters"). The initial public offering price and sales load per Share are the same for the U.S. Offering, the Japanese Offering and the International Offering.
    PRIOR TO THIS OFFERING, THERE HAS BEEN NO PUBLIC MARKET FOR THE SHARES. Shares of closed-end investment companies that invest primarily in securities of issuers in foreign countries have in the past frequently traded at discounts from their net asset values and initial offering prices. The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of a closed-end investment company soon after the completion of an initial public offering of the company's shares. Application will be made to list the Shares on the New York Stock Exchange and the Osaka Securities Exchange.
    This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this Prospectus and retain it for future reference.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION  OR  ANY  STATE  SECURITIES  COMMISSION  NOR  HAS  THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
        PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                        Price to Public(1)     Sales Load(1)(2)     Proceeds to the
                                                                                        Fund(3)
Per Share . . . . . . . . . . . . .           $15.00               $                  $
Total(4)  . . . . . . . . . . . . .           $                    $                  $


(1) The "Maximum Price to Public" and "Maximum Sales Load" per Share will be reduced to $_____ and $_____, respectively, for purchases in single transactions (as defined herein under "Underwriting") of between _____ and _____ Shares and to $_____ and $_____, respectively, for purchases in single transactions of _____ or more Shares. See "Underwriting."
(2) The Fund, the Investment Manager and the Investment Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. See
    "Underwriting."
(3) Before deducting organizational and offering expenses payable by the Fund, estimated at $______, including an aggregate of $______ to be paid to the Underwriters in partial reimbursement of their expenses.
(4) The Fund has granted to the U.S. Underwriters and the International
    Underwriters options, exercisable for 45 days from the date of this Prospectus, to purchase up to an aggregate of _______ additional shares of Common Stock, solely to cover over-allotments. If such options are exercised in full, the total Maximum Price to Public will be $________, the Maximum Sales Load will be $________ and the Proceeds to the Fund will be $__________. See "Underwriting."

    The Shares are offered by the International Underwriters subject to prior sale when, as and if delivered to and accepted by them and subject to certain other conditions. The International Underwriters reserve the right to reject orders in whole or in part. It is expected that delivery of the Shares will be made in New York, New York, on or about ______________, 1996.

                    NOMURA INTERNATIONAL (HONG KONG) LTD.

              The date of this Prospectus is ____________, 1996.


(ALTERNATE BACK COVER PAGE FOR INTERNATIONAL OFFERING)


    NO DEALER, SALESPERSON OR OTHER INDIVIDUAL
HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO
MAKE ANY REPRESENTATIONS OTHER THAN THOSE
CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH
THE OFFERING COVERED BY THIS PROSPECTUS.  IF
GIVEN OR MADE, SUCH INFORMATION OR
REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING
BEEN AUTHORIZED BY THE FUND, THE INVESTMENT
MANAGER, THE INVESTMENT ADVISER OR BY ANY
UNDERWRITER.  THIS PROSPECTUS DOES NOT CONSTITUTE
AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER
TO BUY, THE SHARES IN ANY JURISDICTION WHERE, OR
TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE ANY
SUCH OFFER OR SOLICITATION.  NEITHER THE DELIVERY                      333,334 SHARES
OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER
SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN
                                                                       THE NEW FORMOSA
IMPLICATION THAT THERE HAS NOT BEEN ANY CHANGE IN
                                                                         FUND, INC.
THE FACTS SET FORTH IN THIS PROSPECTUS OR IN THE
AFFAIRS OF THE FUND, THE INVESTMENT MANAGER OR
THE INVESTMENT ADVISER SINCE THE DATE HEREOF.
                                                                        COMMON STOCK

                _________________
                TABLE OF CONTENTS             Page
Prospectus Summary  . . . . . . . . . . . . .
Fund Expenses . . . . . . . . . . . . . . . .
The Fund  . . . . . . . . . . . . . . . . . .

Use of Proceeds . . . . . . . . . . . . . . .
Investment Objective and Policies . . . . . .
Risk Factors and Special Considerations . . .                           ____________
Foreign Investment and Exchange

  Controls in the ROC . . . . . . . . . . . .                            PROSPECTUS
The Securities Market of the ROC  . . . . . .                           ____________
Investment Restrictions . . . . . . . . . . .

Management of the Fund  . . . . . . . . . . .
Portfolio Transactions and Brokerage  . . . .
Dividends and Distributions . . . . . . . . .

Dividend Reinvestment Plan  . . . . . . . . .
Net Asset Value . . . . . . . . . . . . . . .
Taxation  . . . . . . . . . . . . . . . . . .
Description of Common Stock . . . . . . . . .

Underwriting  . . . . . . . . . . . . . . . .
Transfer Agent, Dividend Disbursing Agent
  and Registrar . . . . . . . . . . . . . . .

Custodian . . . . . . . . . . . . . . . . . . . .
Experts . . . . . . . . . . . . . . . . . . .                 NOMURA INTERNATIONAL (HONG KONG)
Legal Matters . . . . . . . . . . . . . . . .                               LTD.

Official Documents  . . . . . . . . . . . . .
Additional Information  . . . . . . . . . . .
Report of Independent Accountants . . . . . .
Statement of Assets and Liabilities . . . . .

Appendix A--The Republic of China
Appendix B--Description of Certain                                      _____________
  Foreign Currency Hedges and Stock

  Options and Futures Contracts . . . . . . . . .



UNTIL _____________, 1996 (25 DAYS AFTER THE
COMMENCEMENT OF THE OFFERING), ALL DEALERS
EFFECTING TRANSACTIONS IN THE SHARES, WHETHER OR
NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE
REQUIRED TO DELIVER A PROSPECTUS.  THIS DELIVERY
REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF
DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS
                                                                     ____________, 1996
UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD
ALLOTMENTS OR SUBSCRIPTIONS.


                          PART C--OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

    (1) Financial Statements
        --Report of Independent Accountants
        --Statement of Assets and Liabilities dated ____________, 1996
    (2) Exhibits


             (a) --Articles of Incorporation*
             (b) --By-Laws, as amended*

             (c) --Not applicable
             (d) --Copies of Instruments Defining Rights of Stockholders**
             (e) --Dividend Reinvestment Plan**

             (f) --Not applicable
             (g)(1)  --Form of Investment Management Agreement**
                (2)  --Form of Investment Advisory Agreement**
             (h)(1)  --Form of U.S. Underwriting Agreement**

                (2)  --Form of International Underwriting Agreement**
                (3)  --Form of Japanese Underwriting Agreement (English
                       translation)**
                (4)  --Form of Intersyndicate Agreement**

             (i) --Not applicable
             (j) --Form of Custody Agreement**
             (k)(1)  --Form of Transfer Agency, Dividend Disbursing Agency
                       and Registrar**

                (2)  --Form of Administration Agreement**
                (3)  --Form of Service Agreement for Japanese Shareholders
                       (English translation)**
             (l)(1)  --Opinion and Consent of Brown & Wood**
             (m) --Not applicable
             (n)(1)  --Opinion and Consent of Lee and Li**
                (2)  --Consent of Independent Accountants**
             (o) --Not applicable

             (p) --Form of Investment Letter**
             (q) --Not applicable


___________
*   Filed herewith.
**  To be filed by amendment.

ITEM 25.  MARKETING ARRANGEMENTS

    See Exhibit (h)(1) through (h)(3) to this Registration Statement.


ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


    The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement.

    U.S Securities and Exchange Commission

      Registration fees   . . . . . . . . . . . . . . . . . . . . .  $
    New York Stock Exchange listing fee   . . . . . . . . . . . . . .
    Osaka Securities Exchange listing fee   . . . . . . . . . . . . .

    Printing (other than stock certificates)  . . . . . . . . . . . .
    Engraving and printing stock certificates   . . . . . . . . . . .
    Fees and expenses of qualification under
      state securities laws (including
    fees of counsel)  . . . . . . . . . . . . . . . . . . . . . . . .
    Auditing and accounting fees  . . . . . . . . . . . . . . . . . .
    Legal fees and expenses   . . . . . . . . . . . . . . . . . . . .
    Underwriters' expense allowance   . . . . . . . . . . . . . . . .
    NASD fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Miscellaneous   . . . . . . . . . . . . . . . . . . . . . . . .

                                                                    ----
       Total  . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   *
____________
* To be completed by amendment.


ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


    Not applicable

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES


    As of the effective date of the Registration Statement:

                                     NUMBER OF

       TITLE OF CLASS              RECORD HOLDERS
Common Stock, $.10 par value
                                        One

ITEM 29.  INDEMNIFICATION

    Section 2-418 of the General Corporation Law of the State of Maryland,
Article VI of the Fund's Articles of Incorporation, Article VI of the Fund's By-laws, the Management Agreement, the Advisory Agreement, the Underwriting Agreements, the Administration Agreement and the Custody Agreement provide for indemnification.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGEMENT AND INVESTMENT ADVISOR

    Information as to the directors and officers of the Investment Manager and the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years, will be included in their respective applications for registration as
investment advisers on Form ADV (File Nos. 801-        and 801-       ,
respectively) filed under the Investment Advisers Act of 1940 (the "Advisers Act") and incorporated herein by reference thereto.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

    (to be provided by amendment)

ITEM 32.  MANAGEMENT SERVICES

    Not applicable

ITEM 33.  UNDERTAKINGS

    (a) The Fund undertakes to suspend offering its shares until it amends its prospectus contained herein if (i) subsequent to the effective date of its Registration Statement, the net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement or (ii) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

    (b)  The Fund hereby undertakes that:

        (1) For purposes of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Fund under Rule 497(h) under the Act shall be deemed to be part of this registration statement as of the time it was declared effective.

        (2) For the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES


    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF TAIPEI, THE REPUBLIC OF CHINA, ON NOVEMBER 16, 1995.

                                 THE NEW FORMOSA FUND, INC.

                                 By       /s/ ANDY CHENG
                                           -----------------------------

                                          ANDY CHENG, President

    Each person whose signature appears below hereby authorizes John A. MacKinnon or Andy Cheng, or either of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

    SIGNATURE                       TITLE                    DATE

    -------                          ----                      ---


   /s/ ANDY CHENG              Director and President     November 16, 1995
------------------------

   ANDY CHENG                    (Principal Executive

                                 Officer)

   /s/ FRANK HSU                 Director, Vice President November 16, 1995
-------------------------

   FRANK HSU                     and Treasurer
                                 (Principal Financial and
                                 Accounting Officer)

   /s/ JESSE LIU                 Director, Vice President November 16, 1995
-------------------------

   JESSE LIU                     and Secretary